Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                       )              Case No.    05-40129
                                                        --------
                             )
FRIEDMAN'S INC., et al.,     )              Judge       Hon. Lamar W. Davis, Jr.
                                                        ------------------------
                             )
                             )              Chapter     11
                                                        --
                             )
Debtor                       )
-----------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

              FROM       October 2, 2005        TO        October 29, 2005
                         ---------------                  ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                                 & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285




                                            /s/ Matthew Mills
                                            ------------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah,
                                            Georgia
                                            31402-1368
                                            (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

Friedman's Inc and Subsidiaries

Consolidating Statement of Cash Receipts and Disbursements

    October-05


                                                                         Consolidated Treasury Function
                                           -------------------------------------------------------------------------------

Account Description                             Store       Concentration       Master         Accounts        Payroll
                                               Deposits                      Disbursement      Payable
G/L Account Number                              1020             1016            1014            1018           1011

Bank                                          numerous           BofA            BofA            BofA           BofA

Bank account number                           numerous        102243608       3272823008      3299831844     3299831836

Beginning Balance                                2,190,582          782,418          21,792      (8,266,343)     (110,639)

    Cash deposits                                8,562,774        3,969,946               0               0             0
    Credit card collections                              0        1,617,381               0               0             0
    Down payments/layaways                               0                0               0               0             0
    Sales tax                                            0                0               0               0             0
    Borrowings on line of credit                         0                0      28,500,000               0             0
    Interbank transfers                         (8,809,643)      (5,695,000)    (19,110,433)     17,464,923     5,664,889
    Intercompany allocations                             0                0               0               0             0
    Other deposits                                       0          314,480                               0             0

                                           -------------------------------------------------------------------------------
Total cash receipts                               (246,869)         206,807       9,389,567      17,464,923     5,664,889

                                           -------------------------------------------------------------------------------
Total cash available                             1,943,713          989,225       9,411,359       9,198,580     5,554,250

    Merchandise payments                                 0                0         499,579       8,913,306             0
    Rent                                                 0                0               0       2,115,165             0
    Advertising                                          0                0       1,750,270       7,032,178             0
    Jewelry repair                                       0                0               0         485,677             0
    Customer refunds                                     0                0               0         207,876             0
    Utilities and telephone                              0                0               0         360,134             0
    Employee travel                                      0                0             102         121,559             0
    Benefits and benefit administration                  0                0          89,380          97,059             0
    Freight and inventory distribution                   0                0               0         168,657             0
    Capital expenditures                                 0                0               0         155,730             0
    Taxes and licenses                                   0                0               0         262,750             0
    Ordinary course professionals                        0                0               0         380,342             0
    Credit and collection expenses                       0          467,326               0         304,141             0
    Payroll                                              0                0           2,611               0     5,678,135
    Professional fees                                    0                0               0       2,524,882             0
    Banking, interest and loan fees                      0                0          50,000               0             0
    Income taxes                                         0                0               0               0             0
    Sales tax                                            0                0               0               0             0
    American Bankers Ins Group                           0                0          90,519               0             0
    ACH/Debits/Charges                                   0          111,741               0               0             0
    Healthcare                                           0                0               0               0             0
    Line of credit paydowns                              0                0       6,778,000               0             0
    Intercompany allocations                             0                0               0               0             0
    Other disbursements                                  0           25,307          24,705       1,280,280             0

                                           -------------------------------------------------------------------------------
Total cash disbursements                                 0          604,374       9,285,166      24,409,736     5,678,135

                                           -------------------------------------------------------------------------------
Ending cash balance                              1,943,713          384,851         126,193     (15,211,156)     (123,885)
                                           ===============================================================================

Bank reconciliation attached?                    Yes             Yes              Yes             Yes            Yes

Recon Validation                                  0              (0)               0              (0)            (0)



[TABLE CONTINUED - 1]


                                                                  Consolidated Treasury Function
                                           ----------------------------------------------------------------------------

Account Description                           Health     Sales Tax    Store    Home Office    Standstill       FJ
                                             Insurance   Fiduciary     Cash      Expense        Escrow      Fiduciary
G/L Account Number                             1013        1021        1025        1030          1050         1061

Bank                                           BofA        BofA        N/A      Sun Trust      Wachovia    Wilmington

Bank account number                         3299836140  3268596048     N/A      1500518236     26166544    1328-5489

Beginning Balance                              (255,714)        912    198,800        6,006        573,515      18,795

    Cash deposits                                     0           0          0            0              0           0
    Credit card collections                           0           0          0            0              0           0
    Down payments/layaways                            0           0          0            0              0           0
    Sales tax                                         0           0          0            0              0           0
    Borrowings on line of credit                      0           0          0            0              0           0
    Interbank transfers                         526,737   1,148,884          0            0              0           0
    Intercompany allocations                          0           0          0            0              0           0
    Other deposits                                    0           0     (1,200)           0              0          15

                                           ----------------------------------------------------------------------------
Total cash receipts                             526,737   1,148,884     (1,200)           0              0          15

                                           ----------------------------------------------------------------------------
Total cash available                            271,023   1,149,796    197,600        6,006        573,515      18,810

    Merchandise payments                              0           0          0            0              0           0
    Rent                                              0           0          0            0              0           0
    Advertising                                       0           0          0            0              0           0
    Jewelry repair                                    0           0          0            0              0           0
    Customer refunds                                  0           0          0            0              0           0
    Utilities and telephone                           0           0          0            0              0           0
    Employee travel                                   0           0          0            0              0           0
    Benefits and benefit administration         311,685           0          0            0              0           0
    Freight and inventory distribution                0           0          0            0              0           0
    Capital expenditures                              0           0          0            0              0           0
    Taxes and licenses                                0           0          0            0              0           0
    Ordinary course professionals                     0           0          0            0              0           0
    Credit and collection expenses                    0           0          0            0              0           0
    Payroll                                           0           0          0            0              0           0
    Professional fees                                 0           0          0            0              0           0
    Banking, interest and loan fees                   0           0          0           16              0           4
    Income taxes                                      0           0          0            0              0           0
    Sales tax                                         0   1,124,644          0            0              0           0
    American Bankers Ins Group                        0           0          0            0              0           0
    ACH/Debits/Charges                                0           0          0            0              0           0
    Healthcare                                        0           0          0            0              0           0
    Line of credit paydowns                           0           0          0            0              0           0
    Intercompany allocations                          0           0          0            0              0           0
    Other disbursements                               0           0          0         (169)             0           0

                                           ----------------------------------------------------------------------------
Total cash disbursements                        311,685   1,124,644          0         (153)             0           4

                                           ----------------------------------------------------------------------------
Ending cash balance                             (40,662)     25,152    197,600        6,159        573,515      18,806
                                           ============================================================================

Bank reconciliation attached?                   Yes         Yes        Yes         Yes           Yes           Yes

Recon Validation                                (0)          0          0          (0)           (0)           (0)



[TABLE CONTINUED - 2]


                                               Consolidated Treasury Function
                                           ----------------------------------------

Account Description                          Fiduciary    Fiduciary    Friedman's    Concentration    MC/Visa (b)    AMEX (b)
                                            Expense (c) Cap. Mgmt (c)  Management
G/L Account Number                             1056         1057          1012            1003

Bank                                         Heritage     Wachovia        BofA         Citigroup       Citigroup    Citigroup

Bank account number                         1030010787   6728003962    3275522334       30597768       30597776      30597784

Beginning Balance                                 2,118         2,716           400                0             0            0

    Cash deposits                                     0             0             0                0             0            0
    Credit card collections                           0             0             0        6,403,179             0            0
    Down payments/layaways                            0             0             0                0             0            0
    Sales tax                                         0             0             0                0             0            0
    Borrowings on line of credit                      0             0             0                0             0            0
    Interbank transfers                               0             0             0        8,809,643             0            0
    Intercompany allocations                          0             0             0                0             0            0
    Other deposits                                    0             7             0                0             0            0

                                           ------------------------------------------------------------------------------------
Total cash receipts                                   0             7             0       15,212,822             0            0

                                           ------------------------------------------------------------------------------------
Total cash available                              2,118         2,723           400       15,212,822             0            0

    Merchandise payments                              0             0             0                0             0            0
    Rent                                              0             0             0                0             0            0
    Advertising                                       0             0             0                0             0            0
    Jewelry repair                                    0             0             0                0             0            0
    Customer refunds                                  0             0             0                0             0            0
    Utilities and telephone                           0             0             0                0             0            0
    Employee travel                                   0             0             0                0             0            0
    Benefits and benefit administration               0             0             0                0             0            0
    Freight and inventory distribution                0             0             0                0             0            0
    Capital expenditures                              0             0             0                0             0            0
    Taxes and licenses                                0             0             0                0             0            0
    Ordinary course professionals                     0             0             0                0             0            0
    Credit and collection expenses                    0             0             0                0             0            0
    Payroll                                         563             0             0                0             0            0
    Professional fees                                 0             0             0                0             0            0
    Banking, interest and loan fees                   0             0             0            8,392             0            0
    Income taxes                                      0             0             0                0             0            0
    Sales tax                                        10             0             0                0             0            0
    American Bankers Ins Group                        0             0             0                0             0            0
    ACH/Debits/Charges                                0             0             0          158,621             0            0
    Healthcare                                        0             0             0                0             0            0
    Line of credit paydowns                           0             0             0       15,045,809             0            0
    Intercompany allocations                          0             0             0                0             0            0
    Other disbursements                         (10,177)            1             0                0             0            0

                                           ------------------------------------------------------------------------------------
Total cash disbursements                         (9,604)            1             0       15,212,822             0            0

                                           ------------------------------------------------------------------------------------
Ending cash balance                              11,722         2,722           400                0             0            0
                                           ====================================================================================

Bank reconciliation attached?                   Yes          Yes           Yes            Yes           No-N/A        No-N/A

Recon Validation                                 0           (0)            0              0



[TABLE CONTINUED - 3]


                                                                                        Allocation To Individual Debtors (a)
                                                                                      ---------------------------------------

Account Description                         Discover (b)   Cougar (b)

G/L Account Number

Bank                                          Citigroup     Citigroup                               Friedman's   FI Stores
                                                                                       Friedman's   Management    Limited
Bank account number                           30597792      30597805        Total         Inc.         Corp     Partnership

Beginning Balance                                       0            0  (4,834,642)     (4,835,042)         400            0

    Cash deposits                                       0            0  12,532,720       8,447,053            0    3,183,311
    Credit card collections                             0            0   8,020,560       5,405,857            0    2,037,222
    Down payments/layaways                              0            0           0               0            0            0
    Sales tax                                           0            0           0               0            0            0
    Borrowings on line of credit                        0            0  28,500,000      28,500,000            0            0
    Interbank transfers                                 0            0           0               0            0            0
    Intercompany allocations                            0            0           0       6,700,369            0   (5,220,533)
    Other deposits                                      0            0     313,302         313,302            0            0

                                           ----------------------------------------    --------------------------------------
Total cash receipts                                     0            0  49,366,582      49,366,582            0            0

                                           ----------------------------------------    --------------------------------------
Total cash available                                    0            0  44,531,940      44,531,540          400            0

    Merchandise payments                                0            0   9,412,885       6,325,459            0    2,409,699
    Rent                                                0            0   2,115,165       1,410,815        4,230      509,755
    Advertising                                         0            0   8,782,448       5,243,121            0    2,740,124
    Jewelry repair                                      0            0     485,677         326,375            0      124,333
    Customer refunds                                    0            0     207,876         140,108            0       52,801
    Utilities and telephone                             0            0     360,134         252,454        8,283       76,709
    Employee travel                                     0            0     121,661         111,441            0        9,611
    Benefits and benefit administration                 0            0     498,124         318,799       34,869      114,569
    Freight and inventory distribution                  0            0     168,657         113,338            0       43,176
    Capital expenditures                                0            0     155,730         104,183            0       37,531
    Taxes and licenses                                  0            0     262,750         177,094            0       66,739
    Ordinary course professionals                       0            0     380,342         380,342            0            0
    Credit and collection expenses                      0            0     771,467         519,969            0      195,953
    Payroll                                             0            0   5,681,309       3,636,038      397,692    1,306,701
    Professional fees                                   0            0   2,524,882       2,524,882            0            0
    Banking, interest and loan fees                     0            0      58,412          58,412            0            0
    Income taxes                                        0            0           0               0            0            0
    Sales tax                                           0            0   1,124,654         758,017            0      285,662
    American Bankers Ins Group                          0            0      90,519          90,519            0            0
    ACH/Debits/Charges                                  0            0     270,362         270,362            0            0
    Healthcare                                          0            0           0               0            0            0
    Line of credit paydowns                             0            0  21,823,809      21,823,809            0            0
    Intercompany allocations                            0            0           0      11,144,269     (445,074)  (8,311,267)
    Other disbursements                                 0            0   1,319,947         887,004            0      337,906

                                           ----------------------------------------    --------------------------------------
Total cash disbursements                                0            0  56,616,810      56,616,810            0           (0)

                                           ----------------------------------------    --------------------------------------
Ending cash balance                                     0            0 (12,084,870)    (12,085,270)         400            0
                                           ========================================    ======================================

Bank reconciliation attached?                  No-N/A        No-N/A        Yes

Recon Validation



[TABLE CONTINUED - 4]


                                                        Allocation To Individual Debtors (a)
                                           ------------------------------------------------------------

Account Description

G/L Account Number

Bank                                        Friedman's    FCJV     Friedman's                Friedman's
                                              Florida    Holding   Beneficiary    Holding    Friedman's     Grand
Bank account number                         Partnership   Corp.       Inc.         Corp.    Investments     Total

Beginning Balance                                     0         0             0           0            0   (4,834,642)

    Cash deposits                               902,356         0             0           0            0   12,532,720
    Credit card collections                     577,480         0             0           0            0    8,020,560
    Down payments/layaways                            0         0             0           0            0            0
    Sales tax                                         0         0             0           0            0            0
    Borrowings on line of credit                      0         0             0           0            0   28,500,000
    Interbank transfers                               0         0             0           0            0            0
    Intercompany allocations                 (1,479,836)        0             0           0            0            0
    Other deposits                                    0         0             0           0            0      313,302

                                           ---------------------------------------------------------------------------
Total cash receipts                                   0         0             0           0            0   49,366,582

                                           ---------------------------------------------------------------------------
Total cash available                                  0         0             0           0            0   44,531,940

    Merchandise payments                        677,728         0             0           0            0    9,412,885
    Rent                                        190,365         0             0           0            0    2,115,165
    Advertising                                 799,203         0             0           0            0    8,782,448
    Jewelry repair                               34,969         0             0           0            0      485,677
    Customer refunds                             14,967         0             0           0            0      207,876
    Utilities and telephone                      22,688         0             0           0            0      360,134
    Employee travel                                 608         0             0           0            0      121,661
    Benefits and benefit administration          29,887         0             0           0            0      498,124
    Freight and inventory distribution           12,143         0             0           0            0      168,657
    Capital expenditures                         14,016         0             0           0            0      155,730
    Taxes and licenses                           18,918         0             0           0            0      262,750
    Ordinary course professionals                     0         0             0           0            0      380,342
    Credit and collection expenses               55,546         0             0           0            0      771,467
    Payroll                                     340,879         0             0           0            0    5,681,309
    Professional fees                                 0         0             0           0            0    2,524,882
    Banking, interest and loan fees                   0         0             0           0            0       58,412
    Income taxes                                      0         0             0           0            0            0
    Sales tax                                    80,975         0             0           0            0    1,124,654
    American Bankers Ins Group                        0         0             0           0            0       90,519
    ACH/Debits/Charges                                0         0             0           0            0      270,362
    Healthcare                                        0         0             0           0            0            0
    Line of credit paydowns                           0         0             0           0            0   21,823,809
    Intercompany allocations                 (2,387,928)        0             0           0            0            0
    Other disbursements                          95,036         0             0           0            0    1,319,947

                                           ---------------------------------------------------------------------------
Total cash disbursements                             (0)        0             0           0            0   56,616,810

                                           ---------------------------------------------------------------------------
Ending cash balance                                   0         0             0           0            0  (12,084,870)
                                           ===========================================================================

Bank reconciliation attached?

Recon Validation


---------------
(a) Allocation of consolidated totals to individual debtors is based off of percentages of activity as derived from the consolidating schedules included in the most recent Federal income tax filing.

(b)    Citigroup acounts were opened but not funded in April, 2005

(c)    Accounts previously combined with FJ Fiduciary account in GL acccount
       1061

Name of Debtor:             Friedman's, Inc.    Case Number :  05-40129
                            ----------------                   --------

Reporting Period beginning   October 2, 2005    and ending     October 29, 2005
                             ---------------                   ----------------

      STATEMENT REGARDING CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT


On November 17, 2003 the Company announced that it had determined that its financial statements for the fiscal years ending September 30, 2000 through September 30, 2002 and the first three quarters of fiscal 2003 required restatement and should not be relied upon. The Company's auditors, Ernst & Young, LLP ("E&Y") simultaneously informed the Company that it was withdrawing its audit opinions on the previously filed annual financial statements.

Subsequently, the Company has commenced a thorough review of its accounting records on a quarterly basis to identify the sources and quantify the amounts of required adjustments to its financial records.

Because the aforementioned review is incomplete, the Company is not presently able to provide a current consolidated balance sheet or income statement in this Monthly Operating Report. The Company presently anticipates providing such statements upon the completion of its accounting review. However, the Company cannot presently predict when the aforementioned review will be completed.

                                 Friedman's Inc.

                  Statement of Cash Receipts and Disbursements

                                     Oct-05

                                                                       Month                        YTD


Beginning Balance                                                       (4,835,042)                 (2,319,776)

            Cash deposits                                                8,447,053                 130,115,084
            Credit card collections                                      5,405,857                  69,437,300
            Down payments/layaways                                               0                           0
            Sales tax                                                            0                           0
            Borrowings on line of credit                                28,500,000                  56,328,895
            Interbank transfers                                                  0                           0
            Intercompany allocations                                     6,700,369                  96,519,402
            Other deposits                                                 313,302                  12,747,823

                                                                 ------------------          ------------------
Total cash receipts                                                     49,366,582                 365,148,505

                                                                 ------------------          ------------------
Total cash available                                                    44,531,540                 362,828,729
                                                                                                             0
            Merchandise payments                                         6,325,459                  39,801,367
            Rent                                                         1,410,815                  14,366,732
            Advertising                                                  5,243,121                   6,514,682
            Jewelry repair                                                 326,375                   5,080,951
            Customer refunds                                               140,108                   1,850,448
            Utilities and telephone                                        252,454                   2,988,263
            Employee travel                                                111,441                   1,588,088
            Benefits and benefit administration                            318,799                   2,704,754
            Freight and inventory distribution                             113,338                   1,680,298
            Capital expenditures                                           104,183                   1,127,230
            Taxes and licenses                                             177,094                   3,656,643
            Ordinary course professionals                                  380,342                   1,536,079
            Credit and collection expenses                                 519,969                   2,303,370
            Payroll                                                      3,636,038                  39,169,704
            Professional fees                                            2,524,882                  21,038,200
            Banking, interest and loan fees                                 58,412                   2,306,125
            Income taxes                                                         0                           0
            Sales tax                                                      758,017                   8,460,387
            American Bankers Ins Group                                      90,519                   1,319,239
            ACH/Debits/Charges                                             270,362                     372,593
            Healthcare                                                           0                     746,662
            Line of credit paydowns                                     21,823,809                 109,160,831
            Intercompany transfers                                      11,144,269                  78,540,573
            Other disbursements                                            887,004                  21,350,552

                                                                 ------------------          ------------------
Total cash disbursements                                                56,616,810                 367,663,771

                                                                 ------------------          ------------------
Ending cash balance                                                    (12,085,270)                 (4,835,042)
                                                                 ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005             /s/ Ken Maher
                                            ------------------------------------
                                            Chief Financial Officer

                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
              ----------------------------------------------------

Name of Debtor:      Friedman's, Inc., et al.      Case Number:         05-40129
                     ------------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------



ACCOUNTS RECEIVABLE AT PETITION DATE (CREDIT CARD)                    $540,619
                                                         ======================

ACCOUNTS RECEIVABLE AT PETITION DATE (ON ACCOUNT)                 $175,499,089
                                                         ======================


                       ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable , prepetition and post petition, including charge card sales which have not been received):



                                                      Credit             On
                                                       Cards           Account
                                                       -----           -------
       Beginning of Month Balance                   $1,066,760      $92,273,309
       PLUS: Current Month New Billings              5,929,760       12,206,890
       MINUS: Collection During the Month           (5,893,942)     (10,786,312)
       PLUS/MINUS: Adjustments or write offs            (4,773)      (5,835,484)
                                               ----------------   --------------
       End of Month Balance                         $1,097,805      $87,858,403
                                               ================   ==============


                    POST PETITION ACCOUNTS RECEIVABLE AGING
      (Show the total for each aging category for all accounts receivable)

       All credit card accounts receivable are current (0-30 days old)

       The Debtors are not able to present post petition accounts receivable separately. Listed below is an aging of total On Account Accounts Receivable by category

           0-30        31-60       61-90      Over 90                 Total
       -------------------------------------------------------     -------------
        71,725,196   5,693,232   4,623,858   5,816,117               87,858,403
       =======================================================     =============
                                           check digit (s/b 0)                0

       The Debtor's policy for accounts over 90 days old is to pursue collection efforts internally with its internal collections department. After 120 days, accounts are generally written off of accounts receivable (subject to certain exceptions) and are turned over to collection agencies for continued collection efforts.

                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

Name of Debtor:      Friedman's, Inc., et al.      Case Number:         05-40129
                     ------------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

      In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached
         attached provided all information requested below is included.

                         POST-PETITION ACCOUNTS PAYABLE
                              (past due balances)
   Date          Days
 Incurred         O/S           Vendor                   Amount     Description*
 --------         ---           ------                   ------     ------------
    1/31/05       271 AMERICAS DIAMONDS-A                 -591.50 Delay in approval process, paid in November
    1/31/05       271 DIAMSTAR JEWELLERY,PVT-AS           -351.50 Delay in approval process, paid in November
     1/6/05       266 GOLD LANCE-ASSET                     114.54 UMR - waiting on corrected paperwork from vendor
     1/6/05       266 GOLD LANCE-ASSET                     128.34 UMR - waiting on corrected paperwork from vendor
    1/11/05       261 MICHAEL WERDIGER-ASSET               410.00 UMR - waiting on corrected paperwork from vendor
    1/12/05       260 GOLD LANCE-ASSET                     188.14 UMR - waiting on corrected paperwork from vendor
    1/15/05       257 Roberts Oxygen Company, Inc.          19.45 Delay in approval process, paid in November
    1/15/05       257 HAMILTON PEST CONTROL                 20.00 Delay in approval process, paid in November
     2/9/05       255 SPARK JEWELRY LTD-ASSET              -60.00 Delay in approval process, paid in November
     2/8/05       255 SPARK JEWELRY LTD-ASSET             -404.00 Delay in approval process, paid in November
     2/8/05       255 SPARK JEWELRY LTD-ASSET             -195.00 Delay in approval process, paid in November
     2/8/05       255 SPARK JEWELRY LTD-ASSET             -101.00 Delay in approval process, paid in November
    1/26/05       246 Vitor Toniolo Designs                  6.00 Delay in approval process, paid in November
    1/26/05       246 Crystal Clear, LLC. 803-467-11        10.00 Delay in approval process, paid in November
    1/26/05       246 Regional Pest Management              45.00 Delay in approval process, paid in November
    2/28/05       243 SPARK JEWELRY LTD-ASSET              -73.00 Delay in approval process, paid in November
     2/1/05       240 Grenada Plaza Associates,LLC-#       217.74 Delay in approval process, paid in November
     2/1/05       240 Lake Gem.LLC #5867                   275.27 Delay in approval process, paid in November
     2/1/05       240 Shoppes on Shugart,LLC.(4059)        300.00 Delay in approval process, paid in November
     2/1/05       240 Chippenham South Assoc.LLC#585       318.28 Delay in approval process, paid in November
     2/7/05       234 Dominion Virginia Power               86.96 Delay in approval process, paid in November
     3/7/05       229 ANILA ENTERPRISES                    -45.62 Delay in approval process, paid in November
    2/14/05       227 KEVIN WILLARD,LLC dba RINGER E       112.70 Delay in approval process, paid in November
    2/15/05       226 GOLD LANCE-ASSET                    -160.54 UMR - waiting on corrected paperwork from vendor
    1/29/05       219 ULTIMO INC - SALES                  -140.71 Memo sales - Open Litigation
    1/29/05       219 ULTIMO INC - SALES                   561.77 Memo sales - Open Litigation
     3/9/05       204 BOB'S OVERHEAD DOOR                  166.00 Delay in approval process, paid in November
     3/9/05       204 GOLD LANCE-ASSET                    -220.34 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -155.94 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -155.94 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -128.34 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                    -105.34 UMR - waiting on corrected paperwork from vendor
     3/9/05       204 GOLD LANCE-ASSET                     -59.34 UMR - waiting on corrected paperwork from vendor
    2/26/05       199 ULTIMO INC - SALES                10,147.36 Memo sales - Waiting on vendor to bill
    2/26/05       199 ULTIMO INC - SALES                48,364.26 Memo sales - Waiting on vendor to bill
    3/24/05       189 A MURPHY'S LOCK & KEY                 75.00 Delay in approval process, paid in November
    3/27/05       186 Brown's Jewelry Services, Inc.        74.00 Delay in approval process, paid in November
    4/30/05       182 JB-BRIDAL-LINE,INC SALES          -4,879.00 Memo sales - Waiting on vendor to bill
    3/31/05       182 Roberts Oxygen Company, Inc.          28.50 Delay in approval process, paid in November
    3/31/05       182 OutSourcing Solutions Group       23,289.75 Delay in approval process, paid in November, 11/2/05
     4/2/05       180 DIAMLINK JEWELRY INC              -1,714.23 Delay in approval process, paid in November
     4/2/05       180 OXYGEN DESIGNS                        -1.20 Delay in approval process, paid in November
     4/2/05       180 ULTIMO INC - SALES                  -986.37 Memo sales - Open Litigation
     4/2/05       180 MARKOWITZ JEWELRY-SALE               750.66 Memo sales - Waiting on vendor to bill
     4/2/05       170 ULTIMO INC - SALES                 2,329.12 Memo sales - Open Litigation
     4/2/05       170 ULTIMO INC - SALES                33,128.00 Memo sales - Open Litigation
    4/15/05       167 SAMUEL AARON INC-ASSET             1,440.00 UMR - waiting on corrected paperwork from vendor
    4/19/05       163 WILLIAM LEVINE INC-SALE           -3,096.00 Memo sales - Waiting on vendor to bill
    4/20/05       162 GOLD LANCE-ASSET                     142.14 UMR - waiting on corrected paperwork from vendor
    4/22/05       160 SimplexGrinnell LP(Palatine,IL       120.00 Delay in approval process, paid in November
    5/28/05       154 JB-BRIDAL-LINE,INC SALES         -12,628.00 Memo sales - Waiting on vendor to bill
    4/28/05       154 ULTIMO INC - SALES                -1,172.45 Memo sales - Open Litigation
     5/1/05       152 AMBRAS FINE JEWELRY-ASSET             -9.87 Delay in approval process, paid in November
    4/30/05       152 Roberts Oxygen Company, Inc.          28.50 Delay in approval process, paid in November
    4/30/05       152 Nations Recovery Center(CREDIT     3,515.89 Delay in approval process, paid in November
     5/2/05       150 Big T Jewelers, Inc                   49.00 Delay in approval process, paid in November
     5/3/05       149 Knox County Treasurer, IN.         2,186.77 Delay in approval process, paid in November
    5/10/05       142 FANTASY SPEC-PUR-ASSET               -55.00 Delay in approval process, paid in November
    5/11/05       141 LEER GEM LTD-ASSET                -3,184.88 UMR - waiting on corrected paperwork from vendor
    5/11/05       141 LEER GEM LTD-ASSET                 3,184.88 UMR - waiting on corrected paperwork from vendor
    5/13/05       140 PAN GEMS INC.-A                   -1,015.65 Delay in approval process, paid in November
    5/12/05       140 PAN GEMS INC.-A                    1,015.65 Delay in approval process, paid in November
    5/14/05       138 Terry Peoples-Repairs                179.00 Delay in approval process, paid in November
    4/30/05       135 ULTIMO INC - SALES                -2,321.58 Memo sales - Open Litigation
    4/30/05       135 ULTIMO INC - SALES                72,755.48 Memo sales - Open Litigation
    5/26/05       126 Big T Jewelers, Inc                  163.00 Delay in approval process, paid in November
    5/27/05       125 GOLD LANCE-ASSET                     155.94 UMR - waiting on corrected paperwork from vendor
    5/28/05       124 ULTIMO INC - SALES                  -613.43 Memo sales - Waiting on vendor to bill
    6/29/05       122 SAMUEL AARON INC-ASSET              -847.50 Delay in approval process, paid in November
    5/31/05       121 Roberts Oxygen Company, Inc.          28.50 Delay in approval process, paid in November
     6/6/05       115 Big T Jewelers, Inc                   93.00 Delay in approval process, paid in November
     6/9/05       112 Fire Fighter Products, Inc.           20.00 Delay in approval process, paid in November
     6/9/05       112 Ken Robson Repairs                   367.00 Delay in approval process, paid in November
    6/14/05       107 Jin's Pro-Service                     72.00 Delay in approval process, paid in November
    5/28/05       107 ULTIMO INC - SALES                 1,050.00 Memo sales - Open Litigation
    5/28/05       107 ULTIMO INC - SALES                41,949.59 Memo sales - Open Litigation
    6/15/05       106 BOB'S OVERHEAD DOOR                  400.00 Delay in approval process, paid in November
    6/15/05       106 Nations Recovery Center(CREDIT     5,901.92 Delay in approval process, paid in November
    6/16/05       105 Don Fralix Watch Repairs              10.00 Delay in approval process, paid in November
    6/16/05       105 Terry Peoples-Repairs                 15.00 Delay in approval process, paid in November
    6/16/05       105 Big T Jewelers, Inc                   92.00 Delay in approval process, paid in November
    6/20/05       101 Comdoc Business Systems            2,328.82 Delay in approval process, paid in November
    6/21/05       100 Jin's Pro-Service                     83.00 Delay in approval process, paid in November
    7/27/05        94 ORO BEL                           -2,091.05 Delay in approval process, paid in November
    7/27/05        94 AURAFIN/ORO AMERICA                 -380.61 Delay in approval process, paid in November
    7/27/05        94 ASPEN DESIGNS INC-ASSET             -153.00 Delay in approval process, paid in November
    7/27/05        94 COMBINE INTERNATIONAL                -93.16 Delay in approval process, paid in November
    7/27/05        94 DIASTAR, INC                         -87.21 Delay in approval process, paid in November
    7/27/05        94 CLYDE DUNEIER INC-ASSET              -78.21 Delay in approval process, paid in November
    7/27/05        94 CLYDE DUNEIER INC-ASSET              -72.87 Delay in approval process, paid in November
    7/27/05        94 PRIME ART & JEWEL(PAJ)-A             -49.07 Delay in approval process, paid in November
    7/27/05        94 CONTINENTAL JC INC-ASSET             -43.80 Delay in approval process, paid in November
    7/27/05        94 MICHAEL ANTHONY JEW,LLC-A            -40.01 Delay in approval process, paid in November
    7/27/05        94 CADENA STAR LTD-ASSET                -35.06 Delay in approval process, paid in November
    6/27/05        94 Vitor Toniolo Designs                 86.00 Delay in approval process, paid in November
    6/28/05        93 EMERY EXTERMINATING CO.,INC.         100.00 Delay in approval process, paid in November
    6/30/05        91 Roberts Oxygen Company, Inc.          24.57 Delay in approval process, paid in November
    6/30/05        91 Roberts Oxygen Company, Inc.          28.50 Delay in approval process, paid in November
     7/2/05        89 ULTIMO INC - SALES                  -247.86 Memo sales - Open Litigation
     7/2/05        89 JB-BRIDAL-LINE,INC SALES            -574.00 Memo sales - Waiting on vendor to bill
     7/7/05        84 GOLDENS WATCH REPAIR                  17.00 Delay in approval process, paid in November
     7/7/05        84 MICHAEL ANTHONY JEW,LLC-A             13.00 Delay in approval process, paid in November
     7/8/05        83 International Plastics               419.00 Delay in approval process, paid in November
     7/8/05        83 International Plastics               702.00 Delay in approval process, paid in November
     7/9/05        82 Roberts Oxygen Company, Inc.           5.25 Delay in approval process, paid in November
    7/10/05        81 Ashton Jewelers                        8.00 Delay in approval process, paid in November
    7/12/05        79 Ashton Jewelers                        1.64 Delay in approval process, paid in November
    8/12/05        78 ORO BEL                             -145.51 Delay in approval process, paid in November
    7/30/05        76 SAMUEL AARON INC-ASSET               279.00 Delay in approval process, paid in November
    7/15/05        76 Service Jewelry & Repair             100.00 Delay in approval process, paid in November
    7/15/05        76 Nations Recovery Center(CREDIT     4,564.83 Delay in approval process, paid in November
    7/18/05        73 Braddy Electric Co.                1,211.00 Delay in approval process, paid in November
    7/19/05        72 Golden Inc.                           61.00 Delay in approval process, paid in November
     7/2/05        72 ULTIMO INC - SALES                22,219.92 Memo sales - Open Litigation
     7/2/05        72 ULTIMO INC - SALES                38,743.07 Memo sales - Open Litigation
    7/20/05        71 Golden Inc.                           30.00 Delay in approval process, paid in November
    7/20/05        71 Sonny Jewelers                        40.00 Delay in approval process, paid in November
    7/20/05        71 Golden Inc.                          124.00 Delay in approval process, paid in November
    7/21/05        70 Golden Inc.                           43.00 Delay in approval process, paid in November
    7/21/05        70 Big T Jewelers, Inc                   45.00 Delay in approval process, paid in November
    7/22/05        69 Golden Inc.                            6.00 Delay in approval process, paid in November
    7/22/05        69 Golden Inc.                           27.00 Delay in approval process, paid in November
    7/22/05        69 GOLD LANCE-ASSET                    -234.14 UMR - waiting on corrected paperwork from vendor
    7/23/05        68 Golden Inc.                           27.00 Delay in approval process, paid in November
    7/23/05        68 Golden Inc.                           45.00 Delay in approval process, paid in November
    8/23/05        67 BULOVA CORP-ASSET                 -7,953.33 Delay in approval process, paid in November
    8/23/05        67 BULOVA CORP-ASSET                 -6,503.42 Delay in approval process, paid in November
    8/23/05        67 SAMUEL AARON INC-ASSET            -3,224.55 Delay in approval process, paid in November
    8/24/05        66 SAMUEL AARON INC-ASSET           -75,706.75 Delay in approval process, paid in November, 11/2/05
    8/24/05        66 SAMUEL AARON INC-ASSET           -57,482.90 Delay in approval process, paid in November, 11/2/05
    7/25/05        66 Golden Inc.                            7.00 Delay in approval process, paid in November
    8/25/05        65 S & S JEWELRY-ASSET              -32,117.07 Delay in approval process, paid in November, 11/3/05
    8/25/05        65 S & S JEWELRY-ASSET              -14,326.73 Delay in approval process, paid in November, 11/3/05
    8/25/05        65 S & S JEWELRY-ASSET               -1,739.67 Delay in approval process, paid in November
    8/25/05        65 SAMUEL AARON INC-ASSET            -1,473.99 Delay in approval process, paid in November
    8/25/05        65 S & S JEWELRY-ASSET               -1,445.37 Delay in approval process, paid in November
    8/25/05        65 SAMUEL AARON INC-ASSET              -170.51 Delay in approval process, paid in November
    8/25/05        65 BULOVA CORP-ASSET                   -163.44 Delay in approval process, paid in November
    7/26/05        65 MANNING'S  REPAIR                     11.25 Delay in approval process, paid in November
    7/26/05        65 HFE FIRE PROTECTION                   29.00 Delay in approval process, paid in November
    7/26/05        65 Golden Inc.                           30.00 Delay in approval process, paid in November
    7/26/05        65 Larry Cash Repairs                   193.00 Delay in approval process, paid in November
    8/26/05        64 S & S JEWELRY-ASSET                 -414.41 Delay in approval process, paid in November
    7/27/05        64 TOBY'S PEST CONTROL SERVICE,IN        35.00 Delay in approval process, paid in November
    7/27/05        64 Brians Mfg Co.                        84.75 Delay in approval process, paid in November
    7/27/05        64 Golden Inc.                          131.00 Delay in approval process, paid in November
    7/28/05        63 Brians Mfg Co.                         9.00 Delay in approval process, paid in November
    7/28/05        63 Golden Inc.                           75.00 Delay in approval process, paid in November
    7/29/05        62 Golden Inc.                           34.00 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
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    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    7/29/05        62 Young's Jewelry Repair                84.00 Delay in approval process, paid in November
    7/29/05        62 Golden Inc.                           88.00 Delay in approval process, paid in November
    7/29/05        62 Brians Mfg Co.                       150.75 Delay in approval process, paid in November
    7/29/05        62 Young's Jewelry Repair               278.00 Delay in approval process, paid in November
    7/29/05        62 CIT Systems Leasing(CRA)          13,805.06 Delay in approval process, paid in November, 11//9/05
    7/30/05        61 Robert Bledsoe                       205.00 Delay in approval process, paid in November
    7/30/05        61 COMBINE INTERNATIONAL             -4,253.12 Delay in approval process, paid in November
    7/30/05        61 S & S JEWELRY-ASSET                 -412.65 Delay in approval process, paid in November
    7/30/05        61 CLAAR/MWI-ASSET                     -262.98 Delay in approval process, paid in November
    7/30/05        61 PASHA JEWELS, INC.                  -213.62 Delay in approval process, paid in November
    7/30/05        61 MGM JEWELRY MANUFACT-A               -66.30 Delay in approval process, paid in November
    7/30/05        61 ULTIMO INC - SALES                  -709.35 Memo sales - Waiting on vendor to bill
    7/31/05        60 DOWNEY DESIGNS-ASSET               2,387.38 UMR - waiting on corrected paperwork from vendor
     8/1/05        59 Golden Inc.                            7.00 Delay in approval process, paid in November
     8/1/05        59 Brians Mfg Co.                        29.50 Delay in approval process, paid in November
     8/1/05        59 Golden Inc.                           57.00 Delay in approval process, paid in November
     8/1/05        59 Golden Inc.                           57.00 Delay in approval process, paid in November
     8/1/05        59 MANNING'S  REPAIR                     68.10 Delay in approval process, paid in November
     8/1/05        59 Young's Jewelry Repair                90.00 Delay in approval process, paid in November
     9/1/05        58 SAMUEL AARON INC-ASSET              -341.02 Delay in approval process, paid in November
     9/1/05        58 SAMUEL AARON INC-ASSET              -155.36 Delay in approval process, paid in November
     8/2/05        58 Golden Inc.                           90.00 Delay in approval process, paid in November
     8/2/05        58 U.S. ELECTRIC COMPANY,INC.           105.00 Delay in approval process, paid in November
     8/2/05        58 H. L. Cain - Repairs                 460.00 Delay in approval process, paid in November
     8/3/05        57 Brians Mfg Co.                       132.50 Delay in approval process, paid in November
     8/3/05        57 Octavio Hernandez Repairs            173.00 Delay in approval process, paid in November
     8/3/05        57 Golden Inc.                          246.00 Delay in approval process, paid in November
     8/3/05        57 GOLD LANCE-ASSET                     174.34 UMR - waiting on corrected paperwork from vendor
     8/4/05        56 Golden Inc.                           68.00 Delay in approval process, paid in November
     8/4/05        56 FREDERICK GOLDMAN-ASSET              188.08 UMR - waiting on corrected paperwork from vendor
     8/5/05        55 Golden Inc.                           38.00 Delay in approval process, paid in November
     8/5/05        55 Golden Inc.                           42.00 Delay in approval process, paid in November
     8/5/05        55 Brians Mfg Co.                        75.50 Delay in approval process, paid in November
     8/5/05        55 Young's Jewelry Repair               327.00 Delay in approval process, paid in November
     8/6/05        54 Terry Peoples-Repairs                207.00 Delay in approval process, paid in November
     8/8/05        52 Rivera's Repairs                      27.00 Delay in approval process, paid in November
     8/8/05        52 Brians Mfg Co.                        80.50 Delay in approval process, paid in November
     8/8/05        52 Attwood Custom Creations             186.50 Delay in approval process, paid in November
     8/9/05        51 Young's Jewelry Repair                85.00 Delay in approval process, paid in November
     8/9/05        51 Taylor Made Jewelry                  127.00 Delay in approval process, paid in November
     8/9/05        51 H. L. Cain - Repairs                 191.00 Delay in approval process, paid in November
    8/10/05        50 Chastain Jewelers                     73.00 Delay in approval process, paid in November
    8/10/05        50 Brians Mfg Co.                       130.00 Delay in approval process, paid in November
    8/10/05        50 Terry Peoples-Repairs                203.00 Delay in approval process, paid in November
    8/11/05        49 Young's Jewelry Repair                84.00 Delay in approval process, paid in November
    8/12/05        48 Brians Mfg Co.                       162.75 Delay in approval process, paid in November
    8/12/05        48 Larry Cash Repairs                   197.00 Delay in approval process, paid in November
    8/12/05        48 FREDERICK GOLDMAN-ASSET               99.57 UMR - waiting on corrected paperwork from vendor
    7/13/05        48 TARA JEWELS EXPORT LTD-A             223.50 Delay in approval process, paid in November
    8/15/05        45 Mackley Jewelry Repair                15.00 Delay in approval process, paid in November
    8/15/05        45 Brians Mfg Co.                        28.50 Delay in approval process, paid in November
    8/15/05        45 Young's Jewelry Repair               161.00 Delay in approval process, paid in November
    8/15/05        45 Attwood Custom Creations             243.00 Delay in approval process, paid in November
    8/15/05        45 Seven Hills Coins & Jewelry          305.00 Delay in approval process, paid in November
    8/15/05        45 CGI                               21,887.50 Delay in approval process, paid in November, 11/2/05
    8/15/05        45 CGI                               27,265.39 Delay in approval process, paid in November, 11/2/05
    8/16/05        44 Golden Inc.                           38.00 Delay in approval process, paid in November
    8/16/05        44 Dylan Rings -Repair                   41.40 Delay in approval process, paid in November
    8/17/05        43 Golden Inc.                           12.00 Delay in approval process, paid in November
    8/17/05        43 Golden Inc.                           38.00 Delay in approval process, paid in November
    8/17/05        43 Brians Mfg Co.                        87.25 Delay in approval process, paid in November
    8/17/05        43 Service Jewelry & Repair             149.40 Delay in approval process, paid in November
    8/17/05        43 Young's Jewelry Repair               172.00 Delay in approval process, paid in November
    8/18/05        42 Bulova Corporation-Direct Exp        -67.57 Delay in approval process, paid in November
    8/18/05        42 Bulova Corporation-Direct Exp         -3.25 Delay in approval process, paid in November
    8/18/05        42 Don Fralix Watch Repairs              15.00 Delay in approval process, paid in November
    8/18/05        42 Service Jewelry & Repair              18.00 Delay in approval process, paid in November
    8/18/05        42 Golden Inc.                           66.00 Delay in approval process, paid in November
    8/18/05        42 Big T Jewelers, Inc                   74.00 Delay in approval process, paid in November
    8/18/05        42 Crabtree Jewelers                    117.00 Delay in approval process, paid in November
    8/18/05        42 Jeffrey Gibeau- Travel               240.00 Delay in approval process, paid in November
    8/27/05        41 COMBINE INTERNATIONAL             -4,902.50 Delay in approval process, paid in November
    8/27/05        41 COMBINE INTERNATIONAL              4,903.00 Delay in approval process, paid in November
    8/19/05        41 Brians Mfg Co.                        24.50 Delay in approval process, paid in November
    8/19/05        41 Brewer's Jewelry Repair              125.00 Delay in approval process, paid in November
    8/19/05        41 Comdoc Business Systems            3,039.02 Delay in approval process, paid in November
    8/20/05        40 Dylan Rings -Repair                   31.15 Delay in approval process, paid in November
    8/20/05        40 Larry Cash Repairs                    36.00 Delay in approval process, paid in November
    8/21/05        39 SUPERIOR CARPET CARE                 216.50 Delay in approval process, paid in November
    8/22/05        38 Young's Jewelry Repair                38.00 Delay in approval process, paid in November
    8/23/05        37 Golden Inc.                            7.50 Delay in approval process, paid in November
    8/23/05        37 Dylan Rings -Repair                   54.90 Delay in approval process, paid in November
    8/23/05        37 Attwood Custom Creations             120.00 Delay in approval process, paid in November
    8/23/05        37 BULOVA CORP-ASSET                   -409.19 Delay in approval process, paid in November
    9/23/05        36 LUXE GROUP, INC                      -25.37 Delay in approval process, paid in November
    8/24/05        36 Golden Inc.                            7.50 Delay in approval process, paid in November
    8/24/05        36 Sonny Jewelers                       242.25 Delay in approval process, paid in November
    8/25/05        35 Repair Bench, The                     24.00 Delay in approval process, paid in November
    8/25/05        35 Dylan Rings -Repair                   43.95 Delay in approval process, paid in November
    8/25/05        35 GOLDENS WATCH REPAIR                  52.00 Delay in approval process, paid in November
    8/25/05        35 Service Jewelry & Repair              58.03 Delay in approval process, paid in November
    8/25/05        35 Golden Inc.                           60.00 Delay in approval process, paid in November
    8/25/05        35 Big T Jewelers, Inc                   86.00 Delay in approval process, paid in November
    8/25/05        35 Big T Jewelers, Inc                  127.00 Delay in approval process, paid in November
    8/26/05        34 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/26/05        34 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/26/05        34 Robert Murphy Repairs                 83.00 Delay in approval process, paid in November
    8/26/05        34 Young's Jewelry Repair               107.00 Delay in approval process, paid in November
    8/26/05        34 Comdoc Business Systems            1,892.10 Delay in approval process, paid in November
    8/27/05        33 Young's Jewelry Repair                40.00 Delay in approval process, paid in November
    8/27/05        33 Dylan Rings -Repair                   42.80 Delay in approval process, paid in November
    8/27/05        33 H. L. Cain - Repairs                 152.00 Delay in approval process, paid in November
    8/27/05        33 Snider's Jewelry Repair              195.00 Delay in approval process, paid in November
    8/27/05        33 Dekalb County,Georgia(false al       200.00 Delay in approval process, paid in November
    8/28/05        32 Boris Rodriguez Repairs              250.00 Delay in approval process, paid in November
    7/27/05        32 RENE'BARGUEIRAS-ASSET             -2,189.18 Delay in approval process, paid in November
    7/27/05        32 US GOLD TRADING-ASSET               -252.54 Delay in approval process, paid in November
    7/27/05        32 US GOLD TRADING-ASSET               -213.96 Delay in approval process, paid in November
    7/27/05        32 SELECT JEWELRY INC-ASSET            -175.61 Delay in approval process, paid in November
    7/27/05        32 SEVILLE-ASSET                        -51.64 Delay in approval process, paid in November
    7/27/05        32 SILVER BEL                           -35.50 Delay in approval process, paid in November
    8/29/05        31 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/29/05        31 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/29/05        31 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/29/05        31 Comdoc Business Systems                3.69 Delay in approval process, paid in November
    8/29/05        31 Service Jewelry & Repair              22.05 Delay in approval process, paid in November
    8/29/05        31 F.S.I.-SOUTHERN VA. DIVISION          29.40 Delay in approval process, paid in November
    8/29/05        31 Golden Inc.                           35.00 Delay in approval process, paid in November
    8/29/05        31 Big T Jewelers, Inc                  107.00 Delay in approval process, paid in November
    8/29/05        31 Crabtree Jewelers                    250.25 Delay in approval process, paid in November
    8/30/05        30 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/30/05        30 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/30/05        30 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
    8/30/05        30 H. L. Cain - Repairs                  21.00 Delay in approval process, paid in November
    8/30/05        30 Jeffrey A. Marlow Repairs             26.00 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
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    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    8/30/05        30 Dylan Rings -Repair                   75.85 Delay in approval process, paid in November
    8/30/05        30 Young's Jewelry Repair               102.00 Delay in approval process, paid in November
    8/30/05        30 CIT Systems Leasing(CRA)          14,712.88 Delay in approval process, paid in November, 11/9/05
    9/30/05        29 SAMUEL AARON INC-ASSET           -96,600.00 Delay in approval process, paid in November, 11/2/05
    9/30/05        29 SAMUEL AARON INC-ASSET           -54,473.37 Delay in approval process, paid in November, 11/2/05
    9/30/05        29 SAMUEL AARON INC-ASSET           -36,630.00 Delay in approval process, paid in November, 11/2/05
    9/30/05        29 SAMUEL AARON INC-ASSET           -16,345.61 Delay in approval process, paid in November, 11/2/05
    9/30/05        29 SAMUEL AARON INC-ASSET              -120.00 Delay in approval process, paid in November
    8/31/05        29 Fire Fighter Products, Inc.            1.50 Delay in approval process, paid in November
    8/31/05        29 Roberts Oxygen Company, Inc.          15.74 Delay in approval process, paid in November
    8/31/05        29 Golden Inc.                           33.00 Delay in approval process, paid in November
    8/31/05        29 Snider's Jewelry Repair               67.00 Delay in approval process, paid in November
    8/31/05        29 Robert Murphy Repairs                 84.00 Delay in approval process, paid in November
    8/31/05        29 CGI                                5,025.00 Delay in approval process, paid in November
    8/31/05        29 CGI                                9,266.62 Delay in approval process, paid in November
    7/29/05        29 SAMUEL AARON INC-ASSET            15,124.00 Delay in approval process, paid in November
    10/1/05        28 SILVER BEL                          -214.61 Delay in approval process, paid in November
    10/1/05        28 CREATIONS JEWELLERY-A                -32.52 Delay in approval process, paid in November
    10/1/05        28 PAN GEMS INC.-A                      -14.71 Delay in approval process, paid in November
     9/9/05        28 AURAFIN/ORO AMERICA                  -10.39 Delay in approval process, paid in November
     9/1/05        28 Bulova Corporation-Direct Exp          3.25 Delay in approval process, paid in November
     9/1/05        28 Service Jewelry & Repair              64.00 Delay in approval process, paid in November
     9/1/05        28 Jeffrey A. Marlow Repairs             86.00 Delay in approval process, paid in November
     9/1/05        28 Golden Inc.                           99.00 Delay in approval process, paid in November
     9/1/05        28 Dylan Rings -Repair                  161.60 Delay in approval process, paid in November
     9/1/05        28 NationService, Inc(BOX 810719)     2,015.00 Delay in approval process, paid in November
    7/15/05        28 AURAFIN/ORO AMERICA                   27.51 Delay in approval process, paid in November
     9/2/05        27 Golden Inc.                           13.00 Delay in approval process, paid in November
     9/2/05        27 Taylor Made Jewelry                   41.00 Delay in approval process, paid in November
     9/2/05        27 T. J. & Company                      147.00 Delay in approval process, paid in November
     9/3/05        26 Dylan Rings -Repair                   59.30 Delay in approval process, paid in November
     9/3/05        26 Jeffrey A. Marlow Repairs             86.00 Delay in approval process, paid in November
     9/3/05        26 Boris Rodriguez Repairs              253.00 Delay in approval process, paid in November
     9/4/05        25 Hiatt's                               12.50 Delay in approval process, paid in November
     9/5/05        24 C.A. Sanders Jewelry Repair           28.00 Delay in approval process, paid in November
     9/5/05        24 Griffin Termite & Pest Control        30.00 Delay in approval process, paid in November
     9/5/05        24 Fire Protection Services              36.73 Delay in approval process, paid in November
     9/5/05        24 Seven Hills Coins & Jewelry          284.50 Delay in approval process, paid in November
     9/6/05        23 City of Paris/Combined Utiliti       -42.27 Delay in approval process, paid in November
     9/6/05        23 See-Thru Professional Window C        10.00 Delay in approval process, paid in November
     9/6/05        23 FSI of East Meridian                  36.92 Delay in approval process, paid in November
     9/6/05        23 Maurice Turgeau Jewelers              45.00 Delay in approval process, paid in November
     9/6/05        23 Vong Jewelers                         66.00 Delay in approval process, paid in November
     9/6/05        23 Golden Inc.                           71.00 Delay in approval process, paid in November
     9/6/05        23 Attwood Custom Creations              95.00 Delay in approval process, paid in November
     9/6/05        23 Jeffrey A. Marlow Repairs            110.00 Delay in approval process, paid in November
     9/6/05        23 Dylan Rings -Repair                  127.45 Delay in approval process, paid in November
     9/6/05        23 CLINT'S CARPET CLEANING              338.00 Delay in approval process, paid in November
     9/6/05        23 M FABRIKANT & SONS-ASSET           8,403.76 UMR - waiting on corrected paperwork from vendor
     9/6/05        23 M FABRIKANT & SONS-ASSET           9,520.00 UMR - waiting on corrected paperwork from vendor
     9/6/05        23 M FABRIKANT & SONS-ASSET          24,192.65 UMR - waiting on corrected paperwork from vendor
    7/30/05        23 ULTIMO INC - SALES                12,605.47 Memo sales - Open Litigation
    7/30/05        23 ULTIMO INC - SALES                34,689.61 Memo sales - Open Litigation
     9/7/05        22 Taylor Made Jewelry                  147.00 Delay in approval process, paid in November
     9/7/05        22 Service Jewelry & Repair             187.32 Delay in approval process, paid in November
     9/7/05        22 Comdoc Business Systems            3,039.02 Delay in approval process, paid in November
     9/8/05        21 Buntin Group                         -54.52 Delay in approval process, paid in November
     9/8/05        21 Golden Inc.                           17.00 Delay in approval process, paid in November
     9/8/05        21 Filter Sales & Service, Inc.          19.12 Delay in approval process, paid in November
     9/8/05        21 FSI of Central North Carolina         25.50 Delay in approval process, paid in November
     9/8/05        21 Jeffrey A. Marlow Repairs             42.00 Delay in approval process, paid in November
     9/8/05        21 Double R Trade Center                 55.70 Delay in approval process, paid in November
     9/8/05        21 Orkin Exterminating-2190 Teagu        84.26 Delay in approval process, paid in November
     9/8/05        21 Lyles-Degrazier Co.                  111.00 Delay in approval process, paid in November
     9/8/05        21 Attwood Custom Creations             122.50 Delay in approval process, paid in November
     9/8/05        21 Dylan Rings -Repair                  127.95 Delay in approval process, paid in November
     9/8/05        21 Young's Jewelry Repair               262.00 Delay in approval process, paid in November
     9/9/05        20 Filter Sales & Service, Inc.          19.00 Delay in approval process, paid in November
     9/9/05        20 Robert Murphy Repairs                 34.00 Delay in approval process, paid in November
     9/9/05        20 Golden Inc.                           75.00 Delay in approval process, paid in November
     9/9/05        20 Fire Safety Products, Inc.            96.69 Delay in approval process, paid in November
     9/9/05        20 Southern Air,Inc.                    136.08 Delay in approval process, paid in November
     9/9/05        20 EPPROACH COMMUNICATIONS, LLC       2,250.00 Delay in approval process, paid in November
     9/9/05        20 M FABRIKANT & SONS-ASSET           1,845.00 UMR - waiting on corrected paperwork from vendor
    9/10/05        19 Jeffrey A. Marlow Repairs             74.00 Delay in approval process, paid in November
    9/10/05        19 Young's Jewelry Repair               149.00 Delay in approval process, paid in November
    9/11/05        18 C.A. Sanders Jewelry Repair          119.00 Delay in approval process, paid in November
    9/12/05        17 Peter Jewelers                         5.00 Delay in approval process, paid in November
    9/12/05        17 Pest Management SVC. Inc.             19.26 Delay in approval process, paid in November
    9/12/05        17 FSI of Central North Carolina         25.50 Delay in approval process, paid in November
    9/12/05        17 Jin's Pro-Service                     46.00 Delay in approval process, paid in November
    9/12/05        17 Attwood Custom Creations              58.00 Delay in approval process, paid in November
    9/12/05        17 Kipsco Maintenance & Operation        65.00 Delay in approval process, paid in November
    9/12/05        17 Golden Inc.                           70.00 Delay in approval process, paid in November
    9/12/05        17 Noah's Jewelry Repair                126.00 Delay in approval process, paid in November
    9/12/05        17 Jeff Farmer Jewelry Repair           162.50 Delay in approval process, paid in November
    9/12/05        17 Dylan Rings -Repair                  170.95 Delay in approval process, paid in November
    9/12/05        17 MJJ/BRILLIANT INC-A                    0.00 UMR - waiting on corrected paperwork from vendor
    9/12/05        17 SIMPLEX DIAM INC-ASSET               823.04 UMR - waiting on corrected paperwork from vendor
    9/12/05        17 SIMPLEX DIAM INC-ASSET            80,786.42 UMR - waiting on corrected paperwork from vendor
    8/27/05        17 WEINDLING INT'L-SALES             -1,949.87 Memo sales - Waiting on vendor to bill
    8/27/05        17 WEINDLING INT'L-SALES                460.00 Memo sales - Waiting on vendor to bill
    9/13/05        16 Kipsco Maintenance & Operation        50.00 Delay in approval process, paid in November
    9/13/05        16 Kipsco Maintenance & Operation        50.00 Delay in approval process, paid in November
    9/13/05        16 SimplexGrinnell LP(Palatine,IL       108.25 Delay in approval process, paid in November
    9/13/05        16 Jeffrey A. Marlow Repairs            124.00 Delay in approval process, paid in November
    9/13/05        16 SimplexGrinnell LP(Palatine,IL       126.00 Delay in approval process, paid in November
    9/13/05        16 Boris Rodriguez Repairs              198.00 Delay in approval process, paid in November
    9/13/05        16 Service Jewelry & Repair             220.15 Delay in approval process, paid in November
    9/13/05        16 Atlantix Global Systems            7,981.27 Delay in approval process, paid in November
    9/13/05        16 KRISTALL INC-ASSET                 5,963.68 UMR - waiting on corrected paperwork from vendor
    8/27/05        16 CLAAR/MWI-SALE                    -1,896.48 Memo sales - Waiting on vendor to bill
    8/27/05        16 CLAAR/MWI-SALE                       376.97 Memo sales - Waiting on vendor to bill
    9/14/05        15 C.A. Sanders Jewelry Repair           13.00 Delay in approval process, paid in November
    9/14/05        15 Filter Sales & Service, Inc.          15.54 Delay in approval process, paid in November
    9/14/05        15 INDUSTRIAL FIRE & SAFETY,INC.         20.00 Delay in approval process, paid in November
    9/14/05        15 Ozarka Spring Water Company           22.54 Delay in approval process, paid in November
    9/14/05        15 Golden Inc.                           32.00 Delay in approval process, paid in November
    9/14/05        15 Robert Murphy Repairs                 36.00 Delay in approval process, paid in November
    9/14/05        15 Kentwood Springs (Use # 59270)        76.16 Delay in approval process, paid in November
    9/14/05        15 Young's Jewelry Repair                97.00 Delay in approval process, paid in November
    9/14/05        15 FREDERICK GOLDMAN-ASSET               72.81 UMR - waiting on corrected paperwork from vendor
    9/15/05        14 Orkin Pest Control-5717 Thurst        38.93 Delay in approval process, paid in November
    9/15/05        14 Jeffrey A. Marlow Repairs             66.00 Delay in approval process, paid in November
    9/15/05        14 CDW Direct,LLC formerly CDW Co        74.35 Delay in approval process, paid in November
    9/15/05        14 Golden Inc.                           85.00 Delay in approval process, paid in November
    9/15/05        14 Peter Jewelers                       130.00 Delay in approval process, paid in November
    9/15/05        14 Broas-Attwood Jewelers               175.00 Delay in approval process, paid in November
    9/15/05        14 Attwood Custom Creations             256.00 Delay in approval process, paid in November
    9/15/05        14 Noah's Jewelry Repair                426.00 Delay in approval process, paid in November
    9/15/05        14 Citicorp Vendor Finance,Inc.         664.93 Delay in approval process, paid in November
    9/15/05        14 Solarcom LLC                       1,800.00 Delay in approval process, paid in November
    9/15/05        14 Atlantix Global Systems           11,426.80 Delay in approval process, paid in November, 11/2/05
    9/16/05        13 Williamson Springs,LTD               121.98 Delay in approval process, paid in November
    9/16/05        13 Young's Jewelry Repair               266.00 Delay in approval process, paid in November
    9/16/05        13 Verizon North(formerly GTE Nor       628.54 Delay in approval process, paid in November
    9/17/05        12 Jeffrey A. Marlow Repairs             46.00 Delay in approval process, paid in November
    8/18/05        12 COMBINE INTERNATIONAL                 58.00 Delay in approval process, paid in November
    8/18/05        12 COMBINE INTERNATIONAL                 85.00 Delay in approval process, paid in November
    8/18/05        12 COMBINE INTERNATIONAL                220.00 Delay in approval process, paid in November
    8/18/05        12 COMBINE INTERNATIONAL                406.76 Delay in approval process, paid in November
    9/18/05        11 Boris Rodriguez Repairs              104.00 Delay in approval process, paid in November
   10/19/05        10 SPECTRAGEM - ASSET               -12,057.00 Delay in approval process, paid in November, 11/2/05
    9/19/05        10 Coserv                                33.10 Delay in approval process, paid in November
    9/19/05        10 Hiatt's                               35.00 Delay in approval process, paid in November
    9/19/05        10 Orkin Pest Control-790 Enterpr        38.93 Delay in approval process, paid in November
    9/19/05        10 Peter Jewelers                        44.00 Delay in approval process, paid in November
    9/19/05        10 Attwood Custom Creations              67.00 Delay in approval process, paid in November
    9/19/05        10 Coserv                                70.85 Delay in approval process, paid in November
    9/19/05        10 Intercoastal Electric                404.00 Delay in approval process, paid in November
    9/19/05        10 Sprint  Kansas City, MO            3,280.45 Delay in approval process, paid in November
    9/19/05        10 CGI                                7,050.00 Delay in approval process, paid in November
    9/19/05        10 CGI                               25,894.79 Delay in approval process, paid in November, 11/2/05
    8/27/05        10 JB-BRIDAL-LINE,INC SALES           2,870.00 Memo sales - Waiting on vendor to bill
    7/30/05        10 DIAMOUR INC - SALE                -1,385.00 Memo sales - Waiting on vendor to bill
    7/30/05        10 JB-BRIDAL-LINE,INC SALES           5,740.00 Memo sales - Waiting on vendor to bill
    9/20/05         9 See-Thru Professional Window C        10.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/20/05         9 Jewelry Chest                         54.00 Delay in approval process, paid in November
    9/20/05         9 United Fire Protection                57.51 Delay in approval process, paid in November
    9/20/05         9 Double R Trade Center                 86.60 Delay in approval process, paid in November
    9/20/05         9 Jeffrey A. Marlow Repairs            114.00 Delay in approval process, paid in November
    9/20/05         9 Young's Jewelry Repair               123.00 Delay in approval process, paid in November
    9/20/05         9 Noah's Jewelry Repair                243.00 Delay in approval process, paid in November
    9/20/05         9 AM-GOLD PRODUCTS-ASSET            -1,020.00 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 Golden Inc.                           18.00 Delay in approval process, paid in November
    9/21/05         8 FSI of Central North Carolina         25.50 Delay in approval process, paid in November
    9/21/05         8 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/21/05         8 Taylor Made Jewelry                   32.00 Delay in approval process, paid in November
    9/21/05         8 FireCo of Oklahoma,Inc.               48.00 Delay in approval process, paid in November
    9/21/05         8 Mackley Jewelry Repair                60.00 Delay in approval process, paid in November
    9/21/05         8 Boris Rodriguez Repairs              214.00 Delay in approval process, paid in November
    9/21/05         8 Boris Rodriguez Repairs              375.00 Delay in approval process, paid in November
    9/21/05         8 EPPROACH COMMUNICATIONS, LLC       2,250.00 Delay in approval process, paid in November
    9/21/05         8 DANA AUGUSTINE INC-ASSET         -78,624.86 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 DOWNEY DESIGNS-ASSET             -41,334.26 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 DANA AUGUSTINE INC-ASSET         -35,884.89 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 GOLD LANCE-ASSET                  -6,903.48 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 FREDERICK GOLDMAN-ASSET           -3,420.06 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 GOLD LANCE-ASSET                  -2,884.82 UMR - waiting on corrected paperwork from vendor
    9/21/05         8 GOLD LANCE-ASSET                  -2,755.92 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 City of Lagrange, GA.                -24.26 Delay in approval process, paid in November
    9/22/05         7 City of Lagrange, GA.                 -5.56 Delay in approval process, paid in November
    9/22/05         7 City of Lagrange, GA.                 -5.56 Delay in approval process, paid in November
    9/22/05         7 Jerry Foster Watch Service            10.00 Delay in approval process, paid in November
    9/22/05         7 Filter Sales & Service, Inc.          19.08 Delay in approval process, paid in November
    9/22/05         7 Golden Inc.                           36.00 Delay in approval process, paid in November
    9/22/05         7 Rivera's Repairs                      82.50 Delay in approval process, paid in November
    9/22/05         7 Service Jewelry & Repair             105.00 Delay in approval process, paid in November
    9/22/05         7 Peter Jewelers                       120.00 Delay in approval process, paid in November
    9/22/05         7 Noah's Jewelry Repair                236.00 Delay in approval process, paid in November
    9/22/05         7 C.A. Sanders Jewelry Repair          324.00 Delay in approval process, paid in November
    9/22/05         7 DANA AUGUSTINE INC-ASSET         -39,781.12 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 DANA AUGUSTINE INC-ASSET         -36,354.01 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 LEER GEM LTD-ASSET               -20,526.62 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 A&A JEWELERS-ASSET                -3,546.50 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 A&A JEWELERS-ASSET                -2,859.98 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 DOWNEY DESIGNS-ASSET                -484.50 UMR - waiting on corrected paperwork from vendor
    9/22/05         7 LEER GEM LTD-ASSET                20,526.31 UMR - waiting on corrected paperwork from vendor
    8/23/05         7 COMBINE INTERNATIONAL            -13,570.28 Delay in approval process, paid in November, 11/8/05
    8/23/05         7 COMBINE INTERNATIONAL            -13,162.90 Delay in approval process, paid in November, 11/8/05
    8/23/05         7 COMBINE INTERNATIONAL            -12,022.60 Delay in approval process, paid in November, 11/8/05
    8/23/05         7 COMBINE INTERNATIONAL            -10,736.17 Delay in approval process, paid in November, 11/8/05
    8/23/05         7 COMBINE INTERNATIONAL             -5,603.03 Delay in approval process, paid in November
    8/23/05         7 S & S JEWELRY-ASSET               -1,330.34 Delay in approval process, paid in November
    8/22/05         7 S & S JEWELRY-ASSET                  520.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/23/05         6 Taylor Made Jewelry                   35.00 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
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    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)              37.24 Delay in approval process, paid in November
    9/23/05         6 Martin Guthrie Repairs                39.00 Delay in approval process, paid in November
    9/23/05         6 Golden Inc.                           44.00 Delay in approval process, paid in November
    9/23/05         6 Double R Trade Center                 44.15 Delay in approval process, paid in November
    9/23/05         6 Jeffrey A. Marlow Repairs            125.00 Delay in approval process, paid in November
    9/23/05         6 Young's Jewelry Repair               128.00 Delay in approval process, paid in November
    9/23/05         6 Martin Guthrie Repairs               196.50 Delay in approval process, paid in November
    9/23/05         6 Martin Guthrie Repairs               337.50 Delay in approval process, paid in November
    9/23/05         6 CIT Systems Leasing(CRA)          14,712.88 Delay in approval process, paid in November, 11/9/05
    9/23/05         6 M FABRIKANT & SONS-ASSET          -4,820.00 UMR - waiting on corrected paperwork from vendor
    9/23/05         6 DOWNEY DESIGNS-ASSET               3,103.20 UMR - waiting on corrected paperwork from vendor
    9/23/05         6 M FABRIKANT & SONS-ASSET          30,600.00 UMR - waiting on corrected paperwork from vendor
    8/24/05         6 S & S JEWELRY-ASSET              -45,809.48 Delay in approval process, paid in November, 11/3/05
    8/24/05         6 COMBINE INTERNATIONAL             -8,077.94 Delay in approval process, paid in November
    8/24/05         6 CREATIONS JEWELLERY-A               -130.10 Delay in approval process, paid in November
    9/24/05         5 Mark W. Chalmers Jewelry Servi        32.00 Delay in approval process, paid in November
    9/24/05         5 Rivera's Repairs                      85.00 Delay in approval process, paid in November
    9/24/05         5 Jeffrey A. Marlow Repairs             96.00 Delay in approval process, paid in November
    9/24/05         5 Fernando's Jewelry Repair            101.50 Delay in approval process, paid in November
    9/24/05         5 Boris Rodriguez Repairs              102.00 Delay in approval process, paid in November
    9/24/05         5 Mickey Breunig - Repairs             118.87 Delay in approval process, paid in November
    8/25/05         5 COMBINE INTERNATIONAL               -393.73 Delay in approval process, paid in November
    8/25/05         5 COMBINE INTERNATIONAL               -105.16 Delay in approval process, paid in November
    8/25/05         5 COMBINE INTERNATIONAL                -33.11 Delay in approval process, paid in November
    8/31/05         4 COMBINE INTERNATIONAL            -49,025.00 Delay in approval process, paid in November, 11/8/05
    8/25/05         4 COMBINE INTERNATIONAL             49,275.00 Delay in approval process, paid in November
    8/24/05         4 COMBINE INTERNATIONAL              6,460.60 Delay in approval process, paid in November
    8/24/05         4 COMBINE INTERNATIONAL              6,688.20 Delay in approval process, paid in November
    8/24/05         4 COMBINE INTERNATIONAL              6,916.60 Delay in approval process, paid in November
    8/24/05         4 COMBINE INTERNATIONAL              9,211.80 Delay in approval process, paid in November
    9/26/05         3 Peter Jewelers                         9.00 Delay in approval process, paid in November
    9/26/05         3 Tim Lewis - TC Jewelers               20.00 Delay in approval process, paid in November
    9/26/05         3 Bulova Watch Company, Inc.            21.25 Delay in approval process, paid in November
    9/26/05         3 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/26/05         3 Terminix Processing Center            29.00 Delay in approval process, paid in November
    9/26/05         3 F.S.I.-SOUTHERN VA. DIVISION          29.40 Delay in approval process, paid in November
    9/26/05         3 F.S.I.-SOUTHERN VA. DIVISION          29.40 Delay in approval process, paid in November
    9/26/05         3 Ward Pest Control Service             31.95 Delay in approval process, paid in November
    9/26/05         3 Palmetto Rural Telephone Coop.        54.41 Delay in approval process, paid in November
    9/26/05         3 Kipsco Maintenance & Operation        55.00 Delay in approval process, paid in November
    9/26/05         3 City of Henderson, Ky.                79.36 Delay in approval process, paid in November
    9/26/05         3 Johnny Grant Repair                  126.00 Delay in approval process, paid in November
    9/26/05         3 Young's Jewelry Repair               188.00 Delay in approval process, paid in November
    8/27/05         3 COMBINE INTERNATIONAL               -289.01 Delay in approval process, paid in November
    8/27/05         3 PASHA JEWELS, INC.                   -19.05 Delay in approval process, paid in November
    8/27/05         3 CLAAR/MWI-ASSET                      -17.37 Delay in approval process, paid in November
    8/27/05         3 FANTASY DIAMOND-ASSET                 -3.68 Delay in approval process, paid in November
    8/27/05         3 ULTIMO INC - SALES                  -374.33 Memo sales - Open Litigation
    8/27/05         3 WEINDLING INT'L-SALES                 -1.50 Memo sales - Waiting on vendor to bill
    9/27/05         2 City of Franklin, VA                -513.12 Delay in approval process, paid in November
    9/27/05         2 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/27/05         2 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/27/05         2 Dunbar Bank Pak, Inc.                 26.00 Delay in approval process, paid in November
    9/27/05         2 Rivera's Repairs                      28.50 Delay in approval process, paid in November
    9/27/05         2 John A. Zaldivar Repairs              39.00 Delay in approval process, paid in November
    9/27/05         2 Octavio Hernandez Repairs             40.00 Delay in approval process, paid in November
    9/27/05         2 Jeffrey A. Marlow Repairs             84.00 Delay in approval process, paid in November
    9/27/05         2 Taylor Made Jewelry                  100.00 Delay in approval process, paid in November
    9/27/05         2 Jewelry Chest                        129.50 Delay in approval process, paid in November
    9/27/05         2 Gerardo Madrigal Repairs             138.00 Delay in approval process, paid in November
    9/27/05         2 Robert Murphy Repairs                141.00 Delay in approval process, paid in November
    9/27/05         2 Young's Jewelry Repair               158.00 Delay in approval process, paid in November
    9/27/05         2 Octavio Hernandez Repairs            170.00 Delay in approval process, paid in November
    9/27/05         2 Octavio Hernandez Repairs            171.00 Delay in approval process, paid in November
    9/27/05         2 Service Jewelry & Repair             202.05 Delay in approval process, paid in November
    9/27/05         2 M FABRIKANT & SONS-ASSET            -366.86 UMR - waiting on corrected paperwork from vendor
    8/27/05         2 KRISTALL INC-SALE                 -1,870.00 Memo sales - Waiting on vendor to bill
    8/27/05         2 KRISTALL INC-SALE                    560.00 Memo sales - Waiting on vendor to bill
    8/27/05         2 ULTIMO INC - SALES                 7,048.39 Memo sales - Waiting on vendor to bill
    8/27/05         2 ULTIMO INC - SALES                22,109.82 Memo sales - Waiting on vendor to bill
    7/30/05         2 KRISTALL INC-SALE                    373.00 Memo sales - Waiting on vendor to bill
    7/30/05         2 KRISTALL INC-SALE                    743.00 Memo sales - Waiting on vendor to bill
    9/28/05         1 City of Cartersville                -679.97 Delay in approval process, paid in November
    9/28/05         1 Southern Fire Extinguisher Co         24.08 Delay in approval process, paid in November
    9/28/05         1 Vong Jewelers                         32.00 Delay in approval process, paid in November
    9/28/05         1 Brians Mfg Co.                        32.75 Delay in approval process, paid in November
    9/28/05         1 Jewelry Shop                          33.00 Delay in approval process, paid in November
    9/28/05         1 Zephyrhills Spring Water Compa        53.69 Delay in approval process, paid in November
    9/28/05         1 Terry Peoples-Repairs                 76.00 Delay in approval process, paid in November
    9/28/05         1 Maurice Turgeau Jewelers              78.00 Delay in approval process, paid in November
    9/28/05         1 Martin Guthrie Repairs               108.50 Delay in approval process, paid in November
    9/28/05         1 ORKIN PSET CONTROL-TEMPLE TEXA       113.70 Delay in approval process, paid in November
    9/28/05         1 Allied Waste Services                145.68 Delay in approval process, paid in November
    9/28/05         1 Maurice Turgeau Jewelers             171.95 Delay in approval process, paid in November
    9/28/05         1 Big T Jewelers, Inc                  179.00 Delay in approval process, paid in November
    9/28/05         1 CHEMDRY                              210.87 Delay in approval process, paid in November
    9/28/05         1 Larry Cash Repairs                   284.00 Delay in approval process, paid in November
    8/27/05         1 AMBRAS FINE JEWELRY-SALE             -95.00 Memo sales - Waiting on vendor to bill
    8/27/05         1 AMBRAS FINE JEWELRY-SALE              23.75 Memo sales - Waiting on vendor to bill
    4/30/05         1 CONTINENTAL JC INC-SALE             -264.00 Memo sales - Waiting on vendor to bill
    4/30/05         1 CONTINENTAL JC INC-SALE              176.00 Memo sales - Waiting on vendor to bill
                                                     -------------
                                                        38,621.80
                                                     =============

         [X] Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation

The following court orders were entered in January 2005 authorizing the Debtors to pay certain prepetition indebtedness:

             - Order Pursuant to 11 U.S.C. 105(a), 365 and 507(a) (6)
               Authorizing The Debtors To (A) Continue Customer Satisfaction Programs; (B) Continue To Pay Customer Service Providers And (
               C) Continue To Honor Credit Card Transactions.
             - Order Pursuant to 11 U.S.C. 105(a), 363, 541, and 507(a) (8)
               Authorizing The Debtors To Pay Prepetition Sales, Use, Trust Fund And Other Taxes and Related Obligations
             - Order Pursuant to 11 U.S.C. 105 Authorizing Payment of
               Prepetition Claims of Consignment Vendors And Approving Procedures Concerning Consigned Goods
             - Order Pursuant to 11 U.S.C. 105(a) And 363 (b) Authorizing
               Payment Of Certain Prepetition Shipping And For Delivery Charges And Goods In Transit
             - Order (i) Authorizing The Debtors To Pay Prepetition Wages,
               Salaries, Directors Fees And Employee Benefits, (ii) Authorizing The Debtors To Continue The Maintenance of Employee Benefit Programs In The Ordinary Course; And (iii) Directing All Banks
               To Honor Prepetition Checks For Payment Of Prepetition Employee Obligations.

In connection with the aforementioned court orders the Debtors paid certain prepetition indebtedness in January and subsequent months to the extent such payment was allowed under the orders.

      ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

            Opening Balance                                        38,928,870
            PLUS:     New Indebtedness Incurred This Month         29,992,756
            MINUS     Amount Paid on Post Petition
                           Accounts Payable This Month            (26,365,536)
              + / -   Adjustments
                                                               ---------------
            Ending Month Balance                                   42,556,090
                                                               ===============

            *For any adjustments (over $10,000.00) provide explanation and supporting documentation, if applicable.

                             SECURED PAYMENT REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition
Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section.

                                                                              Total
                                                              Number of     Amount of
                                                                Post           Post
                                                Amount        Petition       Petition
  Secured                                      Paid This      Payments       Payments
 Creditor                                        Month       Delinquent     Delinquent
 --------                                        -----       ----------     ----------

Bank of America, N.A.                              0              0                 0      (b)
Jewelry Investors II, L.L.C.                       0              0                 0      (b)
Citicorp USA Inc.     (line of credit)        $15,045,809         0                 0      (a)
General Electric Capital Business               $ 23,389          0                 0      (a)
  Asset Funding Corporation
Trade Vendor Standstill Agreements                 0              0                 0      (a)


            (a) As of July 30, 2005, all amounts owed by the Debtors to the secured creditors shown consisted of either prepetition indebtedness or post petition amounts not yet due.
            (b) During the month of February 2005 the Company paid off its prepetition indebtedness to these creditors, in connection with the arrangement of its debtor-in-possession financing with Citicorp USA, Inc.

                                  ATTACHMENT 3
                                  ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:      Friedman's, Inc., et al.      Case Number:         05-40129
                     ------------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

                                INVENTORY REPORT
                                ----------------

INVENTORY BALANCE AT PETITION DATE:                                $155,465,291
                                                                  ==============

INVENTORY RECONCILIATION:
      Inventory Balance at Beginning of Month, gross               $115,159,764
      PLUS:  Inventory Purchased During Month                        13,579,237
      Inventory Returned To Vendor During Month                      (2,223,619)
      MINUS:  Inventory Used or Sold                                 (7,117,410)
      PLUS/MINUS:  Adjustments or Write-downs*                                -
                                                                  --------------
      Inventory on Hand at End of Month, gross                     $119,397,972
                                                                  ==============

      * Represents transfer of used inventory to melt and conversion into cash.

METHOD OF COSTING INVENTORY:         Weighted Average Cost

                                INVENTORY AGING
                   An inventory aging report is not available

Less than 6          6 months to      Greater than       Considered      Total
months old           2 years old      2 years old        Obsolete      Inventory
                                                                       ---------

      N/A                N/A               N/A                N/A         N/A
================     ============     ==============     =======================

*Aging Percentages must equal 100%

[ ] Check here if inventory contains perishable items.

                       Description of Obsolete Inventory:
         The Debtor does not have obsolete inventory in the traditional accounting sense; rather as is typical in retail, the Debtor possesses certain inventory items that are considered "out of style" and thus sold as clearance.

                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:**                       (a)
                                                                    ============
(Includes Property, Plant and Equipment)

(a) The Company does not know the fair market value of its fixed assets as of January 14, 2005. The net book value (historical cost basis) was $43,478,306

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                        $22,627,239
      MINUS:  Depreciation Expense                                     (491,098)
      PLUS:  New Purchases                                              202,844
      PLUS/MINUS:  Adjustments or Write-downs                *         (395,851)
                                                                   -------------
Ending Monthly Balance                                              $21,943,133
                                                                   =============

* For any adjustments or write-downs over $10,000.00, provide explanation and supporting documentation, if applicable:
                -Adjust write downs of impaired assets.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD ( in excess of $10,000.00 each):
                -Majority of puchases are represented by additions to decision engine for Credit Department

                                  ATTACHMENT 4
                                  ------------

           MONTHLY SUMMARY OF BANK ACTIVITY - STORE DEPOSITS ACCOUNT


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


     Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank    various                                Branch                N/A
                --------------                                           -------

Account Name:   Store deposits                         Account number:   various
                --------------                                           -------

Purpose of Account     To deposit store daily receipts in anticipation of
                       concentration

              Store Depository Accounts (GL 1020)
               Period       October 29, 2005

                                                                                                                     0.00

                                MONTH         ADJUSTED       ENDING                    OTHER O/S                  EST RC PM
                               END G/L         ENDING         BANK      DEPOSITS IN   RECONCILING      TOTAL      REVERSING
                STORE #        BALANCE        BALANCE        BALANCE      TRANSIT        ITEMS      ADJUSTMENTS    CC.5557
                -------        -------        -------        -------      -------        -----      -----------    -------
            1      4001           3,850          3,755             0        3,755             0           (95)          0
            2      4009             833            833             0          833             0              0          0
            3      4010             653            653             0          653             0              0          0
            4      4015           3,317          3,317             0        3,317             0              0          0
            5      4019           1,595          1,520           202        1,318             0           (75)          0
            6      4024           2,692          2,622             0        2,622             0           (70)          0
            7      4032           9,575          7,285         3,818        3,467             0        (2,290)          0
            8      4037           3,475          3,287         2,463          824             0          (188)          0
            9      4045           2,379          2,126           593        1,533             0          (253)          0
           10      4062          22,545          1,850             0        1,850             0       (20,695)          0
           11      4063           1,249            972          (99)          918           153          (276)          0
           12      4064           1,597          1,539           664          875             0           (59)          0
           13      4065           6,856          6,764         6,560          352         (148)           (92)          0
           14      4067          32,392         32,134        30,685        2,542       (1,092)          (258)          0
           15      5002           1,040          1,017             0        1,232         (216)           (23)          0
           16      5003           3,947          3,772             0        3,772             0          (175)          0
           17      5004           8,231          7,861             0        7,861             0          (369)          0
           18      5006           5,002          4,992             0        4,992             0           (10)          0
           19      5007           3,571          3,467             0        3,467             0          (104)          0
           20      5010           1,848          1,787             0        1,787             0           (61)          0
           21      5012           8,918          5,988         (578)        6,566             0        (2,930)          0
           22      5013           4,983          3,767         2,053        1,714             0        (1,216)          0
           23      5014           5,846          5,607           920        4,687             0          (239)          0
           24      5016           7,930          7,724         4,556        3,168             0          (206)          0
           25      5017           2,376          2,376             0        2,376             0              0          0
           26      5018           6,873          6,788         4,734        2,055             0           (85)          0
           27      5020           3,266          3,266         1,830        1,436             0              0          0
           28      5022           4,877          5,123             0        5,123             0            246          0
           29      5023           3,768          3,098           423        2,675             0          (670)          0
           30      5025           6,250          6,162         1,844        4,318             0           (88)          0
BA         31      5026           5,459          5,207           330        4,878             0          (252)          0
BA         32      5027           2,928          2,828             0        2,828             0          (100)          0
BA         33      5028          11,173         10,807         7,136        3,240           431          (366)          0
BA         34      5029           5,698          5,583         4,759        1,169         (345)          (115)          0
           35      5030          27,772          1,790             0        1,790             0       (25,982)          0
           36      5031          12,973         12,862         9,154        3,708             0          (111)          0
           37      5032          46,100          2,557             0        2,557             0       (43,542)          0
           38      5033           2,112          2,102             0        2,102             0           (10)          0
           39      5035           7,077          7,021             0        7,021             0           (56)          0
           40      5037           4,255          4,157         2,663        1,494             0           (99)          0
           41      5041           1,328          1,298             0        2,139         (841)           (30)          0
           42      5045          10,782         10,442         9,044        1,398             0          (339)          0
           43      5047           7,298          7,216         4,767        2,450             0           (81)          0
           44      5048           3,601          3,309         1,167        2,143             0          (292)          0
           45      5049          29,481          2,592             0        2,592             0       (26,889)          0
           46      5050           3,625          3,445             0        3,445             0          (180)          0
BA         47      5052           1,327          1,120             0        1,120             0          (207)          0
           48      5055           1,346          1,324             0        1,324             0           (22)          0
           49      5056           4,700          4,416         6,019        1,840       (3,442)          (284)          0
           50      5057           2,236          2,235             0        2,235             0            (1)          0
           51      5058           4,452          4,452         2,019        2,432             0              0          0
           52      5059           5,673          5,570         2,436        3,134             0          (103)          0
           53      5060          39,774              0             0            0             0       (39,774)          0
           54      5061           2,872          2,872             0        2,872             0              0          0
           55      5063          26,596          1,474             0        1,474             0       (25,122)          0
           56      5064           4,095          3,540             0        3,540             0          (555)          0
BA         57      5065           3,707          3,707             0        3,707             0              0          0
BA         58      5067           1,860          1,775             0        1,775             0           (85)          0
           59      5068           2,971          2,864             0        2,864             0          (107)          0
           60      5069           8,929          8,793         5,221        3,572             0          (135)          0
           61      5070          10,176         10,170             0       10,170             0            (5)          0
           62      5075          23,948              0             0            0             0       (23,948)          0
           63      5077           3,018          3,017             0        3,017             0            (0)          0
           64      5080          12,373         10,413         5,992        4,421             0        (1,960)          0
           65      5083           3,123          3,123             0        3,123             0              0          0
           66      5084          26,876              0             0            0             0       (26,876)          0
BA         67      5085           6,733          6,567         3,516        3,050             0          (166)          0
           68      5086           6,742          6,657         3,181        3,476             0           (85)          0
           69      5087           3,339          3,359             0        3,359             0             20          0
BA         70      5088           6,066          6,012         4,142        1,870             0           (54)          0
           71      5090           3,174          3,059         1,878        1,182             0          (115)          0
BA         72      5092           1,839          1,839           662        1,177             0              0          0
           73      5094           4,117          3,312           979        2,333             0          (806)          0
           74      5099           2,000          1,715         (535)        2,250             0          (285)          0
           75      5100          13,530         12,468        11,271        1,198             0        (1,062)          0
BA         76      5104           1,187          1,076             0        1,076             0          (111)          0
           77      5107           3,569          3,788         1,818        2,900         (930)            219          0
           78      5108           1,424          1,422         1,422            0             0            (2)          0
           79      5111          11,960         11,510         5,558        5,952             0          (449)          0
BA         80      5114           3,576          5,082         3,269        1,814             0          1,507          0
BA         81      5116           4,640          4,640         3,045        1,664          (70)            (0)          0
           82      5117          14,052         14,076        12,077        1,999             0             25          0
BA         83      5119          10,432          9,410         6,407        3,003             0        (1,022)          0
           84      5120           1,837          1,587             0        1,587             0          (250)          0
BA         85      5121           4,513          4,223         1,919        2,304             0          (289)          0
           86      5125           3,868          3,783         2,774        1,009             0           (85)          0
BA         87      5126           6,141          6,034         5,846          727         (538)          (107)          0
           88      5127           4,537          4,280           480        3,800             0          (257)          0
           89      5129           6,797          6,632         2,858        3,773             0          (166)          0
           90      5130          11,361         11,107         1,534        9,573             0          (254)          0
BA         91      5131           3,180          3,152         2,366          786             0           (28)          0
           92      5132           3,250          2,937           528        2,409             0          (314)          0
BA         93      5133          17,135              0             0            0             0       (17,135)          0
           94      5136           6,774          6,757         3,659        3,098             0           (18)          0
BA         95      5140           4,789          4,789         3,989          800             0              0          0
           96      5143             860            521         (533)        1,055             0          (339)          0
           97      5144           2,452          2,167             0        2,167             0          (284)          0
           98      5146           1,535          1,535             0        1,535             0              0          0
BA         99      5148           3,635          3,514             0        3,514             0          (121)          0
          100      5151           1,486            677         (517)        1,194             0          (809)          0
          101      5152          21,199              0             0            0             0       (21,199)          0
          102      5154          24,816              0             0            0             0       (24,816)          0
          103      5155           2,674          1,957           452        1,506             0          (716)          0
          104      5156          19,576          1,871             0        1,871             0       (17,705)          0
          105      5159           1,875          1,339             0        1,339             0          (536)          0
          106      5160          33,905          2,825             0        2,825             0       (31,080)          0
          107      5163           2,215          2,215         1,252          963             0              0          0
          108      5164           5,453          5,622             0        5,622             0            169          0
          109      5165           5,856          5,738             0        5,738             0          (118)          0
          110      5166           2,278          2,278             0        2,151           128              0          0
          111      5172           1,271            777         (223)        1,001             0          (493)          0
          112      5174           7,292          7,024         5,129        1,895             0          (268)          0
          113      5175          39,252              0             0            0             0       (39,252)          0
          114      5176           6,744          6,652         3,194        3,458             0           (92)          0
          115      5177           7,690          7,481         4,712        2,768             0          (209)          0
          116      5179           8,604          4,546         3,539        1,007             0        (4,058)          0
          117      5183             986            986             0          986             0              0          0
          118      5186           1,076            860           522          338             0          (216)          0
          119      5187           1,964              0             0            0             0        (1,964)          0
          120      5189           8,560          8,088         3,596        4,492             0          (473)          0
          121      5191           2,810          2,059             0        2,059             0          (752)          0
          122      5192           2,249          2,178           755        1,423             0           (71)          0
          123      5198           1,926          1,776           864          912             0          (150)          0
          124      5199           7,590          7,538         4,917        2,621             0           (52)          0
          125      5201           7,326          7,276         4,638        2,638             0           (50)          0
          126      5203           3,373          3,373             0        3,373             0              1          0
          127      5204           5,261          1,862             0        1,862             0        (3,399)          0
          128      5205           1,596          1,496             0        1,496             0          (100)          0
          129      5206           9,902          9,861           319        9,542             0           (40)          0
          130      5207           2,607          2,442             0        2,442             0          (166)          0
          131      5208           1,356          1,249             0        1,249             0          (107)          0
          132      5209           3,240          2,861             0        2,861             0          (379)          0
          133      5211           1,473          1,340             0        1,340             0          (133)          0
          134      5212           3,261          3,109           753        2,356             0          (152)          0
          135      5215           1,943          1,798             0        1,798             0          (145)          0
          136      5216           4,903          3,803         1,039        2,764             0        (1,100)          0
          137      5217           3,089          3,006             0        3,006             0           (83)          0
          138      5218             766            765             0          765             0            (1)          0
          139      5220           1,217          1,038             0        1,038             0          (179)          0
          140      5221          16,217          1,026             0        1,026             0       (15,191)          0
          141      5223           9,411          9,294         4,494        4,800             0          (116)          0
          142      5224           8,951         10,130         6,925        3,205             0          1,179          0
          143      5225          13,818              0             0            0             0       (13,818)          0
          144      5227          21,758            995             0          995             0       (20,763)          0
          145      5228           2,149          1,508         (141)        1,649             0          (641)          0
          146      5232           1,796          1,607             0        1,607             0          (189)          0
          147      5233           2,861          2,824         1,143        1,681             0           (37)          0
          148      5236           2,401          2,526             0        2,526             0            126          0
          149      5238           3,811          3,706         1,302        2,404             0          (105)          0
          150      5241           5,911          5,392             0        5,392             0          (518)          0
          151      5242           2,056          1,963           642        1,322             0           (93)          0
          152      5243          16,210         15,642        10,497        5,145             0          (568)          0
          153      5247             968          1,548             0        1,548             0            580          0
          154      5248           1,140          1,140             0        1,140             0              0          0
          155      5249           4,494          4,340             0        4,340             0          (153)          0
          156      5253           8,010          7,734           973        6,761             0          (276)          0
          157      5257          48,115          6,228             0        6,228             0       (41,886)          0
          158      5259           5,875          5,515         3,983        3,252       (1,720)          (360)          0
          159      5260           2,834          2,611             0        2,611             0          (223)          0
BA        160      5262          21,251          1,526             0        1,526             0       (19,726)          0
          161      5264           4,786          4,649         3,491        1,157             0          (137)          0
          162      5265           6,052          6,418         3,230        3,188             0            366          0
          163      5267          13,927         13,456        11,417        2,039             0          (471)          0
          164      5268           1,384          1,356             0        1,356             0           (28)          0
BA        165      5269           2,469          2,435           238        2,196             0           (34)          0
BA        166      5271          13,851         13,965         7,392        6,573             0            114          0
          167      5272           2,187          2,187           324        1,863             0              0          0
          168      5273           7,250          7,177         5,202        1,976             0           (73)          0
          169      5274           8,685          7,980             0        7,980             0          (705)          0
          170      5277           2,272          1,812             0        1,812             0          (460)          0
          171      5281           8,564          7,142         2,401        4,741             0        (1,422)          0
          172      5282           5,860          6,100         5,155          945             0            239          0
          173      5283          11,371         11,376             0       11,376             0              6          0
          174      5285           4,325          4,258         2,455        1,803             0           (66)          0
          175      5287           9,967          9,878         7,597        2,281             0           (89)          0
          176      5289           7,795          7,515         5,666        2,366         (518)          (280)          0
          177      5290          46,623          4,978             0        4,978             0       (41,645)          0
          178      5292          10,172         10,172             0       10,172             0              0          0
          179      5295           3,414          2,999         1,413        1,586             0          (415)          0
          180      5297          15,907         15,699        12,696        3,003             0          (208)          0
          181      5298          13,522         12,285         7,598        4,687             0        (1,237)          0
          182      5299          30,404              0             0            0             0       (30,404)          0
          183      5300           1,334          1,157             0        1,157             0          (177)          0
          184      5301          46,848              0             0            0             0       (46,848)          0
          185      5302           2,252          2,176             0        2,176             0           (76)          0
          186      5306           5,832          5,661         2,364        3,298             0          (171)          0
          187      5307           2,663          2,663             0        2,663             0              0          0
          188      5308           2,101          2,047         1,011        1,036             0           (54)          0
          189      5309           3,983          3,964         1,149        2,815             0           (19)          0
          190      5312           3,476          3,441             0        3,441             0           (35)          0
          191      5313           1,992          1,719             0        1,719             0          (273)          0
          192      5314             965            904             0          904             0           (61)          0
          193      5315           1,924          1,597           438        1,160             0          (327)          0
          194      5316          18,062              0             0            0             0       (18,062)          0
          195      5317           2,780          2,780         1,571        1,209             0              0          0
          196      5318          26,903          2,859             0        2,859             0       (24,044)          0
BA        197      5319           4,494          3,928           455        3,473             0          (566)          0
          198      5320           3,210          2,946             0        2,946             0          (264)          0
BA        199      5322           1,061            503         (333)          836             0          (558)          0
BA        200      5323           2,197          2,196             0        2,196             0            (1)          0
BA        201      5324          18,182              0             0            0             0       (18,182)          0
          202      5327           8,757          8,560         4,801        5,899       (2,141)          (198)          0
          203      5332          25,540              0             0            0             0       (25,540)          0
          204      5334           4,757          4,640         2,857        1,783             0          (117)          0
BA        205      5336           4,142          4,105         3,484          621             0           (37)          0
          206      5337           4,678          4,439         1,982        2,458             0          (239)          0
          207      5339           8,520          8,043         4,430        3,613             0          (476)          0
BA        208      5340           2,630          2,516             0        2,516             0          (115)          0
          209      5341           3,635          3,411         1,548        1,863             0          (224)          0
BA        210      5342          23,890            862             0          862             0       (23,028)          0
          211      5348           2,323          2,288             0        2,288             0           (35)          0
          212      5350          24,272          1,172             0        1,172             0       (23,100)          0
          213      5352           2,780          2,668           774        1,894             0          (112)          0
          214      5354           6,239          6,188         3,256        2,932             0           (51)          0
BA        215      5358           3,861          3,746          (15)        3,761             0          (115)          0
          216      5360          18,113              0             0            0             0       (18,113)          0
          217      5362           2,579          2,513         1,188        1,325             0           (67)          0
          218      5364           4,377          4,377             0        4,377             0              0          0
          219      5365           3,158          3,159             0        3,159             0              0          0
          220      5366           1,932          1,494             5        1,489             0          (438)          0
          221      5368           3,024          1,466             0        1,466             0        (1,559)          0
          222      5371           1,853          1,853             0        1,853             0              0          0
BA        223      5372           3,565          3,317             0        3,317             0          (248)          0
          224      5373           8,357          8,467         4,395        4,072             0            110          0
BA        225      5374           3,202          2,801             0        2,801             0          (401)          0
          226      5375          21,959              0             0            0             0       (21,959)          0
          227      5377           5,120          4,882         2,306        2,576             0          (237)          0
BA        228      5378           6,612          6,521         2,932        3,589             0           (91)          0
          229      5379          18,210            745             0          745             0       (17,465)          0
BA        230      5382           2,472          1,813           293        1,519             0          (659)          0
BA        231      5387          23,310              0             0            0             0       (23,310)          0
BA        232      5390           5,611          5,934         3,802        2,132             0            323          0
          233      5391           3,062          2,187             0        2,187             0          (875)          0
          234      5392          31,496          2,334             0        2,334             0       (29,162)          0
          235      5398           6,940          6,781         2,642        4,140             0          (158)          0
          236      5399           1,758          1,606           312        1,295             0          (152)          0
          237      5403          25,335          1,992             0        1,992             0       (23,344)          0
          238      5406           4,304          4,163         2,622        1,541             0          (141)          0
BA        239      5408           4,217          3,722         1,991        1,731             0          (495)          0
          240      5410           5,251          1,932             0        1,932             0        (3,319)          0
          241      5411           2,465          2,342         1,391          951             0          (123)          0
          242      5413           2,652          2,319             0        2,319             0          (333)          0
          243      5415          26,452              0             0            0             0       (26,452)          0
          244      5417           2,960          3,000             0        3,000             0             41          0
          245      5419           1,820          1,554           764          790             0          (266)          0
          246      5420           2,267          2,055             0        2,055             0          (212)          0
          247      5424           9,188          9,188         3,493        5,695             0              0          0
          248      5426           4,104          4,074             0        4,074             0           (30)          0
          249      5428           3,130          2,579           157        2,422             0          (551)          0
BA        250      5429           2,495          2,396             0        2,396             0          (100)          0
          251      5431           4,369          4,310         1,943        2,367             0           (59)          0
          252      5432          14,827              0             0            0             0       (14,827)          0
          253      5435           2,648          2,648             0        2,648             0              0          0
          254      5436           1,446          1,425           543          882             0           (21)          0
          255      5437           8,923          8,893             0        8,893             0           (30)          0
BA        256      5438          25,405          1,981             0        1,981             0       (23,424)          0
          257      5444          20,081          1,089             0        1,089             0       (18,993)          0
          258      5446           1,666             89         1,133          848       (1,892)        (1,576)          0
          259      5447           3,808          3,654         1,806        1,848             0          (154)          0
          260      5448           3,616          3,616             0        3,616             0              0          0
          261      5452           1,488          1,488           485        1,003             0              0          0
BA        262      5453           4,671          4,285         2,096        2,189             0          (386)          0
          263      5455           7,345          7,256         4,236        3,020             0           (89)          0
          264      5456           5,107          5,326         3,854        1,473             0            219          0
          265      5459          33,129              0             0            0             0       (33,129)          0
          266      5460           4,387          4,214         1,559        2,655             0          (172)          0
          267      5461           2,107          1,908             0        1,908             0          (200)          0
          268      5462           2,947          2,803             0        2,803             0          (144)          0
          269      5464           1,547          1,532           468        1,064             0           (15)          0
BA        270      5465          14,988              0             0            0             0       (14,988)          0
          271      5466           3,398          2,905           390        1,582           934          (492)          0
          272      5468           6,021          5,961         2,946        3,015             0           (60)          0
          273      5469           2,101          2,008             0        2,008             0           (93)          0
          274      5472          17,912              0             0            0             0       (17,912)          0
          275      5474           1,654          1,569         1,095          474             0           (85)          0
          276      5475           2,559          2,539             0        2,539             0           (20)          0
          277      5476           3,697          3,697             0        2,201         1,496              0          0
BA        278      5477           2,711          2,726           701        2,026             0             15          0
          279      5479           3,754          3,348         2,625          723             0          (406)          0
          280      5482          22,678          1,685             0        1,685             0       (20,993)          0
          281      5485           3,604          3,240           403        2,837             0          (364)          0
          282      5488           2,527          2,479             0        2,479             0           (48)          0
          283      5490           3,382          2,764             0        2,764             0          (618)          0
          284      5491           2,455          2,373           901        1,471             0           (83)          0
BA        285      5492           5,206          5,206         1,383        3,824             0              0          0
          286      5499           2,262          2,262           531        1,731             0              0          0
BA        287      5500           5,617          5,706         4,408        1,298             0             90          0
          288      5502           6,525          6,424         4,469        1,955             0          (101)          0
          289      5503          11,473            256             0          256             0       (11,217)          0
          290      5504           3,911          3,911             0        3,911             0              0          0
          291      5505           3,610          3,514         2,200        1,314             0           (96)          0
          292      5506          12,422          1,417             0        1,417             0       (11,004)          0
          293      5507           4,748          4,605             0        4,605             0          (142)          0
          294      5508           2,874          2,225           474        1,751             0          (648)          0
          295      5511           1,337          1,337             0        1,337             0              0          0
          296      5512          40,965              0             0            0             0       (40,965)          0
          297      5514           5,676          5,474         1,209        4,265             0          (203)          0
BA        298      5515           3,298          3,270         2,233        1,037             0           (28)          0
          299      5518           3,231          2,865         1,718        1,146             0          (366)          0
          300      5519           6,698          6,336         3,402        2,934             0          (362)          0
          301      5520          34,715          4,932             0        4,932             0       (29,783)          0
          302      5524           5,273          5,073         2,437        2,636             0          (200)          0
          303      5525          29,361          2,261             0        2,261             0       (27,100)          0
          304      5526           4,542          4,307             0        4,307             0          (235)          0
          305      5527           4,767          4,739         4,197          542             0           (28)          0
          306      5528          57,885          6,989             0        6,989             0       (50,897)          0
          307      5529          25,776              0             0            0             0       (25,776)          0
          308      5531           2,252          2,182             0        2,182             0           (70)          0
          309      5532          30,714          1,010             0        1,010             0       (29,704)          0
          310      5533           5,115          4,680         2,357        2,323             0          (435)          0
          311      5537          21,983          2,925             0        2,925             0       (19,058)          0
BA        312      5539           6,659          5,904         4,122        1,782             0          (754)          0
BA        313      5540           4,954          4,954         3,310        1,644             0              0          0
          314      5541           5,465          5,359         3,892        1,466             0          (107)          0
BA        315      5544           2,576          2,465           523        1,942             0          (111)          0
          316      5545           2,119          1,818           710        1,108             0          (301)          0
          317      5546           7,835          7,835         5,581        2,254             0              0          0
BA        318      5548           2,205          2,004             0        2,004             0          (201)          0
          319      5549          13,242         13,033        10,683        2,350             0          (209)          0
BA        320      5550           2,572          2,381             0        2,381             0          (191)          0
          321      5551           3,192          3,058         1,388        1,669             0          (134)          0
          322      5553           4,598          3,547         2,103        1,444             0        (1,050)          0
          323      5554           4,620          4,414         3,216        1,197             0          (206)          0
          324      5557           5,862          5,613         2,308        3,304             0          (250)          0
          325      5558           2,668          2,501           503        1,998             0          (167)          0
          326      5559           7,039          6,994         6,628          366             0           (45)          0
          327      5562           2,156          2,135         1,507          628             0           (20)          0
          328      5563           3,121          3,121         2,237          884             0              0          0
          329      5565           6,082          5,974             0        5,974             0          (108)          0
          330      5569           3,532          3,532             0        3,532             0              0          0
          331      5570          36,489          1,451             0        1,451             0       (35,037)          0
          332      5571           4,081          3,941             0        3,941             0          (140)          0
          333      5573          21,066          1,199             0        1,199             0       (19,867)          0
          334      5574           1,585            922             0          922             0          (663)          0
          335      5576           5,830          5,704         4,126        1,578             0          (125)          0
          336      5579          23,777              0             0            0             0       (23,777)          0
          337      5581           3,409          3,381            44        3,338             0           (27)          0
          338      5582           2,969            122           122            0             0        (2,847)        158
          339      5583           3,414          3,277         1,659        1,618             0          (137)          0
          340      5586           4,206          4,206         3,188        1,018             0              0          0
          341      5587           3,034          2,745         1,631        1,114             0          (289)          0
          342      5588           4,540          4,460         3,196        1,264             0           (80)          0
          343      5590          37,938          1,660             0        1,660             0       (36,278)          0
BA        344      5591           8,331          7,303         4,475        2,828             0        (1,028)          0
          345      5592           4,192          3,803             0        3,803             0          (388)          0
          346      5593           3,811          3,811         2,024        1,787             0              0          0
          347      5594           5,533          5,563         2,672        2,891             0             30          0
          348      5595           4,681          4,496           143        4,354             0          (184)          0
          349      5596          29,681          2,180             0        2,180             0       (27,501)          0
BA        350      5597           3,933          3,864         2,176        1,688             0           (69)          0
          351      5598          19,454          1,731             0        1,731             0       (17,724)          0
          352      5599           4,781          4,788             0        4,788             0              7          0
          353      5600           1,400          1,267           353          915             0          (133)          0
          354      5601           1,326          1,169             0        1,169             0          (157)          0
          355      5603           5,886          5,731         2,918        2,814             0          (155)          0
BA        356      5604           1,683          1,493           393        1,100             0          (190)          0
          357      5607           1,805          1,805           522        1,283             0              0          0
BA        358      5613           3,518          3,434         1,710        1,724             0           (84)          0
          359      5614           4,117          4,029         1,943        2,350         (263)           (88)          0
          360      5615           2,237          2,238           514        1,724             0              1          0
          361      5620           3,791          3,765         2,573        1,192             0           (26)          0
          362      5622           2,657          2,625             0        2,625             0           (32)          0
          363      5623           3,069          2,971             0        2,971             0           (98)          0
          364      5625           2,531          2,531             0        2,531             0              0          0
          365      5626           1,643          1,621           644          978             0           (22)          0
          366      5627          25,223              0             0            0             0       (25,223)          0
          367      5628           7,340          7,334         3,482        3,852             0            (6)          0
          368      5631           2,493          2,492             0        2,492             0            (1)          0
          369      5632           1,569          1,444             0        1,444             0          (125)          0
          370      5635           2,658          2,169             0        2,169             0          (489)          0
          371      5637           1,866          1,866           477        1,389             0              0          0
          372      5639           3,788          3,521         1,355        2,165             0          (267)          0
          373      5641           2,220          2,220             0        2,220             0              0          0
          374      5643           3,753          3,586             0        3,586             0          (167)          0
          375      5644          12,931              0             0            0             0       (12,931)          0
          376      5646           3,029          2,964         1,132        1,832             0           (65)          0
          377      5647             922            685             0          685             0          (237)          0
          378      5649           2,055          1,836             0        1,836             0          (219)          0
BA        379      5650           3,591          2,904         1,029        2,735         (860)          (687)          0
          380      5652           3,382          2,981             0        2,981             0          (401)          0
          381      5657           2,660          2,233         1,449          783             0          (427)          0
          382      5659           4,831          4,767         1,465        3,302             0           (64)          0
          383      5664           8,811          8,732         5,881        2,851             0           (79)          0
          384      5667           3,037          3,037             0        3,037             0              0          0
BA        385      5675           1,441          1,237             0        1,237             0          (204)          0
          386      5679           7,021          6,908         2,637        4,271             0          (113)          0
          387      5680           4,776          4,696         3,682        1,014             0           (80)          0
          388      5681           2,188          2,188         2,188            0             0              0          0
          389      5684             751          1,531             0        1,531             0            780          0
BA        390      5685           3,472          2,693             0        2,693             0          (779)          0
          391      5687           3,135          2,772             0        2,772             0          (363)          0
          392      5688           5,312          5,247         3,189        2,058             0           (65)          0
          393      5690           5,578          5,573         2,856        2,717             0            (5)          0
          394      5696           7,610              0             0            0             0        (7,610)          0
          395      5698           3,104          2,907         1,060        1,847             0          (197)          0
BA        396      5708           2,455          2,041           324        1,717             0          (414)          0
          397      5710           7,825          7,626         1,591        6,035             0          (200)          0
          398      5713           2,433          2,378           589        1,789             0           (55)          0
          399      5720           1,240          1,286             0        1,286             0             46          0
          400      5724           2,048          1,988             0        1,988             0           (61)          0
          401      5725           4,514          3,593             0        3,593             0          (921)          0
          402      5726           3,754          3,372             0        3,372             0          (382)          0
          403      5727          11,293            782             0          782             0       (10,510)          0
BA        404      5730           1,598          1,408             0        1,408             0          (190)          0
          405      5736           8,535          8,280         5,932        2,349             0          (255)          0
          406      5737           5,265          5,257         3,997        1,260             0            (8)          0
          407      5741          10,376              0             0            0             0       (10,376)          0
          408      5745           2,352          2,352           872        1,480             0            (0)          0
          409      5746           6,633          6,418         5,124        1,294             0          (215)          0
          410      5747           5,063          5,063         1,024        4,040             0              0          0
          411      5751           3,550          3,410         1,401        2,009             0          (140)          0
          412      5756          18,854          1,376             0        1,376             0       (17,478)          0
          413      5757           1,484          1,484             0        1,484             0              0          0
          414      5761           3,983          3,983         3,231          752             0              0          0
          415      5762          23,423              0             0            0             0       (23,423)          0
          416      5767           1,568          1,493             0          594           899           (75)          0
          417      5773           4,233          4,147             0        4,147             0           (87)          0
          418      5774           3,143          3,016           581        2,435             0          (127)          0
          419      5776           3,823          3,767         1,914        1,852             0           (57)          0
          420      5777           3,017          2,854             0        2,854             0          (163)          0
          421      5779           2,408          2,398             0        2,398             0           (10)          0
          422      5780           7,665          7,623         3,678        3,945             0           (41)          0
          423      5782           2,224          2,074      (11,201)       13,275             0          (150)          0
          424      5784           4,358          4,118         2,075        2,043             0          (240)          0
          425      5786           5,497          5,474         1,506        3,969             0           (23)          0
          426      5787           3,616          2,798             0        2,798             0          (818)          0
          427      5788           8,577          8,559             0        8,559             0           (18)          0
BA        428      5789           7,804          7,695         3,558        4,137             0          (110)          0
BA        429      5790           2,503          1,893           931        1,414         (452)          (611)          0
          430      5793           4,523          2,896         1,290        1,059           547        (1,627)          0
          431      5794           8,400          8,247         4,849        3,398             0          (152)          0
          432      5796           5,213          5,014             0        5,014             0          (198)          0
          433      5798          35,429          4,086             0        4,086             0       (31,343)          0
          434      5799           1,997          1,984             0        1,984             0           (14)          0
          435      5801           4,020          4,219         2,746        1,473             0            199          0
          436      5804           3,203          3,023             0        3,023             0          (180)          0
          437      5805           2,087          1,996           803        1,193             0           (91)          0
          438      5807           5,639          5,639         2,680        2,959             0              0          0
          439      5809           4,262          4,262         3,610          652             0              0          0
          440      5814           2,672          2,564         1,351        1,212             0          (108)          0
          441      5815           2,373          2,378             0        2,378             0              5          0
BA        442      5816           4,418          3,612           913        2,700             0          (806)          0
          443      5818          10,513          9,240         7,378        1,862             0        (1,273)          0
BA        444      5819           (719)          (444)       (1,813)        1,369             0            275          0
          445      5821           3,065          2,960           473        2,486             0          (106)          0
          446      5822           4,627          4,533         3,763          770             0           (94)          0
          447      5828           1,267          1,167             0        1,167             0          (100)          0
          448      5829           1,405          1,405             0        1,405             0              0          0
          449      5833           5,638          5,638             0        5,638             0              0          0
          450      5835           8,337          8,338         7,503          835             0              1          0
          451      5837           3,321          2,252           267        1,985             0        (1,069)          0
          452      5838           2,023          1,835           611        1,225             0          (187)          0
          453      5839           9,617          9,592         8,507        1,085             0           (25)          0
          454      5845           7,202          7,202         4,868        2,334             0              0          0
BA        455      5848           5,101          5,101         4,624          477             0            (0)          0
          456      5852           6,250          4,842         2,857        1,985             0        (1,408)          0
BA        457      5853           2,828          2,734         1,344        1,390             0           (94)          0
          458      5854           2,622          2,422             0        2,422             0          (200)          0
BA        459      5857           5,104          4,836         2,853        1,983             0          (268)          0
          460      5858           1,723          1,723           402        1,322             0              0          0
          461      5859           4,106          3,873         1,556        2,317             0          (233)          0
BA        462      5863           7,692          7,451         5,873        1,578             0          (242)          0
          463      5865           5,692          5,468         3,763        1,705             0          (224)          0
BA        464      5871           5,277          5,212         1,140        4,072             0           (65)          0
          465      5873           2,757          2,757         1,377        1,380             0              0          0
          466      5875           4,635          4,635         2,307        2,328             0              0          0
          467      5877           1,029            965             0          965             0           (64)          0
          468      5879           4,434          2,927           903        2,024             0        (1,507)          0
          469      5880           1,659          1,418         (279)        1,698             0          (241)          0
          470      5881          11,748          1,067             0        1,067             0       (10,681)          0
          471      5884           1,171          1,171             0        1,171             0              0          0
          472      5887           7,734          7,714         4,693        3,021             0           (20)          0
          473      5888           3,627          3,014             0        3,014             0          (613)          0
          474      5891           3,054          3,052         2,001        1,052             0            (2)          0
          475      5892           2,960          2,604         1,447        1,157             0          (355)          0
          476      5893           5,625          4,877         1,201        3,676             0          (748)          0
          477      5895           5,089          5,069         1,826        3,243             0           (20)          0
          478      5896          33,429          2,129             0        2,129             0       (31,300)          0
          479      5899          25,780              0             0            0             0       (25,780)          0
          480      3000        (34,478)          4,696         2,680        2,016             0         39,174          0
          481      3006       (232,514)         17,178        16,883            0           295        249,692          0
          482      3008       (378,556)         41,368         5,189       36,371         (192)        419,924          0
BA        483      3013       (167,334)         17,323         (545)       16,270         1,598        184,657          0
          484      3014       (196,957)       (18,879)      (11,528)            0       (7,351)        178,079          0
          485      3015        (30,754)         28,309        12,635        8,212         7,461         59,063          0
          486      3017       (447,535)         60,693        59,917          776             0        508,228          0

                              2,064,878      1,943,713       782,442    1,170,338       (9,067)      (121,165)        158



[TABLE CONTINUED -1]

                                       A,B,C     A          B         C
                                        TOTAL      ACT       CHECK      RET                             DUP               DUP
                EST SC PM   RETURNED   SERVICE   SERVICE     ORDER     CHECK      O/D               NON POSTED     NON POSTED
                REVERSING    CHECKS    CHARGES   CHARGES     FEES      FEES     CHARGES   ACT O/S    DEPOSITS        DEPOSITS
                 CC.5546    CC. 5557   CC.5546   CC.5546    CC.5546   CC.5546   CC.5570   CC.5577     CC.5577         CC.5578
                 -------    --------   -------   -------    -------   -------   -------   -------     -------         -------
            1         0       (45)      (50)          0      (50)         0         0          0           0             0
            2         0                    0          0         0         0         0          0           0             0
            3         0                    0          0         0         0         0          0           0             0
            4         0          0         0          0         0         0         0          0           0             0
            5         0          0         0          0         0         0      (75)          0           0             0
            6         0       (70)         0          0         0         0         0          0           0             0
            7         0    (2,173)     (119)      (119)         0         0         0          2           0             0
            8         0       (50)      (41)       (36)         0       (5)         0        (0)           0             0
            9         0      (245)       (8)        (8)         0         0         0          0           0             0
           10         0      (571)     (102)      (102)         0         0         0        (1)           0             0
           11         0      (100)      (86)       (86)         0         0      (90)        (0)           0             0
           12         0          0      (59)       (59)         0         0         0        (0)           0             0
           13         0      (123)      (12)          0         0      (12)         0         42           0             0
           14         0       (53)      (35)          0      (31)       (4)     (175)          5           0             0
           15         0          0         0          0         0         0         0       (73)           0             0
           16         0      (184)         0          0         0         0         0         10           0             0
           17         0      (319)         0          0         0         0         0       (50)           0             0
           18         0          0         0          0         0         0         0       (10)           0             0
           19         0          0         0          0         0         0         0      (104)           0             0
           20         0          0      (55)       (55)         0         0         0        (6)           0             0
           21         0          0      (41)       (41)         0         0         0         20           0       (2,909)
           22         0    (1,107)      (71)       (71)         0         0      (34)        (4)           0             0
           23         0      (239)         0          0         0         0         0          0           0             0
           24         0          0     (174)      (174)         0         0      (32)          0           0             0
           25         0          0         0          0         0         0         0          0           0             0
           26         0          0      (64)       (64)         0         0         0       (21)           0             0
           27         0          0         0          0         0         0         0          0           0             0
           28         0          0      (54)          0      (54)         0         0        300           0             0
           29         0      (140)         0          0         0         0      (30)          0           0             0
           30         0       (88)         0          0         0         0         0          0           0             0
BA         31         0      (252)         0          0         0         0         0          0           0             0
BA         32         0      (100)         0          0         0         0         0        (0)           0             0
BA         33         0          0     (513)      (513)         0         0      (64)        211           0             0
BA         34         0          0      (15)       (15)         0         0      (25)       (76)           0             0
           35         0          0     (104)      (104)         0         0         0          0           0             0
           36         0          0     (111)      (111)         0         0         0          0           0             0
           37         0      (397)     (114)      (114)         0         0         0          0           0             0
           38         0          0         0          0         0         0         0       (10)           0             0
           39         0       (86)         0          0         0         0         0         30           0             0
           40         0          0      (46)       (46)         0         0         0       (53)           0             0
           41         0       (40)         0          0         0         0         0         10           0             0
           42         0      (124)     (115)      (115)         0         0         0          0           0             0
           43         0          0      (81)       (81)         0         0         0          0           0             0
           44         0      (214)      (78)       (78)         0         0         0        (0)           0             0
           45         0          0         0          0         0         0         0          0           0             0
           46         0       (87)      (95)          0      (95)         0         0          2           0             0
BA         47         0      (157)      (50)       (50)         0         0         0        (0)           0             0
           48         0          0         0          0         0         0         0       (22)           0             0
           49         0      (208)      (76)       (76)         0         0         0          0           0             0
           50         0          0         0          0         0         0         0        (1)           0             0
           51         0          0         0          0         0         0         0          0           0             0
           52         0       (70)       (9)          0         0       (9)      (25)          1           0             0
           53         0          0         0          0         0         0         0          0           0             0
           54         0          0         0          0         0         0         0          0           0             0
           55         0       (60)      (84)       (84)         0         0         0          0           0       (1,528)
           56         0      (555)         0          0         0         0         0        (0)           0             0
BA         57         0          0         0          0         0         0         0          0           0             0
BA         58         0          0         0          0         0         0         0       (65)           0             0
           59         0      (107)         0          0         0         0         0          0           0             0
           60         0          0     (111)      (111)         0         0         0       (25)           0             0
           61         0          0         0          0         0         0         0        (5)           0             0
           62         0          0         0          0         0         0         0          0           0             0
           63         0          0         0          0         0         0         0        (0)           0             0
           64         0    (1,852)     (108)      (108)         0         0         0          0           0             0
           65         0          0         0          0         0         0         0          0           0             0
           66         0          0         0          0         0         0         0          0           0             0
BA         67         0          0     (166)      (166)         0         0         0          0           0             0
           68         0          0      (85)       (85)         0         0         0          0           0             0
           69         0          0         0          0         0         0         0         20           0             0
BA         70         0          0      (19)       (19)         0         0         0       (35)           0             0
           71         0      (127)         0          0         0         0         0         12           0             0
BA         72         0          0         0          0         0         0         0          0           0             0
           73         0      (611)      (93)       (93)         0         0     (102)        (0)           0             0
           74         0       (37)      (24)       (12)         0      (12)     (224)          0           0             0
           75         0          0     (193)      (193)         0         0         0          0           0             0
BA         76         0      (111)         0          0         0         0         0          0           0             0
           77         0       (46)         0          0         0         0         0       (20)           0             0
           78         0          0         0          0         0         0         0        (2)           0             0
           79         0      (428)      (22)       (22)         0         0         0          0           0             0
BA         80         0          0         0          0         0         0         0          0           0         1,507
BA         81         0          0         0          0         0         0         0        (0)           0             0
           82         0       (60)      (15)       (10)         0       (5)         0          0           0             0
BA         83         0       (73)       (2)          0         0       (2)         0          0           0             0
           84         0      (250)         0          0         0         0         0        (0)           0             0
BA         85         0      (283)       (6)          0         0       (6)         0          0           0             0
           86         0       (38)      (47)       (47)         0         0         0        (0)           0             0
BA         87         0       (61)      (45)       (45)         0         0         0          0           0             0
           88         0      (205)         0          0         0         0      (50)        (2)           0             0
           89         0       (89)       (3)          0         0       (3)         0          0           0             0
           90         0      (182)      (24)       (24)         0         0      (48)        (0)           0             0
BA         91         0          0      (27)       (27)         0         0         0        (1)           0             0
           92         0          0     (314)      (314)         0         0         0          0           0             0
BA         93         0          0         0          0         0         0         0          0           0             0
           94         0          0         0          0         0         0         0       (18)           0             0
BA         95         0          0         0          0         0         0         0          0           0             0
           96         0          0      (15)          0         0      (15)     (290)       (34)           0             0
           97         0       (39)         0          0         0         0         0         64       (309)             0
           98         0          0         0          0         0         0         0          0           0             0
BA         99         0          0         0          0         0         0         0          0           0             0
          100         0      (164)      (72)       (72)         0         0     (384)         11           0         (200)
          101         0          0         0          0         0         0         0          0           0             0
          102         0          0         0          0         0         0         0          0           0             0
          103         0          0      (63)       (63)         0         0         0          0           0             0
          104         0      (108)      (95)       (95)         0         0         0        (0)           0             0
          105         0      (536)         0          0         0         0         0        (0)           0             0
          106         0      (255)      (88)       (88)         0         0         0          1           0             0
          107         0          0         0          0         0         0         0          0           0             0
          108         0          0         0          0         0         0         0         69           0             0
          109         0      (100)         0          0         0         0         0       (18)           0             0
          110         0          0         0          0         0         0         0          0           0             0
          111         0          0      (81)       (81)         0         0     (408)        (4)           0             0
          112         0          0     (235)      (235)         0         0      (33)          0           0             0
          113         0          0         0          0         0         0         0          0           0             0
          114         0          0         0          0         0         0      (60)       (32)           0             0
          115         0      (132)      (47)       (47)         0         0      (30)          0           0             0
          116         0    (4,033)         0          0         0         0      (25)          0           0             0
          117         0          0         0          0         0         0         0          0           0             0
          118         0      (216)         0          0         0         0         0          0           0             0
          119         0          0         0          0         0         0         0          0           0             0
          120         0      (468)       (4)          0         0       (4)         0        (0)           0             0
          121         0      (752)         0          0         0         0         0        (0)           0             0
          122         0          0         0          0         0         0         0        (2)           0             0
          123         0          0      (78)       (78)         0         0      (72)          0           0             0
          124         0          0         0          0         0         0      (52)          0           0             0
          125         0       (21)      (58)       (58)         0         0      (32)          0           0             0
          126         0          0         0          0         0         0         0          1           0             0
          127         0    (3,398)         0          0         0         0         0        (1)           0             0
          128         0      (100)         0          0         0         0         0          0           0             0
          129         0       (44)       (6)          0         0       (6)         0         10           0             0
          130         0       (73)         0          0         0         0         0          7           0             0
          131         0      (107)         0          0         0         0         0        (0)           0             0
          132         0      (378)         0          0         0         0         0        (0)           0             0
          133         0      (131)         0          0         0         0         0        (2)           0             0
          134         0       (56)      (96)       (96)         0         0         0          0           0             0
          135         0      (145)         0          0         0         0         0          0           0             0
          136         0      (383)         0          0         0         0         0          0           0             0
          137         0       (83)         0          0         0         0         0          0           0             0
          138         0          0         0          0         0         0         0        (1)           0             0
          139         0      (178)         0          0         0         0         0        (1)           0             0
          140         0       (45)      (76)       (76)         0         0         0          0           0             0
          141         0          0     (116)      (116)         0         0         0        (1)           0             0
          142         0          0         0          0         0         0         0          0           0             0
          143         0          0         0          0         0         0         0          0           0             0
          144         0       (70)      (80)       (80)         0         0         0          0           0             0
          145         0      (450)      (42)       (33)         0       (9)     (150)          0           0             0
          146         0      (189)         0          0         0         0         0        (1)           0             0
          147         0       (36)         0          0         0         0         0        (1)           0             0
          148         0          0         0          0         0         0         0        (0)           0             0
          149         0      (100)     (106)      (106)         0         0         0          1           0             0
          150         0      (528)         0          0         0         0         0         10           0             0
          151         0          0      (92)       (92)         0         0         0        (1)           0             0
          152         0      (332)     (101)      (101)         0         0      (32)       (52)           0             0
          153         0          0         0          0         0         0         0          0           0             0
          154         0          0         0          0         0         0         0          0           0             0
          155         0      (108)      (50)          0      (50)         0         0          5           0             0
          156         0      (200)      (76)       (76)         0         0         0          0           0             0
          157         0          0         0          0         0         0         0          0           0             0
          158         0      (228)      (60)       (60)         0         0      (72)          0           0             0
          159         0      (110)         0          0         0         0         0        (0)           0             0
BA        160         0          0      (91)       (91)         0         0         0          0           0             0
          161         0       (50)      (87)       (87)         0         0         0          0           0             0
          162         0       (18)       (3)          0         0       (3)         0         40           0           448
          163         0      (441)         0          0         0         0      (30)          0           0             0
          164         0          0         0          0         0         0         0       (28)           0             0
BA        165         0       (10)      (24)       (24)         0         0         0          0           0             0
BA        166         0          0     (107)      (107)         0         0         0        221           0             0
          167         0          0         0          0         0         0         0          0           0             0
          168         0          0      (73)       (73)         0         0         0          0           0             0
          169         0      (705)         0          0         0         0         0          1           0             0
          170         0      (285)         0          0         0         0         0         57           0             0
          171         0    (1,281)     (141)      (141)         0         0         0          0           0             0
          172         0       (82)       (5)          0         0       (5)         0        326           0             0
          173         0          0         0          0         0         0         0          6           0             0
          174         0          0      (66)       (66)         0         0         0          0           0             0
          175         0          0      (89)       (89)         0         0         0        (1)           0             0
          176         0      (341)     (138)      (138)         0         0         0        199           0             0
          177         0          0         0          0         0         0         0        (1)           0             0
          178         0          0         0          0         0         0         0          0           0             0
          179         0      (179)     (236)      (236)         0         0         0        (0)           0             0
          180         0      (111)      (97)       (97)         0         0         0          0           0             0
          181         0    (1,228)       (9)          0         0       (9)         0          0           0             0
          182         0          0         0          0         0         0         0          0           0             0
          183         0      (177)         0          0         0         0         0          0           0             0
          184         0          0         0          0         0         0         0          0           0             0
          185         0       (75)         0          0         0         0         0        (1)           0             0
          186         0      (119)      (52)       (52)         0         0         0          0           0             0
          187         0          0         0          0         0         0         0          0           0             0
          188         0       (19)       (5)          0         0       (5)      (30)          0           0             0
          189         0          0      (19)       (19)         0         0         0          0           0             0
          190         0          0         0          0         0         0         0       (35)           0             0
          191         0      (273)         0          0         0         0         0          0           0             0
          192         0       (61)         0          0         0         0         0          0           0             0
          193         0          0      (89)       (89)         0         0     (238)          0           0             0
          194         0          0         0          0         0         0         0          0           0             0
          195         0          0         0          0         0         0         0          0           0             0
          196         0          0         0          0         0         0         0          0           0             0
BA        197         0      (433)     (133)      (133)         0         0         0          0           0             0
          198         0      (264)         0          0         0         0         0          0           0             0
BA        199         0       (90)      (94)       (94)         0         0     (374)          0           0             0
BA        200         0          0         0          0         0         0         0        (1)           0             0
BA        201         0          0         0          0         0         0         0          0           0             0
          202         0          0      (78)       (78)         0         0         0          0           0             0
          203         0          0         0          0         0         0         0          0           0             0
          204         0          0      (87)       (87)         0         0         0       (29)           0             0
BA        205         0       (32)       (5)          0         0       (5)         0          0           0             0
          206         0      (240)         0          0         0         0         0          1           0             0
          207         0      (384)      (92)       (92)         0         0         0          0           0             0
BA        208         0          0      (85)          0      (85)         0         0       (30)           0             0
          209         0      (145)      (79)       (79)         0         0         0          0           0             0
BA        210         0          0         0          0         0         0         0          0           0             0
          211         0       (40)         0          0         0         0         0          5           0             0
          212         0          0         0          0         0         0         0          0           0             0
          213         0          0      (46)       (46)         0         0      (65)        (0)           0             0
          214         0          0      (48)       (48)         0         0         0        (3)           0             0
BA        215         0       (95)         0          0         0         0      (20)          0           0             0
          216         0          0         0          0         0         0         0          0           0             0
          217         0          0      (82)       (82)         0         0         0         15           0             0
          218         0          0         0          0         0         0         0          0           0             0
          219         0          0         0          0         0         0         0          0           0             0
          220         0      (100)     (100)      (100)         0         0     (238)          0           0             0
          221         0    (1,643)         0          0         0         0         0         84           0             0
          222         0          0         0          0         0         0         0          0           0             0
BA        223         0      (248)         0          0         0         0         0          0           0             0
          224         0       (70)       (3)          0         0       (3)         0        183           0             0
BA        225         0      (401)         0          0         0         0         0          0           0             0
          226         0          0         0          0         0         0         0          0           0             0
          227         0      (129)      (76)       (76)         0         0      (33)          0           0             0
BA        228         0          0      (91)       (91)         0         0         0          0           0             0
          229         0      (212)         0          0         0         0         0        (5)           0             0
BA        230         0      (271)     (117)      (117)         0         0     (272)          1           0             0
BA        231         0          0         0          0         0         0         0          0           0             0
BA        232         0          0     (125)      (125)         0         0      (68)      (108)           0             0
          233         0          0         0          0         0         0         0        (1)           0             0
          234         0       (92)     (117)      (117)         0         0         0          0           0             0
          235         0          0     (124)      (124)         0         0      (34)        (1)           0             0
          236         0      (112)      (10)          0         0      (10)      (30)          0           0             0
          237         0          0         0          0         0         0         0        (0)           0             0
          238         0      (137)       (4)          0         0       (4)         0          0           0             0
BA        239         0      (448)      (68)       (68)         0         0         0         22           0             0
          240         0    (3,319)         0          0         0         0         0          1           0             0
          241         0          0     (130)      (130)         0         0         0          8           0             0
          242         0      (333)         0          0         0         0         0          0           0             0
          243         0          0         0          0         0         0         0          0           0             0
          244         0          0         0          0         0         0         0         41           0             0
          245         0      (266)         0          0         0         0         0          0           0             0
          246         0      (234)         0          0         0         0         0         22           0             0
          247         0          0         0          0         0         0         0          0           0             0
          248         0       (30)         0          0         0         0         0        (0)           0             0
          249         0          0     (109)      (109)         0         0     (442)          0           0             0
BA        250         0      (100)         0          0         0         0         0          0           0             0
          251         0       (54)       (5)          0         0       (5)         0          0           0             0
          252         0          0         0          0         0         0         0          0           0             0
          253         0          0         0          0         0         0         0          0           0             0
          254         0          0         0          0         0         0         0       (21)           0             0
          255         0          0         0          0         0         0      (30)          0           0             0
BA        256         0      (443)         0          0         0         0         0          1           0             0
          257         0      (389)         0          0         0         0         0          0           0             0
          258         0      (766)      (13)          0         0      (13)      (25)       (25)       (747)             0
          259         0          0     (154)      (154)         0         0         0        (0)           0             0
          260         0          0         0          0         0         0         0          0           0             0
          261         0          0         0          0         0         0         0          0           0             0
BA        262         0      (289)      (97)       (97)         0         0         0          1           0             0
          263         0          0      (89)       (89)         0         0         0          0           0             0
          264         0          0         0          0         0         0         0          0           0           219
          265         0          0         0          0         0         0         0          0           0             0
          266         0          0      (93)       (93)         0         0         0       (79)           0             0
          267         0      (200)         0          0         0         0         0          0           0             0
          268         0      (144)         0          0         0         0         0          0           0             0
          269         0          0         0          0         0         0         0       (15)           0             0
BA        270         0          0         0          0         0         0         0          0           0             0
          271         0      (344)      (49)       (49)         0         0         0          0           0         (100)
          272         0          0      (60)       (60)         0         0         0        (1)           0             0
          273         0       (93)         0          0         0         0         0          0           0             0
          274         0          0         0          0         0         0         0          0           0             0
          275         0          0      (85)       (85)         0         0         0          0           0             0
          276         0          0         0          0         0         0         0       (20)           0             0
          277         0          0         0          0         0         0         0          0           0             0
BA        278         0          0         0          0         0         0         0         15           0             0
          279         0       (99)     (100)      (100)         0         0         0          0           0             0
          280         0          0         0          0         0         0         0          0           0             0
          281         0      (364)         0          0         0         0         0        (0)           0             0
          282         0       (33)         0          0         0         0         0          0           0             0
          283         0      (418)         0          0         0         0         0        (0)           0         (200)
          284         0          0      (77)       (77)         0         0         0        (5)           0             0
BA        285         0          0         0          0         0         0         0          0           0             0
          286         0          0         0          0         0         0         0          0           0             0
BA        287         0          0       (5)          0         0       (5)      (36)        131           0             0
          288         0          0     (101)      (101)         0         0         0          0           0             0
          289         0      (585)         0          0         0         0         0         70           0             0
          290         0          0         0          0         0         0         0          0           0             0
          291         0          0      (96)       (96)         0         0         0          0           0             0
          292         0       (50)     (145)      (145)         0         0         0          3           0             0
          293         0      (132)         0          0         0         0         0       (10)           0             0
          294         0      (532)     (115)      (115)         0         0         0        (1)           0             0
          295         0          0         0          0         0         0         0          0           0             0
          296         0          0         0          0         0         0         0          0           0             0
          297         0      (160)      (43)       (43)         0         0         0          0           0             0
BA        298         0          0         0          0         0         0      (28)          0           0             0
          299         0      (356)      (10)          0         0      (10)         0          0           0             0
          300         0      (321)      (38)       (33)         0       (5)         0        (2)           0             0
          301         0          0     (105)      (105)         0         0         0        (0)           0             0
          302         0      (200)         0          0         0         0         0          0           0             0
          303         0          0         0          0         0         0         0          0           0             0
          304         0          0      (80)          0      (80)         0         0          0        (20)         (135)
          305         0          0      (28)       (28)         0         0         0          1           0             0
          306         0      (210)         0          0         0         0      (27)          0           0             0
          307         0          0         0          0         0         0         0          0           0             0
          308         0       (70)         0          0         0         0         0          0           0             0
          309         0       (80)     (115)      (115)         0         0         0          0           0             0
          310         0      (327)     (108)      (108)         0         0         0          0           0             0
          311         0          0         0          0         0         0         0          0           0             0
BA        312         0      (480)     (114)      (114)         0         0         0          0           0         (160)
BA        313         0          0         0          0         0         0         0          0           0             0
          314         0      (100)     (107)      (107)         0         0         0        100           0             0
BA        315         0       (36)      (30)       (30)         0         0         0       (45)           0             0
          316         0      (199)     (103)       (91)         0      (12)         0          0           0             0
          317         0          0         0          0         0         0         0          0           0             0
BA        318         0      (201)         0          0         0         0         0          0           0             0
          319         0      (112)      (97)       (97)         0         0         0        (0)           0             0
BA        320         0      (191)         0          0         0         0         0          0           0             0
          321         0          0     (134)      (134)         0         0         0          0           0             0
          322         0      (885)     (170)      (170)         0         0         0          5           0             0
          323         0       (30)     (174)      (174)         0         0         0        (2)           0             0
          324         0          0     (250)      (250)         0         0         0          0           0             0
          325         0          0     (133)      (133)         0         0      (34)          0           0             0
          326         0          0      (45)       (45)         0         0         0          0           0             0
          327         0          0      (20)       (20)         0         0         0          0           0             0
          328         0          0         0          0         0         0         0          0           0             0
          329         0      (108)         0          0         0         0         0          0           0             0
          330         0          0         0          0         0         0         0          0           0             0
          331         0          0     (107)      (107)         0         0         0       (14)           0         (500)
          332         0      (140)         0          0         0         0         0          0           0             0
          333         0       (66)      (61)       (61)         0         0         0        (3)           0             0
          334         0       (38)         0          0         0         0         0       (45)           0         (579)
          335         0          0         0          0         0         0         0      (125)           0             0
          336         0          0         0          0         0         0         0          0           0             0
          337         0          0       (8)        (8)         0         0         0       (19)           0             0
          338        44          0      (58)       (58)         0         0      (26)          3           0             0
          339         0       (77)      (60)       (68)         0         8         0          0           0             0
          340         0          0         0          0         0         0         0          0           0             0
          341         0      (248)      (41)       (41)         0         0         0          0           0             0
          342         0          0      (80)       (80)         0         0         0          0           0             0
          343         0       (34)      (88)       (88)         0         0         0          0           0             0
BA        344         0      (910)      (88)          0         0      (88)         0       (30)           0             0
          345         0          0         0          0         0         0         0        (2)       (386)             0
          346         0          0         0          0         0         0         0          0           0             0
          347         0          0         0          0         0         0         0         30           0             0
          348         0          0     (153)      (153)         0         0      (31)          0           0             0
          349         0      (107)     (118)      (118)         0         0         0         30           0             0
BA        350         0          0      (69)       (69)         0         0         0        (0)           0             0
          351         0          0      (74)       (74)         0         0         0          3           0             0
          352         0          0         0          0         0         0         0          7           0             0
          353         0       (87)      (46)       (46)         0         0         0          0           0             0
          354         0      (158)         0          0         0         0         0          0           0             0
          355         0       (50)      (95)       (95)         0         0         0       (10)           0             0
BA        356         0          0         0          0         0         0         0      (190)           0             0
          357         0          0         0          0         0         0         0          0           0             0
BA        358         0          0      (85)       (85)         0         0         0          1           0             0
          359         0       (65)         0          0         0         0         0       (23)           0             0
          360         0          0         0          0         0         0         0          1           0             0
          361         0          0      (26)       (26)         0         0         0          0           0             0
          362         0       (32)         0          0         0         0         0          0           0             0
          363         0       (98)         0          0         0         0         0          0           0             0
          364         0          0         0          0         0         0         0          0           0             0
          365         0       (20)       (2)          0         0       (2)         0          0           0             0
          366         0          0         0          0         0         0         0          0           0             0
          367         0          0         0          0         0         0         0        (6)           0             0
          368         0          0         0          0         0         0         0        (1)           0             0
          369         0          0         0          0         0         0         0      (125)           0             0
          370         0      (486)         0          0         0         0         0        (3)           0             0
          371         0          0         0          0         0         0         0          0           0             0
          372         0      (217)      (23)       (23)         0         0      (27)          0           0             0
          373         0          0         0          0         0         0         0          0           0             0
          374         0      (167)         0          0         0         0         0          0           0             0
          375         0          0         0          0         0         0         0          0           0             0
          376         0          0      (64)       (64)         0         0         0        (0)           0             0
          377         0      (237)         0          0         0         0         0          0           0             0
          378         0          0         0          0         0         0         0        (8)           0         (211)
BA        379         0          0      (11)       (11)         0         0         0      (676)           0             0
          380         0      (400)         0          0         0         0         0        (1)           0             0
          381         0      (328)     (104)      (104)         0         0         0          5           0             0
          382         0       (64)         0          0         0         0         0        (0)           0             0
          383         0       (50)         0          0         0         0      (29)          0           0             0
          384         0          0         0          0         0         0         0          0           0             0
BA        385         0      (200)         0          0         0         0         0        (4)           0             0
          386         0      (110)       (3)          0         0       (3)         0          0           0             0
          387         0          0      (19)       (19)         0         0         0       (61)           0             0
          388         0          0         0          0         0         0         0          0           0             0
          389         0          0         0          0         0         0         0          0           0             0
BA        390         0          0         0          0         0         0         0          1           0             0
          391         0      (317)         0          0         0         0         0       (45)           0             0
          392         0       (50)      (16)       (16)         0         0         0          1           0             0
          393         0          0         0          0         0         0         0        (5)           0             0
          394         0          0         0          0         0         0         0          0           0             0
          395         0       (36)     (161)      (161)         0         0         0          0           0             0
BA        396         0      (414)         0          0         0         0         0          0           0             0
          397         0      (198)       (2)          0         0       (2)         0          0           0             0
          398         0          0      (11)       (11)         0         0         0       (44)           0             0
          399         0          0         0          0         0         0         0         46           0             0
          400         0          0         0          0         0         0         0       (61)           0             0
          401         0      (150)         0          0         0         0         0       (36)           0         (735)
          402         0          0         0          0         0         0         0       (82)           0         (300)
          403         0       (21)      (59)       (59)         0         0         0          0           0             0
BA        404         0      (190)         0          0         0         0         0          0           0             0
          405         0      (200)      (55)       (55)         0         0         0          0           0             0
          406         0          0       (8)          0         0       (8)         0          0           0             0
          407         0          0         0          0         0         0         0          0           0             0
          408         0          0         0          0         0         0         0        (0)           0             0
          409         0       (67)         0          0         0         0      (50)       (99)           0             0
          410         0          0         0          0         0         0         0          0           0             0
          411         0       (36)     (104)      (104)         0         0         0          1           0             0
          412         0          0      (64)       (64)         0         0         0         41           0             0
          413         0          0         0          0         0         0         0          0           0             0
          414         0          0         0          0         0         0         0          0           0             0
          415         0          0         0          0         0         0         0          0           0             0
          416         0       (75)         0          0         0         0         0          0           0             0
          417         0       (87)         0          0         0         0         0          0           0             0
          418         0          0      (87)       (87)         0         0         0       (40)           0             0
          419         0          0      (57)       (57)         0         0         0          0           0             0
          420         0      (163)         0          0         0         0         0        (0)           0             0
          421         0          0         0          0         0         0         0       (10)           0             0
          422         0       (41)         0          0         0         0         0          0           0             0
          423         0       (50)     (376)      (376)         0         0      (36)         65           0           248
          424         0      (160)      (75)       (75)         0         0         0        (5)           0             0
          425         0          0         0          0         0         0      (23)          0           0             0
          426         0      (819)         0          0         0         0         0          1           0             0
          427         0          0         0          0         0         0         0       (18)           0             0
BA        428         0      (106)       (4)          0         0       (4)         0          0           0             0
BA        429         0      (547)         0          0         0         0      (26)       (37)           0             0
          430         0    (1,627)         0          0         0         0         0          0           0             0
          431         0          0     (153)      (153)         0         0         0          0           0             0
          432         0      (198)         0          0         0         0         0        (0)           0             0
          433         0          0     (109)      (109)         0         0         0        (0)           0             0
          434         0       (14)         0          0         0         0         0          0           0             0
          435         0          0         0          0         0         0         0          0           0           199
          436         0      (180)         0          0         0         0         0          0           0             0
          437         0          0      (87)       (87)         0         0         0        (4)           0             0
          438         0          0         0          0         0         0         0          0           0             0
          439         0          0         0          0         0         0         0          0           0             0
          440         0          0      (88)       (88)         0         0         0       (20)           0             0
          441         0          0         0          0         0         0         0          5           0             0
BA        442         0      (697)     (109)      (109)         0         0         0          0           0             0
          443         0          0         0          0         0         0         0         56     (1,329)             0
BA        444         0          0      (15)       (15)         0         0     (350)          0           0             0
          445         0          0     (106)      (106)         0         0         0          0           0             0
          446         0          0      (94)       (94)         0         0         0          0           0             0
          447         0      (100)         0          0         0         0         0          0           0             0
          448         0          0         0          0         0         0         0          0           0             0
          449         0          0         0          0         0         0         0          0           0             0
          450         0          0         0          0         0         0         0          1           0           721
          451         0      (667)      (30)          0         0      (30)     (372)          0           0             0
          452         0      (100)      (87)       (87)         0         0         0          0           0             0
          453         0          0         0          0         0         0      (25)          0           0             0
          454         0          0         0          0         0         0         0          0           0             0
BA        455         0          0         0          0         0         0         0        (0)           0             0
          456         0    (1,393)         0          0         0         0         0       (16)           0             0
BA        457         0          0      (99)       (99)         0         0         0          5           0             0
          458         0          0         0          0         0         0         0        (0)           0         (200)
BA        459         0      (250)      (18)       (18)         0         0         0          0           0             0
          460         0          0         0          0         0         0         0          0           0             0
          461         0      (236)         0          0         0         0         0          3           0             0
BA        462         0          0      (73)       (73)         0         0      (29)      (140)           0             0
          463         0      (150)      (74)       (74)         0         0         0          0           0             0
BA        464         0       (56)       (9)          0         0       (9)         0          0           0             0
          465         0          0         0          0         0         0         0          0           0             0
          466         0          0         0          0         0         0         0          0           0             0
          467         0       (29)         0          0         0         0         0       (35)           0             0
          468         0          0      (45)       (45)         0         0         0       (32)           0       (1,430)
          469         0          0     (101)      (101)         0         0      (68)          0           0             0
          470         0      (250)         0          0         0         0         0        (1)           0             0
          471         0          0         0          0         0         0         0          0           0             0
          472         0       (20)         0          0         0         0         0          0           0             0
          473         0      (418)         0          0         0         0         0      (196)           0             0
          474         0          0         0          0         0         0         0        (2)           0             0
          475         0      (320)      (35)       (35)         0         0         0          0           0             0
          476         0      (659)         0          0         0         0         0       (88)           0             0
          477         0          0         0          0         0         0         0       (20)           0             0
          478         0          0         0          0         0         0         0          0           0             0
          479         0          0         0          0         0         0         0          0           0             0
          480         0      (448)     (241)      (241)         0         0         0        (7)           0             0
          481         0      (175)   (1,049)    (1,049)         0         0         0          0           0             0
          482         0    (2,696)     (888)      (888)         0         0         0       (25)           0             0
BA        483         0    (1,706)     (824)      (824)         0         0         0      (314)           0             0
          484         0          0   (3,299)    (3,299)         0         0         0          0           0             0
          485         0          0     (339)      (339)         0         0         0        258           0             0
          486         0          0   (1,050)    (1,050)         0         0         0          0           0             0

                     44   (71,542)  (23,505)   (22,737)     (444)     (324)   (5,760)      (986)     (2,791)       (5,847)



[TABLE CONTINUED - 2]

                                                            CONSOL         ACH
                       KEY        STOLEN                     ACCT       TRANSFERS
                     ERRORS       MONIES        MISC       TRANSFERS    REVERSALS
                     CC.5578      CC.5577     Various       CC.1020      CC.1020     Bank Name
                     -------      -------     -------       -------      -------     ---------
            1               0         0               0           0           0   Bank Of America
            2               0         0               0           0           0   Bank Of America
            3               0         0               0           0           0   Bank Of America
            4               0         0               0           0           0   Bank Of America
            5               0         0               0           0           0   Citizens Bank and Trust of Jackson
            6               0         0               0           0           0   Bank Of America
            7               0         0               0           0           0   Hancock Bank
            8            (97)         0               0           0           0   Capital City Bank
            9               0         0               0           0           0   Citizens National Bank
           10               0         0               0    (20,022)           0   Bank Of Maysville
           11               0         0               0           0           0   Bank Of Maysville
           12               0         0               0           0           0   AmSouth Bank
           13               0         0               0           0           0   First Federal Savings Bank
           14               0         0               0           0           0   Spivey State Bank
           15              50         0               0           0           0   Bank Of America
           16               0         0               0           0           0   Bank Of America
           17               0         0               0           0           0   Bank Of America
           18               0         0               0           0           0   Bank Of America
           19               0         0               0           0           0   Bank Of America
           20               0         0               0           0           0   Bank of America
           21               0         0               0           0           0   Heritage Bank
           22               0         0               0           0           0   Branch Bank & Trust
           23               0         0               0           0           0   Eagle Bank & Trust/Park Avenue Bank
           24               0         0               0           0           0   Sun Trust Bank
           25               0         0               0           0           0   Bank Of America
           26               0         0               0           0           0   P N C Bank
           27               0         0               0           0           0   First National Bank & Trust
           28               0         0               0           0           0   Bank Of America
           29           (500)         0               0           0           0   First National Bank
           30               0         0               0           0           0   Bank of Upson
BA         31               0         0               0           0           0   Montgomery County Bank
BA         32               0         0               0           0           0   Bank Of America
BA         33               0         0               0           0           0   Sun Trust Bank
BA         34               0         0               0           0           0   Bank of Eastman
           35               0         0               0    (25,878)           0   Wachovia Bank
           36               0         0               0           0           0   Branch Bank & Trust
           37               0         0               0    (43,031)           0   Wachovia Bank
           38               0         0               0           0           0   Bank Of America
           39               0         0               0           0           0   Bank Of America
           40               0         0               0           0           0   First Citizens Bank (not linked to Master)
           41               0         0               0           0           0   Bank Of America
           42           (101)         0               0           0           0   Sun Trust Bank
           43               0         0               0           0           0   Sun Trust Bank
           44               0         0               0           0           0   Branch Bank & Trust
           45               0         0               0    (26,889)           0   US Bank
           46               0         0               0           0           0   Bank Of America
BA         47               0         0               0           0           0   Bank Of America
           48               0         0               0           0           0   Bank Of America
           49               0         0               0           0           0   AmSouth Bank
           50               0         0               0           0           0   Bank Of America
           51               0         0               0           0           0   Old National Bank
           52               0         0               0           0           0   International Bank of Commerce
           53               0         0               0    (39,774)           0   Regions Bank
           54               0         0               0           0           0   Bank Of America
           55               0         0               0    (23,450)           0   Wachovia Bank
           56               0         0               0           0           0   Bank Of America
BA         57               0         0               0           0           0   Bank Of America
BA         58               0      (20)               0           0           0   Bank Of America
           59               0         0               0           0           0   Bank Of America
           60               0         0               0           0           0   Sun Trust Bank
           61               0         0               0           0           0   Bank Of America
           62               0         0               0    (23,948)           0   Regions Bank
           63               0         0               0           0           0   Bank Of America
           64               0         0               0           0           0   Compass Bank
           65               0         0               0           0           0   Bank Of America
           66               0         0               0    (26,876)           0   First Citizens Bank
BA         67               0         0               0           0           0   Sun Trust Bank
           68               0         0               0           0           0   Capital City Bank
           69               0         0               0           0           0   Bank Of America
BA         70               0         0               0           0           0   Colonial Bank
           71               0         0               0           0           0   National City Bank
BA         72               0         0               0           0           0   Farmers Bank
           73               0         0               0           0           0   Branch Bank & Trust
           74               0         0               0           0           0   Wood Forest National Bank
           75               0     (869)               0           0           0   AmSouth Bank
BA         76               0         0               0           0           0   Bank Of America
           77             285         0               0           0           0   Citizen Bank
           78               0         0               0           0           0   LandMark Bank
           79               0         0               0           0           0   AmSouth Bank
BA         80               0         0               0           0           0   First State Financial
BA         81               0         0               0           0           0   Mutual Federal Savings Bank
           82             100         0               0           0           0   Peoples First
BA         83               0     (947)               0           0           0   Home Bank
           84               0         0               0           0           0   Bank Of America
BA         85               0         0               0           0           0   Fidelity Bank & Trust
           86               0         0               0           0           0   South Trust Bank
BA         87               0         0               0           0           0   South Trust Bank
           88               0         0               0           0           0   Metro Bank
           89               0      (73)               0           0           0   Iberia Bank
           90               0         0               0           0           0   Merchants & Marine Bank
BA         91               0         0               0           0           0   Weatherford National Bank
           92               0         0               0           0           0   Fifth Third Bank
BA         93               0         0               0    (17,135)           0   Regions Bank
           94               0         0               0           0           0   First State Bank
BA         95               0         0               0           0           0   Peoples Federal
           96               0         0               0           0           0   First Federal Savings Bank
           97               0         0               0           0           0   Bank Of America
           98               0         0               0           0           0   Bank Of America
BA         99           (121)         0               0           0           0   Bank Of America
          100               0         0               0           0           0   Central Carolina
          101               0         0               0    (21,199)           0   First Citizens Bank
          102               0         0               0    (24,816)           0   First Citizens Bank
          103               0     (653)               0           0           0   Central Carolina
          104               0         0               0    (17,501)           0   Wachovia Bank
          105               0         0               0           0           0   Bank Of America
          106               0         0               0    (30,738)           0   Wachovia Bank
          107               0         0               0           0           0   Bank of Stanly
          108             100         0               0           0           0   Bank Of America
          109               0         0               0           0           0   Bank Of America
          110               0         0               0           0           0   Bank Of America
          111               0         0               0           0           0   Branch Bank & Trust
          112               0         0               0           0           0   Fifth Third Bank
          113               0         0               0    (39,252)           0   First Citizens Bank
          114               0         0               0           0           0   South Central Bank
          115               0         0               0           0           0   Citizens Bank
          116               0         0               0           0           0   First National Bank
          117               0         0               0           0           0   Bank Of America
          118               0         0               0           0           0   Arvest Bank
          119               0     (784)         (1,179)           0           0   United Bank and Trust
          120               0         0               0           0           0   The First National Bank
          121               0         0               0           0           0   Bank Of America
          122            (69)         0               0           0           0   Texas Bank
          123               0         0               0           0           0   Compass Bank
          124               0         0               0           0           0   Peoples Bank
          125              62         0               0           0           0   Central Carolina
          126               0         0               0           0           0   Bank Of America
          127               0         0               0           0           0   Bank Of America
          128               0         0               0           0           0   Bank Of America
          129               0         0               0           0           0   Community State Bank
          130           (100)         0               0           0           0   Bank Of America
          131               0         0               0           0           0   Bank Of America
          132               0         0               0           0           0   Bank Of America
          133               0         0               0           0           0   Bank Of America
          134               0         0               0           0           0   Branch Bank & Trust
          135               0         0               0           0           0   Bank Of America
          136               0     (717)               0           0           0   Century Bank & Trust
          137               0         0               0           0           0   Bank Of America
          138               0         0               0           0           0   Bank Of America
          139               0         0               0           0           0   Bank Of America
          140               0         0               0    (15,070)           0   Wachovia Bank
          141               0         0               0           0           0   AmSouth Bank
          142               0         0           1,179           0           0   AmSouth Bank
          143               0         0               0    (13,818)           0   First Citizens Bank
          144               0         0               0    (20,613)           0   Wachovia Bank
          145               0         0               0           0           0   Nat'l Bank of Commerce
          146               0         0               0           0           0   Bank Of America
          147               0         0               0           0           0   Northwest Georgia Bank
          148             126         0               0           0           0   Bank Of America
          149             100         0               0           0           0   Compass Bank
          150               0         0               0           0           0   Bank Of America
          151               0         0               0           0           0   Fifth Third Bank
          152            (50)         0               0           0           0   AmSouth Bank
          153             580         0               0           0           0   Bank Of America
          154               0         0               0           0           0   Bank Of America
          155               0         0               0           0           0   Bank Of America
          156               0         0               0           0           0   Columbus Bank & Trust
          157               0         0               0    (41,886)           0   Bank One
          158               0         0               0           0           0   Compass Bank
          159           (100)      (13)               0           0           0   Bank Of America
BA        160               0         0               0    (19,635)           0   Wachovia Bank
          161               0         0               0           0           0   Hancock Bank
          162           (100)         0               0           0           0   Iberia Bank
          163               0         0               0           0           0   Trustmark National Bank
          164               0         0               0           0           0   Bank Of America
BA        165               0         0               0           0           0   First Citizens Bank(not affiliated with Master)
BA        166               0         0               0           0           0   Hancock Bank
          167               0         0               0           0           0   Citizens Union Bank
          168               0         0               0           0           0   South Trust Bank
          169               0         0               0           0           0   Bank Of America
          170           (232)         0               0           0           0   Bank Of America
          171               0         0               0           0           0   AmSouth Bank
          172               0         0               0           0           0   Peoples First
          173               0         0               0           0           0   Bank Of America
          174               0         0               0           0           0   AmSouth Bank
          175               0         0               0           0           0   Sun Trust Bank
          176               0         0               0           0           0   Bancorp South
          177               0         0               0    (41,645)           0   Bank One
          178               0         0               0           0           0   Bank Of America
          179               0         0               0           0           0   Hibernia
          180               0         0               0           0           0   AmSouth Bank
          181               0         0               0           0           0   Iberia Bank
          182               0         0               0    (30,404)           0   Regions Bank
          183               0         0               0           0           0   Bank Of America
          184               0         0               0    (46,848)           0   Regions Bank
          185               0         0               0           0           0   Bank Of America
          186               0         0               0           0           0   First National Bank
          187               0         0               0           0           0   Bank Of America
          188               0         0               0           0           0   First National Bank
          189               0         0               0           0           0   Hibernia National Bank
          190               0         0               0           0           0   Bank Of America
          191               0         0               0           0           0   Bank Of America
          192               0         0               0           0           0   Bank Of America
          193               0         0               0           0           0   Branch Bank & Trust
          194               0         0               0    (18,062)           0   First Citizens Bank
          195               0         0               0           0           0   Merchant & Farmers
          196               0         0               0    (24,044)           0   US Bank
BA        197               0         0               0           0           0   Fifth Third Bank
          198               0         0               0           0           0   Bank Of America
BA        199               0         0               0           0           0   Branch Bank & Trust
BA        200               0         0               0           0           0   Bank Of America
BA        201               0         0               0    (18,182)           0   Regions Bank
          202           (120)         0               0           0           0   Hancock Bank
          203               0         0               0    (25,540)           0   Regions Bank
          204               0         0               0           0           0   AmSouth Bank
BA        205               0         0               0           0           0   South Central Bank
          206               0         0               0           0           0   City Bank
          207               0         0               0           0           0   AmSouth Bank
BA        208               0         0               0           0           0   Bank Of America
          209               0         0               0           0           0   Branch Bank & Trust
BA        210               0         0               0    (23,028)           0   Bank One
          211               0         0               0           0           0   Bank Of America
          212               0         0               0    (23,101)           0   US Bank
          213               0         0               0           0           0   PNC Bank
          214               0         0               0           0           0   AmSouth Bank
BA        215               0         0               0           0           0   Farmers & Merchants
          216               0         0               0    (18,113)           0   First Citizens Bank
          217               0         0               0           0           0   Capital City Bank
          218               0         0               0           0           0   Bank Of America
          219               0         0               0           0           0   Bank Of America
          220               0         0               0           0           0   Branch Bank & Trust
          221               0         0               0           0           0   Bank Of America
          222               0         0               0           0           0   Bank Of America
BA        223               0         0               0           0           0   Bank Of America
          224               0         0               0           0           0   First National Bank
BA        225               0         0               0           0           0   Bank Of America
          226               0         0               0    (21,959)           0   Bank of Oklahoma
          227               0         0               0           0           0   Fifth Third Bank
BA        228               0         0               0           0           0   AmSouth Bank
          229               0         0               0    (17,248)           0   US Bank
BA        230               0         0               0           0           0   Branch Bank & Trust
BA        231               0         0               0    (23,310)           0   Regions Bank
BA        232           (250)         0               0           0         874   Branch Bank & Trust
          233               0         0               0           0       (874)   Bank Of America
          234               0         0               0    (28,953)           0   Wachovia Bank
          235               0         0               0           0           0   Branch Bank & Trust
          236               0         0               0           0           0   Provident Community Bank
          237               0         0               0    (23,344)           0   Bank One
          238               0         0               0           0           0   Peoples Southern Bank
BA        239               0         0               0           0           0   First American Bank
          240               0         0               0           0           0   Bank Of America
          241               0         0               0           0           0   United National Bank
          242               0         0               0           0           0   Bank Of America
          243               0         0               0    (26,452)           0   Regions Bank
          244               0         0               0           0           0   Bank Of America
          245               0         0               0           0           0   Eagle Bank & Trust/Park Avenue Bank
          246               0         0               0           0           0   Bank Of America
          247               0         0               0           0           0   Longview Bank Trust
          248               0         0               0           0           0   Bank Of America
          249               0         0               0           0           0   Branch Bank & Trust
BA        250               0         0               0           0           0   Bank Of America
          251               0         0               0           0           0   Peoples Bank
          252               0         0               0    (14,827)           0   Union Planters Bank
          253               0         0               0           0           0   Bank Of America
          254               0         0               0           0           0   St Michael's Bank
          255               0         0               0           0           0   Bank Of America
BA        256             390         0               0    (23,372)           0   Bank One
          257               0         0               0    (18,604)           0   US Bank
          258               0         0               0           0           0   Local Oklahoma Bank
          259               0         0               0           0           0   Fifth Third Bank
          260               0         0               0           0           0   Bank Of America
          261               0         0               0           0           0   RCB Bank
BA        262               0         0               0           0           0   Wilmington Trust
          263               0         0               0           0           0   Sun Trust Bank
          264               0         0               0           0           0   Bank of Glen Burnie
          265               0         0               0    (33,129)           0   Regions Bank
          266               0         0               0           0           0   Branch Bank & Trust
          267               0         0               0           0           0   Bank Of America
          268               0         0               0           0           0   Bank Of America
          269               0         0               0           0           0   Planters Bank & Trust Co
BA        270               0         0               0    (14,988)           0   First Citizens Bank
          271               0         0               0           0           0   First Midwest Bank
          272               0         0               0           0           0   First Citizens Bank(not linked to master)
          273               0         0               0           0           0   Bank Of America
          274               0         0               0    (17,912)           0   Bank Of Oklahoma
          275               0         0               0           0           0   National City Bank
          276               0         0               0           0           0   Bank Of America
          277               0         0               0           0           0   Bank Of America
BA        278               0         0               0           0           0   Citizens Bank
          279               0     (207)               0           0           0   Sun Trust Bank
          280               0         0               0    (20,993)           0   Bank One
          281               0         0               0           0           0   First National Bank
          282               0      (15)               0           0           0   Bank Of America
          283               0         0               0           0           0   Bank Of America
          284               0         0               0           0           0   Allfirst Bank
BA        285               0         0               0           0           0   Commercial Bank
          286               0         0               0           0           0   County Bank & Trust
BA        287               0         0               0           0           0   Carolina First Bank
          288               0         0               0           0           0   Sun Trust Bank
          289               0         0               0    (10,703)           0   US Bank
          290               0         0               0           0           0   Bank Of America
          291               0         0               0           0           0   Branch Bank & Trust
          292               0         0               0    (10,812)           0   Wachovia Bank
          293               0         0               0           0           0   Bank Of America
          294               0         0               0           0           0   Branch Bank & Trust
          295               0         0               0           0           0   Bank Of America
          296               0         0               0    (40,965)           0   Regions Bank
          297               0         0               0           0           0   Hibernia
BA        298               0         0               0           0           0   Home Bank
          299               0         0               0           0           0   Guaranty Bank
          300               0         0               0           0           0   Main Street Bank
          301               0         0               0    (29,677)           0   Wachovia Bank
          302               0         0               0           0           0   Planters First
          303               0         0               0    (27,100)           0   Bank One/ Kentucky
          304               0         0               0           0           0   Bank Of America
          305               0         0               0           0           0   Bank of Cleveland
          306               0   (1,112)               0    (49,548)           0   Bank One
          307               0         0               0    (25,776)           0   Regions Bank
          308               0         0               0           0           0   Bank Of America
          309               0         0               0    (29,509)           0   Wachovia Bank
          310               0         0               0           0           0   AmSouth Bank
          311               0         0               0    (19,058)           0   US Bank
BA        312               0         0               0           0           0   Sun Trust Bank
BA        313               0         0               0           0           0   First National Bank
          314               0         0               0           0           0   Branch Bank & Trust
BA        315               0         0               0           0           0   Citizens State Bank
          316               0         0               0           0           0   Bancorp South
          317               0         0               0           0           0   Citizens Bank
BA        318               0         0               0           0           0   Bank Of America
          319               0         0               0           0           0   Branch Bank & Trust
BA        320               0         0               0           0           0   Bank Of America
          321               0         0               0           0           0   Branch Bank & Trust
          322               0         0               0           0           0   Sun Trust Bank
          323               0         0               0           0           0   Sun Trust Bank
          324               0         0               0           0           0   Branch Bank & Trust
          325               0         0               0           0           0   Branch Bank & Trust
          326               0         0               0           0           0   Mountain Heritage
          327               0         0               0           0           0   Community Trust Bank
          328               0         0               0           0           0   Franklin Community Bank
          329               0         0               0           0           0   Bank Of America
          330               0         0               0           0           0   Bank Of America
          331               0         0               0    (34,417)           0   Wachovia Bank
          332               0         0               0           0           0   Bank Of America
          333               0         0               0    (19,737)           0   Wachovia Bank
          334               0         0               0           0           0   Bank Of America
          335               0         0               0           0           0   Grand Bank of Texas
          336               0         0               0    (23,777)           0   Union Planters Bank
          337               0         0               0           0           0   People's Community Bank
          338               0   (2,969)               0           0           0   Hancock Bank
          339               0         0               0           0           0   Farmers & Merchants Bank and Trust
          340               0         0               0           0           0   Bank of Dickson
          341               0         0               0           0           0   Colonial Bank
          342               0         0               0           0           0   Sun Trust Bank
          343               0         0               0    (36,156)           0   Wachovia Bank
BA        344               0         0               0           0           0   Commercial Bank & Trust
          345               0         0               0           0           0   Bank Of America
          346               0         0               0           0           0   City National Bank
          347               0         0               0           0           0   First Community Bank
          348               0         0               0           0           0   United National Bank
          349               0         0               0    (27,306)           0   Wachovia Bank
BA        350               0         0               0           0           0   Capital City Bank
          351               0         0               0    (17,652)           0   Wachovia Bank
          352               0         0               0           0           0   Bank Of America
          353               0         0               0           0           0   AmSouth Bank
          354               0         0               0           0           0   Bank Of America
          355               0         0               0           0           0   Sun Trust Bank
BA        356               0         0               0           0           0   Colonial Bank
          357               0         0               0           0           0   Citizens National
BA        358               0         0               0           0           0   Hibernia
          359               0         0               0           0           0   Citizens Bank
          360               0         0               0           0           0   Highlands Communty Bank
          361               0         0               0           0           0   Bank of York
          362               0         0               0           0           0   Bank Of America
          363               0         0               0           0           0   Bank Of America
          364               0         0               0           0           0   Bank Of America
          365               0         0               0           0           0   First Convenience Bank
          366               0         0               0    (25,223)           0   Regions Bank
          367               0         0               0           0           0   Jacksonville Savings Bank
          368               0         0               0           0           0   Bank Of America
          369               0         0               0           0           0   Bank Of America
          370               0         0               0           0           0   Bank Of America
          371               0         0               0           0           0   Southern Bank Commerce
          372               0         0               0           0           0   Simon's Bank
          373               0         0               0           0           0   Bank Of America
          374               0         0               0           0           0   Bank Of America
          375               0         0               0    (12,931)           0   Union Planters Bank
          376               0         0               0           0           0   AmSouth Bank
          377               0         0               0           0           0   Bank Of America
          378               0         0               0           0           0   Bank Of America
BA        379               0         0               0           0           0   First Volunteer Bank
          380               0         0               0           0           0   Bank Of America
          381               0         0               0           0           0   Sun Trust Bank
          382               0         0               0           0           0   South Trust Bank
          383               0         0               0           0           0   Community Bank
          384               0         0               0           0           0   Bank Of America
BA        385               0         0               0           0           0   Bank Of America
          386               0         0               0           0           0   Traditional Federal Bank
          387               0         0               0           0           0   First National Bank
          388               0         0               0           0           0   Community Bank and Trust
          389               0         0             780           0           0   Bank Of America
BA        390               0         0           (780)           0           0   Bank Of America
          391               0         0               0           0           0   Bank Of America
          392               0         0               0           0           0   Colonial Bank
          393               0         0               0           0           0   Medical Community Credit
          394               0         0               0     (7,610)           0   Union Planters Bank
          395               0         0               0           0           0   Branch Bank & Trust
BA        396               0         0               0           0           0   National City Bank
          397               0         0               0           0           0   Community Trust Bank
          398               0         0               0           0           0   Merchants & Farmers Bank
          399               0         0               0           0           0   Bank Of America
          400               0         0               0           0           0   Bank Of America
          401               0         0               0           0           0   Bank Of America
          402               0         0               0           0           0   Bank Of America
          403               0         0               0    (10,430)           0   wachovia Bank
BA        404               0         0               0           0           0   Bank Of America
          405               0         0               0           0           0   Hibernia
          406               0         0               0           0           0   Local Oklahoma Bank
          407               0         0               0    (10,376)           0   First Citizens Bank
          408               0         0               0           0           0   Peoples National Bank
          409               0         0               0           0           0   First National Bank
          410               0         0               0           0           0   Southside Bank
          411               0         0               0           0           0   Fifth Third Bank
          412               0         0               0    (17,455)           0   Wachovia Bank
          413               0         0               0           0           0   Bank Of America
          414               0         0               0           0           0   Jackson County Bank
          415               0         0               0    (23,423)           0   Regions Bank
          416               0         0               0           0           0   Bank Of America
          417               0         0               0           0           0   Bank Of America
          418               0         0               0           0           0   Branch Bank & Trust
          419               0         0               0           0           0   United Bank
          420               0         0               0           0           0   Bank Of America
          421               0         0               0           0           0   Bank Of America
          422               0         0               0           0           0   Trustmark National Bank
          423               0         0               0           0           0   Compass Bank
          424               0         0               0           0           0   Wilmington Trust
          425               0         0               0           0           0   Central Bank & Trust
          426               0         0               0           0           0   Bank Of America
          427               0         0               0           0           0   Bank Of America
BA        428               0         0               0           0           0   Heritage Bank
BA        429               0         0               0           0           0   First National Bank
          430               0         0               0           0           0   South Trust Bank
          431               0         0               0           0           0   National City Bank
          432               0         0               0           0           0   Bank Of America
          433               0         0               0    (31,233)           0   Wachovia Bank
          434               0         0               0           0           0   Bank Of America
          435               0         0               0           0           0   First Bank Shelbyville
          436               0         0               0           0           0   Bank Of America
          437               0         0               0           0           0   Branch Bank & Trust
          438               0         0               0           0           0   Cumberland Bank
          439               0         0               0           0           0   First Trust & Savings Bank
          440               0         0               0           0           0   Branch Bank & Trust
          441               0         0               0           0           0   Bank Of America
BA        442               0         0               0           0           0   Colonial Bank
          443               0         0               0           0           0   Red River Emp. Federal Credit
BA        444               0         0             640           0           0   First American Bank
          445               0         0               0           0           0   Branch Bank & Trust
          446               0         0               0           0           0   Sun Trust Bank
          447               0         0               0           0           0   Bank Of America
          448               0         0               0           0           0   Bank Of America
          449               0         0               0           0           0   Bank Of America
          450               0     (721)               0           0           0   Cumberland Valley National Bank
          451               0         0               0           0           0   City National Bank
          452               0         0               0           0           0   Branch Bank & Trust
          453               0         0               0           0           0   Community Bank
          454               0         0               0           0           0   Del Rio National Bank
BA        455               0         0               0           0           0   Arvest
          456               0         0               0           0           0   Union Bank
BA        457               0         0               0           0           0   Fifth Third Bank
          458               0         0               0           0           0   Bank Of America
BA        459               0         0               0           0           0   Trustmark National Bank
          460               0         0               0           0           0   Northwest Georgia Bank
          461               0         0               0           0           0   South Trust Bank
BA        462               0         0               0           0           0   Union Federal
          463               0         0               0           0           0   AmSouth Bank
BA        464               0         0               0           0           0   International Bank of Commerce
          465               0         0               0           0           0   National Bank of Commerce
          466               0         0               0           0           0   Central Kentucky Fed Savings
          467               0         0               0           0           0   Bank Of America
          468               0         0               0           0           0   Huntington Bank
          469            (72)         0               0           0           0   Branch Bank & Trust
          470               0         0               0    (10,430)           0   US Bank
          471               0         0               0           0           0   Bank Of America
          472               0         0               0           0           0   The Home Bank
          473               0         0               0           0           0   Bank Of America
          474               0         0               0           0           0   First Mexia Bank
          475               0         0               0           0           0   Sumpter Bank & Trust
          476               0         0               0           0           0   Colony Bank Southeast
          477               0         0               0           0           0   Integra Bank
          478               0         0               0    (31,300)           0   US Bank
          479               0         0               0    (25,780)           0   Regions Bank
          480               0         0               0      39,870           0   Bank Of Oklahoma
          481               0         0               0     250,916           0   Bank One
          482               0   (2,357)               0     425,890           0   Regions Bank
BA        483               0         0               0     187,501           0   First Citizens
          484               0         0               0     181,377           0   US Bank
          485               0         0               0      59,144           0   Union Planters Bank
          486               0         0               0     509,278           0   Wachovia Bank
                                                                              0
                        (119)  (11,458)             640           0           0




The following disbursements were paid in cash (do not include items reported as Petty Cash on Attachment 4D. (__ Check here if cash disbursements were authorized by United States Trustee)

None


Transfers Between Debtor in Possession Accounts
"Total Amount of Outstanding Checks and other debits" listed above, includes:
                                  0.00 Transferred to Payroll Account
                                  0.00 Transferred to Tax Account
                          8,809,643.00 Transferred to Citi Concentration Account 3,969,946.17 Transferred to BoA Concentration Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

            MONTHLY SUMMARY OF BANK ACTIVITY - CONCENTRATION ACCOUNT
            --------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account          To concentrate daily deposits prior to debt paydown
                            ---------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.



===============================================================================================================
                                 Friedman's Inc.
                Bank of America Concentrated Account # 102243608
                               GL Acct # 5999.1016
                                October 29, 2005


Beginning G/L Balance                               782,418.58       End Bank Balance                271,371.87

TFR Transfers                                     3,969,946.17       Collections in Transit          131,599.66
Act CM BC MC/Visa/Amex/Disc                          (2,680.79)
Reclass HO bankcard transfers to Citibank          (499,203.07)      HO terminal disc-BofA           (10,829.77)
Transfer to Master Disbursement                  (5,695,000.00)      HO terminal disc-BofA              (255.97)
Special Deposits                                     53,146.78
Credit batches reclasses
Collection Deposits                               2,119,221.31
Correct Agency commission                             1,483.70
Crescent Jewelers Service fee
Cougar Insurance Refund
Adjusts/Corrections prior month
Fund AP/PR/SALES Tax
LOC Advances
Cougar Insurance Refund
Overnight Investment Interest earned
Certegy Payready redeposits                           5,024.49
Reclass & Corp acct adj
Payments received for melt sold-VintageTimepiece     71,205.00
Payments received for melt sold-Susan Day           183,620.00
Loan Fees reimbursed by BOA
IBM Maint Agreement- Returned
Rev - HO terminal disc-                                  44.31

Returned Check                                      (73,797.54)
Certegy Returned ach                                (10,563.79)
Correct Certegy redeposits
Ach debit by Certegy for fees                        (1,659.14)

Reclass Credit batches                             (182,142.14)
Collection Agency Commissions                      (285,183.61)
Collection Agency Nsf's
Conc Acct Ser Charge                                (25,720.47)
HO terminal disc-BofA
HO terminal disc-Amex                                  (239.23)
HO terminal disc-Discover                              (121.78)
HO terminal disc/chgbck/trans                           (77.69)
HO terminal disc/chgbck/trans
HO terminal disc-BofA                               (10,840.57)
HO terminal disc-BofA                                   (25.12)
HO terminal disc-BofA - In Transit                  (10,829.77)
HO terminal disc-BofA - In Transit                     (255.97)
HO terminal disc-Discover                               (59.54)
Reclass & Corp acct adj                              (2,858.39)
                                                ---------------

                                                   (604,374.75)

                                                ---------------                             --------------------
Ending G/L Balance                                  384,851.73       Ending Bank Bal                 391,885.79
                                                ---------------                             --------------------

October Variances
HO terminal disc-Amex                                    (9.00)

October Variances
Certegy Payready redeposits                           7,387.76
HO terminal disc-Amex                                  (221.81)
HO terminal chargeback - BofA                          (165.44)
Special Deposit 10/7/05 - Deposit variance               (4.00)
WO Rec variance                                          46.55


                                                ---------------
Reconciled balance                                  391,885.79
                                                ===============
===============================================================================================================


** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                    Reason for
        Date              Amt          Payee        Purpose        Disbursement
        ----              ---          -----        -------        ------------

None


          TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

                                          Transferred to Store deposits Account
                             5,695,000.00 Transferred to Master Disbursement

                     --------------------
                            $5,695,000.00
                   =======================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4

         MONTHLY SUMMARY OF BANK ACTIVITY - MASTER DISBURSEMENT ACCOUNT

Name of Debtor:                Friedman's Inc.   Case Number:          05-40129
                               ---------------                         --------

Reporting Period beginning     October 2, 2005   and ending    October 29, 2005
                               ---------------                 ----------------

Purpose of Account   To receive line of credit fundings and issue payment
                     of wire transfers
                     -----------------------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved approved by the United States Trustee.



=============================================================================================================
                                 Friedman's Inc.
                  Master Disbursement Account-Acct # 3272823008
                               GL Acct # 5999.1014
                                October 29, 2005


Beginning G/L Balance                                    21,791.92          Ending Bank Balance   126,192.57

Transfer from Conc acct                               5,695,000.00

Citibank N. A. (Medium Term Finance) LOC advance     28,500,000.00
Fund disbursement accounts
PR cash Account                                      (5,664,888.73)
AP Cash Account                                     (17,464,922.58)
Sales Tax Fiduciary Account                          (1,148,883.76)
Health Insurance Account                               (526,737.08)

Wachovia 401k                                           (89,380.35)
Wire out Wise (Postage)
Wire to Cougar
Wire to CIT Group/Business Credit Inc.
Wire to Bank Boston Retail Finance
American Bankers                                        (90,518.54)
Sailair Travel
Citicorp Diners Club                                    (50,000.00)
Pamela Romano
Allen Edward                                            (24,666.67)
Fantasy Diamond Corp.                                  (499,579.03)
Media Solutions                                      (1,750,270.25)
Western Union Travel Expense                               (101.81)
Western Union Transfers & Payroll Wires                  (2,610.55)
Western Union Fees                                          (40.00)
Citibank N. A. (Medium Term Finance) LOC payments    (6,778,000.00)
                                                 ------------------

                                                     (9,285,167.20)

                                                 ------------------                           ---------------
Ending GL Balance                                       126,192.57      Ending Bank Balance        126,192.57
                                                 ------------------                           ---------------

                                                 ------------------
Reconciled balance                                      126,192.57
=============================================================================================================


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D [ ] (Check here if cash disbursements were authorized by United States Trustee)

                                                             Reason for
       Date       Amount        Payee       Purpose        Disbursement
       ----       ------        -----       -------        ------------

None

        TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

            $      5,664,888.73 Transferred to Payroll Account
            $        526,737.08 Transferred to Health Ins Acct
            $      1,148,883.76 Transferred to Sales Tax Fiduciary Acct
            $              0.00 Transferred to Store depository
            $              0.00 Transferred to Citi Operating Acct
                                Transferred to Concentration Operating Acct
            $     17,464,922.58 Transferred to Accounts payable Acct
            $              0.00 Transferred to Standstill Escrow Acct
            $              0.00 Transferred to FJ Fiduciary Acct
            $              0.00 Transferred to Friedman's Management Acct
            $              0.00 Transferred to Concentration Acct

              ------------------
                  24,805,432.15
              ==================

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - ACCOUNTS PAYABLE ACCOUNT
          -----------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account    To pay all merchandise and expense vendors
                      (non wire transfer)

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                                 Friedman's Inc

                Accounts Payable Disbursement-Acct # 3299831844
                              GL Acct # 5999.1018
                                October 29, 2005

 GL Balance                                (8,266,343.23)               Ending Bank Balance                      20,000.00

              Funding account transfers    17,464,922.58                OS checks                           (15,231,156.02)
Issued checks
                      Advertising Total    (7,032,178.45)
                         Attorney Total
                          Benefit Total       (97,059.42)
               Benefit-relocation Total
                 Capital Expenses Total      (155,730.39)
                       Chapter 11 Total    (2,434,984.80)
                Credit/Collection Total      (304,141.19)
                          Frieght Total      (168,656.86)
                    Miscellaneous Total    (1,278,935.27)
       Miscellaneous-board travel Total
                            Merch Total   (20,538,259.46)
             MiscellaneousPayroll Total
                         Mortgage Total
                  Ordinary Course Total      (475,054.95)
               Other Professional Total
                Payroll-incentive Total
                 Customer refunds Total      (209,348.55)
        Customer refunds-reissues Total
                             Rent Total    (2,122,023.05)
                   Jewelry Repair Total      (485,951.76)
          Jewelry Repair-reissues Total
                              Tax Total      (262,749.85)
                     Tax-reissues Total
                           Travel Total      (124,067.25)
                  Travel-reissues Total
Utility Total                                (370,369.18)
                    Utility-capex Total
                Credit/Collection Total

Voided checks
                      Advertising Total
                          Benefit Total
                       Chapter 11 Total         4,815.19
                Credit/Collection Total
                          Frieght Total
                    Miscellaneous Total            88.81
                            Merch Total    11,624,953.39
                 Customer refunds Total         1,472.89
        Customer refunds-reissues Total
                             Rent Total         6,857.90
                   Jewelry Repair Total           274.56
          Jewelry Repair-reissues Total
                              Tax Total
                    Tax -reissues Total
                           Travel Total         2,507.78
                  Travel-reissues Total
                          Utility Total        10,234.79
Check cleared before stop pay hit bank 08/29/05
                        649338 08/25/05           (76.80)
                        Check variances
                       650634  08/31/05            (0.10)
                       654883  09/20/05            (0.10)
 Fee for check by phone 647554 09/02/05           (30.00)

                      October variances
                        Check variances
                       657100  09/28/05            (0.01)
                       658112  10/12/05             0.50
Checks cleared but were voided in AP
                       647864  08/18/05           (60.68)
                       637822  06/16/05           (75.00)
                       630408  05/06/05        (1,188.06)


                                          (24,409,735.37)
                                         -----------------                                              --------------------
Ending G/L Balance                        (15,211,156.02)               Ending Bank Balance                 (15,211,156.02)
                                         -----------------                                              ====================


Reconciled Balance                        (15,211,156.02)
                                         =================

** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                           Reason for
                 Date                   Amount               Payee      Purpose                           Disbursement
                 ----                   ------               -----      -------                           ------------

None

                           TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

               MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT
               --------------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account      To book payroll disbursements
                        -----------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


                                 Friedman's Inc

                    Payroll Cash Account- Acct # 3299831836
                              GL Acct # 5999.1011
                                October 29, 2005

Beginning G/L Balance                             (110,639.68)      Ending Bank Balance                              28,073.45


Funding account transfers                        5,664,888.73       CURRENT O/S CHECKS                             (161,055.47)

W/T - 3HB - PPE 09/24/05 PD10/07/05                                 J75 & 3HB - PPE 09/10/05 PD 09/23/05                (13.44)
Checks Issued                                     (127,037.11)
Direct Deposits                                   (171,129.21)      ADP check reversals transit
Wage Garnishments                                     (736.24)                             38,310.00                      2.53
Taxes                                             (258,712.66)                             38,310.00                    281.89
                     Manual check run totals        (3,993.34)                             38,324.00                   (281.89)

W/T - J75 - PPE 09/24/05 PD10/07/05                                  State Disability Insurance -iNtransit frm 10/07/05  (2.40)
Checks Issued                                   (1,241,942.19)
                             Direct Deposits      (367,282.75)       State Disability Insurance -iNtransit frm 10/21/05  (2.40)
                           Wage Garnishments        (8,163.55)
                                       Taxes      (615,916.91)       08/08/05 Notification - J75                         77.77
                     Manual check run totals        (7,233.99)
             State Disability Insurance - EE            (2.40)

W/T - 3HB - PPE 10/09/05 PD 10/21/05
                               Checks Issued      (133,303.90)
                             Direct Deposits      (185,390.06)
                           Wage Garnishments          (736.24)
                                       Taxes      (177,881.94)
                     Manual check run totals          (654.74)

W/T - J75 - PPE  10/09/05 PD 10/21/05
                               Checks Issued    (1,294,368.48)
                             Direct Deposits      (415,875.53)
                           Wage Garnishments        (8,236.94)
                                       Taxes      (658,175.02)
                     Manual check run totals        (5,366.79)
             State Disability Insurance - EE            (2.40)

Wage garnishment variancesJ75 & 3HB PE
                  03/26/05 PD 04/08/05                   6.28

                       Tax variance 07/28/05             1.20

Direct deposit j75 pe 07/30/05, pd 08/12/05            630.38
Direct deposit j75 pe 10/09/05, pd 10/21/05            250.00

State Disability Insurance - frm 08/12/05                2.40
State Disability Insurance - frm 08/26/05                2.40
State Disability Insurance - frm 09/09/05                2.40
State Disability Insurance - frm 09/23/05                2.40

Check variances
30155459  08/26/05                                     400.00
30156442  08/16/05                                       0.01
30158420  09/12/05                                       0.01
30165332  10/21/05                                     100.00

Payroll wires and WU to replace checks               2,610.55

                                Rec variance            (0.01)
                                             ------------------
                                                (5,678,134.37)

                                             ------------------                                                -----------------
Ending G/L Balance                                (123,885.32)       Ending Bank Balance                           (132,919.96)
                                             ------------------                                                =================

Manual checks not in GL
                             52326  10/28/05        (1,495.46)
                             52304  10/24/05          (121.87)
                             52305  10/24/05          (349.87)
                             52306  10/24/05           (70.58)
                             52307  10/24/05          (178.69)
                             52308  10/24/05          (352.92)
                             52309  10/27/05          (321.41)
                             52310  10/24/05          (966.61)
                             52311  10/27/05          (177.30)
                             52312  10/25/05        (1,024.61)
                             52314  10/27/05          (863.40)
                             52315  10/27/05          (216.21)
                             52316  10/25/05        (1,312.44)
                             52318  10/28/05           (71.54)
                             52319  10/26/05          (460.35)
                             52320  10/26/05          (596.86)
                             52321  10/26/05          (227.25)
                             52322  10/26/05          (240.71)

Tax variances
        J75 & 3HB - PPE 09/10/05 PD 09/23/05            13.44

                                             ------------------
Reconciled Balance                                 (132,919.96)
                                             ==================


** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                                      Reason for
                    Date                     Amount            Payee   Purpose                                       Disbursement
                    ----                     ------            -----   -------                                       ------------
None


TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

           MONTHLY SUMMARY OF BANK ACTIVITY - HEALTH INSURANCE ACCOUNT
           -----------------------------------------------------------

Name of Debtor:               Friedman's Inc.   Case Number:           05-40129
                              ---------------                          ---------

Reporting Period beginning    October 2, 2005   and ending     October 29, 2005
                              ---------------                  ----------------

Purpose of Account              To book employee benefit reimbursements
                                ---------------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.



===========================================================================================================
                                 Friedman's Inc.
          Group Health Insurance Disbursement Account-Acct # 3268596048
                               GL Acct # 5999.1013
                                October 29, 2005

Begin G/L Balance                     (255,713.93)            Ending Bank Balance            -


Funding account transfers              526,737.08             Outstanding checks             -


Checks issued 10/06/05                 (83,434.98)            Outstanding checks     (40,661.66)
Checks issued 10/13/05                 (82,323.87)
Checks issued 10/20/05                 (47,983.51)
Checks issued 10/27/05                 (40,731.21)

Manual checks
October
29310  10/03/05                         (5,613.01)
29498  10/13/05                        (25,576.52)
29776  10/24/05                           (603.00)
30022  10/26/05                        (25,418.71)


                                -------------------                               ---------------
End G/L Balance                        (40,661.66)            Ending Bank Balance    (40,661.66)
                                -------------------                               ===============

                                -------------------
Reconciled                             (40,661.66)
                                ===================

============================================================================================================


** If Closing Balance is negative, provide explanation
    The closing balance is negative because the account is a controlled disbursement account, therefore it is funded on an "as needed" basis each day.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                    Reason for
         Date      Amount         Payee         Purpose            Disbursement
         ----      ------         -----         -------            ------------

None


                 TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                  ATTACHMENT 4
                                  ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - SALES TAX FIDUCIARY ACCOUNT
         --------------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account            To book EFT payments for sales tax
                              ----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

============================================================================================================================
                                 Friedman's Inc
                     Sales Tax Fiduciary Acct-003268596048
                              GL Acct # 5999.1021
                                October 29, 2005

Beginning G/L Balance                            911.95                  Ending Bank Balance             25,151.76

Funding from Master disbursement           1,148,883.76                  EFT in transit

Sales Tax EFT's
AL Local S&U Lia for 9 pd 10/0                (5,809.20)
AL Stx Lia for 9 pd 10/05                    (29,912.18)
AL Utx lia for 9 pd 10/05                        (11.12)
AR EST FOR 10/12                              (9,452.00)
AR EST STX FOR 10/24/05                      (29,900.00)
AR S&U Tx Lia for 9/05 pd 10/0               (12,932.00)
FL Doc Stp Lia for 9 pd 10/05                 (6,233.85)
FL S&U Tx Lia for 9 pd 10/05                (126,708.91)
GA FI Stx Lia for 9 paid 10/05              (199,770.57)
GA HO utx lia for 9 paid 10/05                (1,980.55)
IN S&U Tx Lia for 9 pd 10/05                 (24,403.13)
KY S&U tx lia for 9 pd 10/05                 (66,829.13)
LA S&U Lia for 9 pd 10/05                    (28,118.00)
Late filing of FL S&U 8/05                    (1,248.90)
MD S&U Tx lia for 9 pd 10/05                 (11,016.53)
NC Est Stx for 10 paid 10/05                 (40,517.09)
NC S&U Tx Lia for 9 paid 10/05               (75,725.74)
OH est stx for 10/15/05                       (3,157.30)
OH est stx for 10/25/05                       (3,157.30)
OH Stx Lia for 9 paid 10/05                   (7,920.65)
OK est stx for 10 paid 10/05                  (5,747.54)
OK Stx lia for 9 paid 10/05                  (11,495.15)
OK Utx lia for 9 paid 10/05                      (25.16)
SC S&U tx lia for 9 paid 10/05               (88,461.00)
TN S&U tx lia for 9 paid 10/05              (101,404.00)
TX S&U Tx Lia for 9 paid 10/05              (130,765.66)
VA S&U tx lia for 9 paid 10/05               (76,492.69)
WV Stx lia for 9 paid 10/05                  (25,448.66)

Sales Tax variances
OK Stx Lia for 7/0                                 0.04
OH Stx Lia for 9 paid 10/05                        0.02

                                          (1,124,643.95)

                                        ----------------                                       --------------------
Ending G/L Balance                            25,151.76                  Ending Bank Balance             25,151.76
                                        ----------------                                       ====================


                                        ----------------
Reconciled                                    25,151.76
                                        ================

============================================================================================================================

** If Closing Balance is negative, provide explanation




The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                                                                                                            Reason for
                 Date                   Amount               Payee       Purpose                           Disbursement
                 ----                   ------               -----       -------                           ------------

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

                          MONTHLY SUMMARY OF STORE CASH
                          -----------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account         Cash in store cash registers
                           ----------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


=============================================================================================================
    Register Summary
                                                             Cash
        Store              Number of          Number of       Per
        Count           Registers/Store       Registers    Register     Store Cash
        -----           ---------------       ---------    --------     ----------
         442                  2                  884        $200.00     $176,800.00
          32                  3                   96        $200.00     $ 19,200.00
           2                  4                    8        $200.00     $  1,600.00
                                              -------                  -------------
                                                 988                    $197,600.00
                                             ========                  =============


                              Register Rollforward

       Number of registers at beginning of period                               994
       Additions
       Reductions                                                                (6)

                                                                     --------------
       Number of registers at end of period                                     988
                                                                     ==============

=============================================================================================================


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)
                                                                Reason for
    Date      Amount       Payee  Purpose                      Disbursement

As is typical for retailers, the debtor uses the store petty cash fund to make change for purchases and to issue cash refunds in certain circumstances. It is not practicable to list out each such individual disbursement in this section.




          TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line7)

                                 ATTACHMENT 4
                                 ------------

        MONTHLY SUMMARY OF BANK ACTIVITY - HOME OFFICE EXPENSE ACCOUNT
        --------------------------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account     Misc corporate office disbursements
                       -----------------------------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                                Friedman's Inc.

                    HO Expense Account-Acct # 0001500518236
                              GL Acct # 5999.1030
                               October 29, 2005

Beg G/L Bal                                   6,006.55              Ending Bank Balance                        5,766.49

Reverse Expense bked two times.  Actual Expense                     HO expense reimb -                           857.92
        bked, then was bked when CD was replenished                      Deposit in Transit
Wal-Mart-Cash 5999.5505                          13.52
Arby's-Cash 5999.5505                            25.49
Wal-Mart-Cash 5999.5505                          19.55
Cash - JT Moir-Cash 5984.5535                    19.99
Kroger-Cash 5999.5505                            19.54
Wal-Mart-Cash 5910.5505                          22.42

Reverse Expense bked two times.
Bank fees 5999.5546                              15.61
Misc-Deposit slips 5999.5535                      32.4

Bank fee 0905                                   -15.51

                                         --------------                                            ---------------------
End G/L Bal                                   6,159.56              Ending Balance                             6,624.41
                                         --------------                                            =====================

Reverse Expense bked two times.  Actual Expense
         bked, then was bked when CD was replenished
      5995.5505                                  25.92
      5999.5505                                  61.01
      5999.5505                                  12.12
      5990.5535                                   1.24
      5999.5505                                  62.92
      5995.5505                                 246.38
      5999.5505                                     30
      5999.5505                                  25.23

Bank fee 0905                                    15.51
Bank fee 1005                                   -15.48


                                         --------------
Reconciled                                    6,624.41
                                         ==============

========================================================================================================================

** If Closing Balance is negative, provide explanation

Not applicable.

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorizedby United States Trustee)

     Date
     ----

None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4
                                 ------------

         MONTHLY SUMMARY OF BANK ACTIVITY - STANDSTILL ESCROW ACCOUNT
         ------------------------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account    To deposit funds in escrow pending resolution of accounts
                      payable differences


Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by The United States Trustee

                                Friedman's Inc.

                  Vendor Escrow Account-Acct # 2000026166544
                              GL Acct # 5999.1050
                               October 29, 2005

Beginning G/L Balance                  573,515.08                    Ending Bank Balance                        573,515.08

                               -------------------                                              ---------------------------
Ending G/L Balance                     573,515.08                    Ending Balance                             573,515.08
                               ===================                                              ===========================


Reconciled Balance                     573,515.08


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized United States Trustee)

             Date
             ----

None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.


(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                 ATTACHMENT 4
                                 ------------

            MONTHLY SUMMARY OF BANK ACTIVITY - FJ FIDUCIARY ACCOUNT
            -------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------



Purpose of Account                                       Administrative
                                                         --------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts othe r than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


                                Friedman's Inc
                     FJ Fiduciary Account- Acct # 13285489
                              GL Acct # 5999.1061
                               October 29, 2005

                                                   ----------------------
Begin GL  Balance                                              18,795.17            Ending Bank Balance            18,817.81
                                                   ----------------------
09/30/05 Interest earned                                           15.45
          09/30/05 Back up with holding                            (4.32)
                                                                                                         --------------------
                                                                                                                   18,817.81
                                                   ----------------------                                ====================
End GL Balance
                                                               18,806.30
                                                   ----------------------

10/31/05 Interest earned                                           15.98
10/31/05 Back up with holding                                      (4.47)

                                                   ----------------------
Reconciled Balance                                             18,817.81
                                                   ======================


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                       Date
                       ----
None

               TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS "Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

          MONTHLY SUMMARY OF BANK ACTIVITY - FIDUCIARY EXPENSE ACCOUNT
          ------------------------------------------------------------

Name of Debtor:               Friedman's Inc.    Case Number:           05-40129
                              ---------------                           --------

Reporting Period beginning    October 2, 2005    and ending     October 29, 2005
                              ---------------                   ----------------

Purpose of Account      Administrative
                        --------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

========================================================================================================================
                                 Friedman's Inc
                  Fiduciary Expense account- Acct # 1030010787
                               GL Acct # 5999.1056
                                October 29, 2005

                                                    -------------------
Begin GL  Balance                                             2,117.71           Ending Bank Balance          5,885.97
                                                    -------------------

5013 The Hartford                                              (265.00)
5012 Nevada Department of Taxation                              (10.00)
Reclass Expense reimbursement 5999.5528                      10,449.00
5014 American Custom Engraving & Signs                           (6.99)
Payroll - Janice George                                        (400.67)
Payroll Tax Impound                                            (162.40)

                                                                                                       ----------------
                                                                                                              5,885.97
                                                    -------------------                                ================
End GL Balance                                               11,721.65
                                                    -------------------

5015 Entity Services (Nevada), LLC-Rent                      (1,463.00)
5017 Entity Services (Nevada), LLC-Rent                      (1,463.00)
5016 Entity Services (Nevada), LLC-Rent                      (2,826.00)
First State Tele                                                (30.00)
Paychex EIB Invoice                                             (45.65)
                                               5018              (8.03)
                                                    -------------------
Reconciled Balance                                            5,885.97
                                                    ===================

========================================================================================================================

** If Closing Balance is negative, provide explanation
Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                       Date
                       ----
None

        TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

    MONTHLY SUMMARY OF BANK ACTIVITY - FIDUCIARY CAPITAL MANAGEMENT ACCOUNT
    -----------------------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account                                      Administrative
                                                        --------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                                 Friedman's Inc
            Fiduciary Capital Management Account- Acct # 6728003962
                              GL Acct # 5999.1057
                                October 29, 2005

                                                  ----------------------
Begin GL  Balance                                              2,715.95         Ending Bank Balance                2,729.83
                                                  ----------------------

              Interest Earned 0905                                 6.53
                                                                                                        --------------------
                                                                                                                   2,729.83
                                                  ----------------------                                ====================
End GL Balance                                                 2,722.48
                                                  ----------------------

Interest Earned 10/05                                              7.35

                                                  ----------------------
Reconciled Balance                                             2,729.83
                                                  ======================


** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                      Date
                      ----
None

              TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS "Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 4
                                  ------------

       MONTHLY SUMMARY OF BANK ACTIVITY - CITIGROUP CONCENTRATION ACCOUNT
       ------------------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Purpose of Account

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

                                 Friedman's Inc
                  Citi Concentration Account- Acct # 30597768
                              GL Acct # 5999.1003
                                October 29, 2005

Begin GL  Balance                                                               Ending Bank Balance                   0.00

Ach Transfers                                          8,809,643.00
Bankcard Transfers                                     6,403,178.96
LOC Payments                                         (15,045,808.96)
Ach Reversals                                           (158,621.00)

Bank Fees                                                 (8,392.00)
                                                                                                    -----------------------
                                                                                Ending Bank Balance                   0.00
                                                                                                    =======================

                                            ------------------------
End GL Balance                                                 0.00
                                            ------------------------

                                            ------------------------
Reconciled Balance                                             0.00

** If Closing Balance is negative, provide explanation




The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

                   Date
                   ----
None

                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 5
                                  ------------

                     CHECK REGISTER - CONCENTRATION ACCOUNT
                     --------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


                     Check
     Date           Number                  Payee                   Purpose                     Amount
     ----           ------                  -----                   -------                     ------

                                                                         Returned Check          $   73,797.54
                                                                   Certegy Returned ach              10,563.79
                                                          Ach debit by Certegy for fees               1,659.14
                                                                 Reclass Credit batches             182,142.14
                                                          Collection Agency Commissions             285,183.61
                                                                   Conc Acct Ser Charge              25,720.47
                                                                  HO terminal disc-Amex                 239.23
                                                              HO terminal disc-Discover                 121.78
                                                          HO terminal disc/chgbck/trans                  77.69
                                                                  HO terminal disc-BofA              10,840.57
                                                                  HO terminal disc-BofA                  25.12
                                                    HO terminal disc-BofA - In  Transit              10,829.77
                                                     HO terminal disc-BofA - In Transit                 255.97
                                                              HO terminal disc-Discover                  59.54
                                                                Reclass & Corp acct adj               2,858.39
                                                                                        -----------------------
                                                                                                 $  604,374.75

                                  ATTACHMENT 5
                                  ------------

                  CHECK REGISTER - MASTER DISBURSEMENT ACCOUNT
                  --------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - ACCOUNTS PAYABLE ACCOUNT
                   -----------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                        CHECK REGISTER - PAYROLL ACCOUNT
                        --------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

                                                                      Friedman's         Friedman's
                                                                         Inc.            Management            Total
                                                                         ----            ----------            -----
Pay Date:            October 7, 2005

              ADP Checks             (see ADP summary)               1,241,942.19        127,037.11         1,368,979.30
              Direct deposits        (see ADP summary)                 367,282.75        171,129.21           538,411.96
              Garnishments           (see ADP summary)                   8,163.55            736.24             8,899.79
              Federal inc tax        (see ADP summary)                 201,446.05        159,171.06           360,617.11
              EIC advances           (see ADP summary)                   (140.46)                               (140.46)
              Soc Sec EE             (see ADP summary)                 132,588.93         22,688.61           155,277.54
              Soc Sec ER             (see ADP summary)                 132,588.87         22,688.59           155,277.46
              Soc Sec Adj            (see ADP summary)                                                              0.00
              Medicare EE            (see ADP summary)                  31,322.15         10,932.52            42,254.67
              Medicare ER            (see ADP summary)                  31,321.98         10,932.52            42,254.50
              Medicare Adj           (see ADP summary)                                                              0.00
              FUTA                   (see ADP summary)                   3,326.04            288.00             3,614.04
              SIT                    (see ADP summary)                  70,255.58         31,427.62           101,683.20
              SUTA                   (see ADP summary)                  10,322.88            583.74            10,906.62
              Local Inc Tax          (see ADP summary)                   2,884.89                               2,884.89
              Adj/Prepay/Void        (see ADP summary)                   7,233.99          3,993.34            11,227.33

                                                              -----------------------------------------------------------
                                                                     2,240,539.39        561,608.56         2,802,147.95

Pay Date:           October 21, 2005
              ADP Checks             (see ADP summary)               1,294,368.48        133,303.90         1,427,672.38
              Direct deposits        (see ADP summary)                 415,875.53        185,390.06           601,265.59
              Garnishments           (see ADP summary)                   8,236.94            736.24             8,973.18
              Federal inc tax        (see ADP summary)                 221,631.01        102,304.44           323,935.45
              EIC advances           (see ADP summary)                   (142.81)                               (142.81)
              Soc Sec EE             (see ADP summary)                 139,251.22         20,281.64           159,532.86
              Soc Sec ER             (see ADP summary)                 139,251.34         20,281.69           159,533.03
              Soc Sec Adj            (see ADP summary)                       0.01                                   0.01
              Medicare EE            (see ADP summary)                  32,880.21          7,894.99            40,775.20
              Medicare ER            (see ADP summary)                  32,880.14          7,895.01            40,775.15
              Medicare Adj           (see ADP summary)                                                              0.00
              FUTA                   (see ADP summary)                   3,343.78            257.69             3,601.47
              SIT                    (see ADP summary)                  75,858.15         18,445.37            94,303.52
              SUTA                   (see ADP summary)                  10,258.54            521.11            10,779.65
              Local Inc Tax          (see ADP summary)                   2,963.43                               2,963.43
              Adj/Prepay/Void        (see ADP summary)                   5,366.79            654.74             6,021.53
                                                              -----------------------------------------------------------
                                                                     2,382,022.76        497,966.88         2,879,989.64

                                     Reclass/Adj
                                     Check variance                                                              (500.02)
                                     Wires to replace manual checks                                            (2,610.55)
                                     Wage Garnishment variances                                                    (6.28)
                                     Tax Variances                                                                  1.20
                                     late direct deposits                                                        (880.38)
                                     other                                                                         (7.19)

                                                                                                    ---------------------
              Total all pay periods during the month                                                        5,678,134.37
                                                                                                    =====================

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               102,304.44
Recap       Debited          --------------------------------------------  102,304.44                               5999.2130
                             Earned Income Credit
                             Advances                                .00
                             --------------------------------------------
                             Social Security - EE              20,281.64
                             --------------------------------------------
                             Social Security - ER              20,281.69
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------   56,353.33                               5999.2127
                             Medicare - EE                      7,894.99
                             --------------------------------------------
                             Medicare - ER                      7,895.01
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax             257.69   -5999.2131
                             --------------------------------------------
                             State Income Tax                  18,445.37   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER                  521.11   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                        .00
                             --------------------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            177,881.94
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 061000052                            185,390.06
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                                736.24   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                              364,008.24       364,008.24
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                        133,303.90   -5999.2118       497,312.14
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                          654.74   -5999.2118       497,966.88
            -------------------------------------------------------------------------                               Includes
            Taxes - Your     None This Payroll                                                                      Adjustments
            Responsibility   ---------------------------------------------------------------------  --------------- that are your
                                                                                                         497,966.88 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S MGMT INC.                                  Batch: 0877    Period Ending: 10/08/2005  Week 42
Recap                   Company Code: 3HB                            Quarter Number: 4       Pay Date:      10/21/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  10/17/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               159,171.06
Recap       Debited          --------------------------------------------  159,171.06                              5999.2130
                             Earned Income Credit
                             Advances                                .00
                             --------------------------------------------
                             Social Security - EE              22,688.61
                             --------------------------------------------
                             Social Security - ER              22,688.59
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------   67,242.24                              5999.2127
                             Medicare - EE                     10,932.52
                             --------------------------------------------
                             Medicare - ER                     10,932.52
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax             288.00   -5999.2131
                             --------------------------------------------
                             State Income Tax                  31,427.62   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER                  583.74   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                        .00
                             --------------------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            258,712.66
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 061000052                            171,129.21
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                                736.24   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                              430,578.11       430,578.11
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                        127,037.11   -5999.2118       557,615.22
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                        3,993.34   -5999.2118       561,608.56
            -------------------------------------------------------------------------                               Includes
            Taxes - Your     None This Payroll                                                                      Adjustments
            Responsibility   ---------------------------------------------------------------------  --------------- that are your
                                                                                                         561,608.56 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S MGMT INC                                  Batch: 6140    Period Ending: 09/24/2005  Week 40
Recap                   Company Code: 3HB                           Quarter Number: 4       Pay Date:      10/07/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                            Current Date:  10/03/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               201,446.05
Recap       Debited          --------------------------------------------  201,305.59                               5999.2130
                             Earned Income Credit
                             Advances                             140.46-
                             --------------------------------------------
                             Social Security - EE             132,588.93
                             --------------------------------------------
                             Social Security - ER             132,588.87
                             --------------------------------------------
                             Social Security Adj - EE                .00
                             --------------------------------------------  327,821.93                               5999.2127
                             Medicare - EE                     31,322.15
                             --------------------------------------------
                             Medicare - ER                     31,321.98
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax           3,326.04   -5999.2131
                             --------------------------------------------
                             State Income Tax                  70,255.58   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER               10,322.88   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                   2,884.89
                             --------------------------------------------  -5999.2135
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            615,916.91
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            367,282.75
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                              8,163.55   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                              991,363.21       991,363.21
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                      1,241,942.19   -5999.2118     2,233,305.40
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                        7,233.99   -5999.2118     2,240,539.39
            -------------------------------------------------------------------------                               Includes
            Taxes - Your     State Disability Insurance - EE                     2.40   -5999.2134                  Adjustments
            Responsibility   ---------------------------------------------------------------------  --------------- that are your
                             Total Taxes Your Responsibility                                  2.40     2,240,541.79 responsibility



-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S INC.                                       Batch: 6146    Period Ending: 09/24/2005  Week 40
Recap                   Company Code: J75                            Quarter Number: 4       Pay Date:      10/07/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  10/03/2005

-------------------------------------------------------------------------
Liability   Taxes            Federal Income Tax               221,631.01
Recap       Debited          --------------------------------------------  221,488.20                               5999.2130
                             Earned Income Credit
                             Advances                             142.81-
                             --------------------------------------------
                             Social Security - EE             139,251.22
                             --------------------------------------------
                             Social Security - ER             139,251.34
                             --------------------------------------------
                             Social Security Adj - EE                .01
                             --------------------------------------------  344,262.92                               5999.2127
                             Medicare - EE                     32,880.21
                             --------------------------------------------
                             Medicare - ER                     32,880.14
                             --------------------------------------------
                             Medicare Adj - EE                       .00
                             --------------------------------------------
                             Federal Unemployment Tax           3,343.78   -5999.2131
                             --------------------------------------------
                             State Income Tax                  75,858.15   -5999.2133
                             --------------------------------------------
                             State Unemployment
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Unemployment/
                             Disability Ins - ER               10,258.15   -5999.2134
                             --------------------------------------------
                             State Unemployment
                             Insurance Adj - EE                      .00
                             --------------------------------------------
                             State Disability
                             Insurance - EE                          .00
                             --------------------------------------------
                             State Disability Insurance
                             Adj - EE                                .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - EE                         .00
                             --------------------------------------------
                             Workers' Benefit Fund
                             Assessment - ER                         .00
                             --------------------------------------------
                             Local Income Tax                   2,963.43   -5999.2135
                             --------------------------------------------
                             School District Tax                     .00
                             --------------------------------------------------------
                             Total Taxes Debited
                             Acct. No. 003299831836
                             Tran/ABA 061000052                            658,175.02
            -------------------------------------------------------------------------
            Other            ADP Direct Deposit
            Transfers        Acct. No. 3299831836
                             Tran/ABA 026009593                            415,875.53
                             --------------------------------------------------------
                             Wage Garnishments
                             Acct. No. 003299831836
                             Tran/ABA 061000052                              8,236.94   -5999.2115  Total Liability
                             ---------------------------------------------------------------------  ---------------
                             Total Amount Debited From
                             Your Accounts                                            1,082,287.49     1,082,287.49
            -------------------------------------------------------------------------               ---------------
            Bank Debits      Checks                                      1,294,368.48   -5999.2118     2,376,655.97
            and Other        --------------------------------------------------------               ---------------
            Liability        Adjustments/Prepay/Voids                        5,366.79   -5999.2118     2,382,022.76
            -------------------------------------------------------------------------                               Includes
            Taxes - Your     State Disability Insurance - EE                     2.40   -5999.2134                  Adjustments
            Responsibility   ---------------------------------------------------------------------  --------------- that are your
                             Total Taxes Your Responsibility                                  2.40     2,382,025.16 responsibility


-----------------------------------------------------------------------------------------------------------------------------------
Statistical Summary     FRIEDMAN'S INC.                                       Batch: 0877    Period Ending: 10/08/2005  Week 42
Recap                   Company Code: J75                            Quarter Number: 4       Pay Date:      10/21/2005  Page  1
                        Region Name:  ATLANTA NATIONAL ACCCOUNTS                             Current Date:  10/17/2005

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - HEALTH INSURANCE ACCOUNT
                   -----------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

  Date       Check Number         Payee             Purpose             Amount
  ----       ------------         -----             -------             ------

Due to the volume of data, the Debtors have omitted the information required under this attachment. However, such information will be provided upon request to either the United States Trustee or other interested person.

                                  ATTACHMENT 5
                                  ------------

                       CHECK REGISTER - SALES TAX ACCOUNT
                       ----------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date          Check Number              Payee                            Purpose                           Amount
    ----          ------------              -----                            -------                           ------

              Wire Transfer        AL Local S&U Lia for 9 pd 10/0           Sales Tax                     $   5,809.20
              Wire Transfer        AL Stx Lia for 9 pd 10/05                Sales Tax                        29,912.18
              Wire Transfer        AL Utx lia for 9 pd 10/05                Sales Tax                            11.12
              Wire Transfer        AR EST FOR 10/12                         Sales Tax                         9,452.00
              Wire Transfer        AR EST STX FOR 10/24/05                  Sales Tax                        29,900.00
              Wire Transfer        AR S&U Tx Lia for 9/05 pd 10/0           Sales Tax                        12,932.00
              Wire Transfer        FL Doc Stp Lia for 9 pd 10/05            Sales Tax                         6,233.85
              Wire Transfer        FL S&U Tx Lia for 9 pd 10/05             Sales Tax                       126,708.91
              Wire Transfer        GA FI Stx Lia for 9 paid 10/05           Sales Tax                       199,770.57
              Wire Transfer        GA HO utx lia for 9 paid 10/05           Sales Tax                         1,980.55
              Wire Transfer        IN S&U Tx Lia for 9 pd 10/05             Sales Tax                        24,403.13
              Wire Transfer        KY S&U tx lia for 9 pd 10/05             Sales Tax                        66,829.13
              Wire Transfer        LA S&U Lia for 9 pd 10/05                Sales Tax                        28,118.00
              Wire Transfer        Late filing of FL S&U 8/05               Sales Tax                         1,248.90
              Wire Transfer        MD S&U Tx lia for 9 pd 10/05             Sales Tax                        11,016.53
              Wire Transfer        NC Est Stx for 10 paid 10/05             Sales Tax                        40,517.09
              Wire Transfer        NC S&U Tx Lia for 9 paid 10/05           Sales Tax                        75,725.74
              Wire Transfer        OH est stx for 10/15/05                  Sales Tax                         3,157.30
              Wire Transfer        OH est stx for 10/25/05                  Sales Tax                         3,157.30
              Wire Transfer        OH Stx Lia for 9 paid 10/05              Sales Tax                         7,920.65
              Wire Transfer        OK est stx for 10 paid 10/05             Sales Tax                         5,747.54
              Wire Transfer        OK Stx lia for 9 paid 10/05              Sales Tax                        11,495.15
              Wire Transfer        OK Utx lia for 9 paid 10/05              Sales Tax                            25.16
              Wire Transfer        SC S&U tx lia for 9 paid 10/05           Sales Tax                        88,461.00
              Wire Transfer        TN S&U tx lia for 9 paid 10/05           Sales Tax                       101,404.00
              Wire Transfer        TX S&U Tx Lia for 9 paid 10/05           Sales Tax                       130,765.66
              Wire Transfer        VA S&U tx lia for 9 paid 10/05           Sales Tax                        76,492.69
              Wire Transfer        WV Stx lia for 9 paid 10/05              Sales Tax                     $  25,448.66

              Wire Transfer        Sales Tax variances                      Sales Tax
              Wire Transfer        OK Stx Lia for 7/0                       Sales Tax                     $      (0.04)
              Wire Transfer        OH Stx Lia for 9 paid 10/05              Sales Tax                     $      (0.02)


                                                                                                  ---------------------
                                                                                                        $ 1,124,643.95
                                                                                                  =====================

                                  ATTACHMENT 5
                                  ------------

                  CHECK REGISTER - HOME OFFICE EXPENSE ACCOUNT
                  --------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------



Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date         Check Number             Payee                             Purpose                  Amount
    ----         ------------             -----                             -------                  ------

                                 Wal-Mart-Cash 5999.5505                                              $      (13.52)
                                 Arby's-Cash 5999.5505                                                       (25.49)
                                 Wal-Mart-Cash 5999.5505                                                     (19.55)
                                 Cash - JT Moir-Cash 5984.5535                                               (19.99)
                                 Kroger-Cash 5999.5505                                                       (19.54)
                                 Wal-Mart-Cash 5910.5505                                              $      (22.42)

                                 Reverse Expense bked two times.
                                 Bank fees 5999.5546                                                  $      (15.61)
                                 Misc-Deposit slips 5999.5535                                         $      (32.40)

                                 Bank fee 0905                                                        $       15.51
                                                                                            -------------------------
                                                                                                      $     (153.01)

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - STANDSTILL ESCROW ACCOUNT
                   ------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

    Date       Check Number           Payee          Purpose           Amount
    ----       ------------           -----          -------           ------

None

                                  ATTACHMENT 5
                                  ------------

                     CHECK REGISTER - FJ FIDUCIARY ACCOUNT
                     -------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number              Payee                             Purpose                 Amount
    ----          ------------              -----                             -------                 ------

                                                             09/30/05 Back up with holding              4.32

                                  ATTACHMENT 5
                                  ------------

                   CHECK REGISTER - FIDUCIARY EXPENSE ACCOUNT
                   ------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number              Payee                             Purpose                 Amount
    ----          ------------              -----                             -------                 ------

                                   5013 The Hartford                                                     $      265.00
                                   5012 Nevada Department of Taxation                                            10.00
                                   5014 American Custom Engraving & Signs                                         6.99
                                   Payroll - Janice George                                                      400.67
                                   Payroll Tax Impound                                                          162.40
                                   Reclass Expense reimbursement 5999.5528                                  (10,449.00)
                                                                                             --------------------------
                                                                                                        $    (9,603.94)

                                  ATTACHMENT 5
                                  ------------

             CHECK REGISTER - FIDUCIARY CAPITAL MANAGEMENT ACCOUNT
             -----------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date       Check Number          Payee           Purpose           Amount
    ----       ------------          -----           -------           ------

None

                                  ATTACHMENT 5
                                  ------------

                CHECK REGISTER - CITIGROUP CONCENTRATION ACCOUNT
                ------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date          Check Number            Payee                      Purpose                              Amount
    ----          ------------            -----                      -------                              ------

                                      Citibank                     LOC Payments                          $ 15,045,808.96
                                                                   Ach Reversals                              158,621.00
                                                                   Bank Fees                                    8,392.00
                                                                                                   ----------------------
                                                                                                         $ 15,212,821.96

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


                               TAXES OWED AND DUE
Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State Worker's compensation, etc.


Name of                                              Date Payment                                                   Date Last Tax
Taxing Authority                                         Due      Description                       Amount          Return Filed
----------------                                         ---      -----------                       ------          ------------
Alabama DOR                                                 38686 Withholding                       6786.04          10/31/2005
Internal Revenue Service                                    38718 Federal Unemployment              6669.82            1/1/2005
Kentucky DOR                                                38666 Withholding                       5850.23          10/31/2005
West Virginia Dept of Revenue                               38686 Withholding                       4291.00          10/31/2005
Mississippi DOR                                             38671 Withholding                       4091.69          10/31/2005
Georgia Dept. of Labor                                      38686 Unemployment                      4058.92          10/31/2005
Indiana DOR                                                 38676 Withholding                       4008.64          10/31/2005
Arkansas DOR                                                38671 Withholding                       3882.33          10/31/2005
North Carolina Dept. of Labor                               38686 Unemployment                      3509.42          10/31/2005
Louisianna DOR                                              38671 Withholding                       2364.84          10/31/2005
Oklahoma DOR                                                38671 Withholding                       2132.00          10/31/2005
Texas Workforce Commission                                  38686 Unemployment                      1723.14          10/31/2005
Kentucky Dept. of Labor                                     38686 Unemployment                      1627.13          10/31/2005
Virgina Employment Commission                               38686 Unemployment                      1458.00          10/31/2005
Ohio DOR                                                    38671 Withholding                       1277.99          10/31/2005
Arkansas Dept. of Labor                                     38686 Unemployment                      1205.39          10/31/2005
Indiana DOR                                                 38676 Withholding                       1119.77          10/31/2005
Alabama Unemployment Compensation Agency                    38686 Unemployment                      1036.01          10/31/2005
Mississippi Dept. of Labor                                  38686 Unemployment                       911.14          10/31/2005
South Carolina Employment Security Commission               38686 Unemployment                       895.20          10/31/2005
Indiana Dept of Workforce Development                       38686 Unemployment                       886.08          10/31/2005
Tennessee Dept. of Labor                                    38686 Unemployment                       706.67          10/31/2005
West Virginia Dept of Revenue                               38686 Unemployment                       665.11          10/31/2005
Louisianna Dept. of Labor                                   38686 Unemployment                       530.52          10/31/2005
Maryland Dept. of Labor                                     38686 Unemployment                       522.81          10/31/2005
County of Jefferson                                         38676 Withholding                        453.66          10/31/2005
Delaware DOR                                                38671 Withholding                        423.69          10/31/2005
Oklahoma Dept. of Labor                                     38686 Unemployment                       362.06          10/31/2005
City of Richmond                                            38686 Withholding                        237.74          10/31/2005
Ohio Dept of Job and Family Services                        38686 Unemployment                       236.39          10/31/2005
Illinois Dept. of Employment Security                       38686 Unemployment                       228.30          10/31/2005
Illinois DOR                                                38666 Withholding                        205.33          10/31/2005
Village of New Boston                                       38686 Withholding                        196.18          10/31/2005
City of Pikeville                                           38686 Withholding                        179.41          10/31/2005
City of Huber Heights                                       38671 Withholding                        169.02          10/31/2005
City of Bowling Green                                       38686 Withholding                        168.46          10/31/2005
City of Gadsden                                             38686 Withholding                        167.71          10/31/2005
County-Lexington/Fayette Urban                              38686 Withholding                        154.85          10/31/2005
City of Frankfort                                           38686 Withholding                        153.96          10/31/2005
City of Russellville                                        38686 Withholding                        128.22          10/31/2005
City of Middlesboro                                         38686 Withholding                        124.17          10/31/2005
County of Montgomery                                        38686 Withholding                        119.92          10/31/2005
City of Madisonville                                        38686 Withholding                        117.56          10/31/2005
City of Owensboro                                           38671 Withholding                        117.00          10/31/2005
City of Ashland                                             38686 Withholding                        114.26          10/31/2005
Pennsylvania DOR                                            38671 Withholding                        111.41          10/31/2005
County of Pulaski                                           38686 Withholding                        107.39          10/31/2005
City of Mayfield                                            38686 Withholding                        105.13          10/31/2005
City of Winchester                                          38686 Withholding                         99.86          10/31/2005
Missouri DOR                                                38671 Withholding                         94.08          10/31/2005
City of Glasgow                                             38686 Withholding                         93.77          10/31/2005
City of Nicholasville                                       38686 Withholding                         92.16          10/31/2005
City of Prestonsburg                                        38686 Withholding                         89.24          10/31/2005
City of Mount Vernon                                        38686 Withholding                         87.90          10/31/2005
City of Auburn                                              38686 Withholding                         76.58          10/31/2005
City of Danville                                            38686 Withholding                         75.92          10/31/2005
City of Georgetown                                          38686 Withholding                         75.37          10/31/2005
County of Scott                                             38686 Withholding                         75.37          10/31/2005
City of Wilmington                                          38686 Withholding                         72.64          10/31/2005
City of Elizabethtown                                       38686 Withholding                         72.39          10/31/2005
City of Maysville                                           38686 Withholding                         71.06          10/31/2005
County of Taylor Occupational License                       38686 Withholding                         66.00          10/31/2005
City of Birmingham                                          38686 Withholding                         65.88          10/31/2005
County of Laurel                                            38686 Withholding                         65.48          10/31/2005
City of Shepherdsville                                      38686 Withholding                         63.63          10/31/2005
County of Jessamine                                         38686 Withholding                         61.44          10/31/2005
City of Franklin                                            38686 Withholding                         54.22          10/31/2005
County of Breathitt                                         38686 Withholding                         50.42          10/31/2005
County of Logan                                             38686 Withholding                         49.75          10/31/2005
County of Bourbon                                           38671 Withholding                         42.66          10/31/2005
County of Fayette-Public Schools                            38686 Withholding                         34.41          10/31/2005
County of Warren                                            38686 Withholding                         34.38          10/31/2005
County of Jefferson                                         38686 Withholding                         30.41          10/31/2005
Delaware Dept. of Labor                                     38686 Unemployment                        17.55          10/31/2005
City of Nelson-Occup License Admin                          38686 Withholding                         13.34          10/31/2005
Boyle County                                                38686 Withholding                          4.19          10/31/2005
New York DOR                                                38686 Unemployment                         1.58          10/31/2005
Baldwin County S & U Tax Dept                               38677 Sales and Use Tax                  792.51          10/20/2005
City of Auburn, AL                                          38677 Sales and Use Tax                  448.37          10/20/2005
City of Birmingham, AL                                      38677 Sales and Use Tax                  914.29          10/20/2005
City of Fort Payne, AL                                      38677 Sales and Use Tax                 1075.82          10/20/2005
City of Huntsville, AL                                      38677 Sales and Use Tax                 2616.16          10/20/2005
City of Pell City, AL                                       38677 Sales and Use Tax                 1106.31          10/20/2005
City of Prattville, AL                                      38677 Sales and Use Tax                 1317.32          10/20/2005
City of Tuscaloosa, AL                                      38677 Sales and Use Tax                  476.38          10/20/2005
Cullman County AL S & U Tax                                 38677 Sales and Use Tax                  765.72          10/20/2005
Dekalb Cty AL Revenue Commissioner                          38677 Sales and Use Tax                  356.61          10/20/2005
Jefferson Co AL Dept of Revenue                             38677 Sales and Use Tax                  520.86          10/20/2005
Shelby County AL                                            38677 Sales and Use Tax                  299.43          10/20/2005
St Clair County AL                                          38677 Sales and Use Tax                  271.05          10/20/2005
Madison County AL Tax Collector                             38677 Sales and Use Tax                  371.91          10/20/2005
Tuscaloosa Co AL Sales & Use Tax                            38677 Sales and Use Tax                  726.28          10/20/2005
AL Tax Trust Account-S&U Tax Division                       38677 Sales and Use Tax                 8738.48          10/20/2005
Alabama Department of Revenue                               38677 Sales and Use Tax                30338.03          10/20/2005
Ascension Parish LA                                         38677 Sales and Use Tax                 1774.61          10/20/2005
Bossier City Parish LA                                      38677 Sales and Use Tax                 3151.92          10/20/2005
City of & Parish of Baton Rourge LA                         38677 Sales and Use Tax                 7568.76          10/20/2005
City of Natchitoches, LA                                    38677 Sales and Use Tax                 1449.58          10/20/2005
Iberia Parish LA                                            38677 Sales and Use Tax                 1778.26          10/20/2005
Lafayette Parish LA                                         38677 Sales and Use Tax                 4680.70          10/20/2005
LaFourche Parish LA                                         38677 Sales and Use Tax                 2814.91          10/20/2005
Lincoln Parish LA                                           38677 Sales and Use Tax                 1467.71          10/20/2005
Livingston Parish LA                                        38677 Sales and Use Tax                 2399.75          10/20/2005
Parish of Rapides LA                                        38677 Sales and Use Tax                 2088.67          10/20/2005
Parish of St Tammany                                        38677 Sales and Use Tax                 3456.63          10/20/2005
Jefferson Parish LA (Sheriff Harry Lee)                     38677 Sales and Use Tax                  292.67          10/20/2005
St Landry Parish LA                                         38677 Sales and Use Tax                 2038.54          10/20/2005
Tangipahoa Parish LA                                        38677 Sales and Use Tax                 4031.51          10/20/2005
Monroe LA Tax & Rev Dept                                    38677 Sales and Use Tax                 4717.00          10/20/2005
Terrebonne Parish LA S&U Tax                                38677 Sales and Use Tax                 3024.85          10/20/2005
Vermilion Parish LA S&U Tax                                 38677 Sales and Use Tax                 2004.67          10/20/2005
Vernon Parish LA S&U Tax                                    38677 Sales and Use Tax                 2449.34          10/20/2005
Missouri Department of Revenue                              38677 Sales and Use Tax                 1253.40          10/20/2005
Mississippi Tax Commission                                  38677 Sales and Use Tax                79443.00          10/20/2005
City of Panama City, FL                                     38677 Sales and Use Tax                  311.03          10/20/2005
Arkansas Department of Revenue                              38677 Sales and Use Tax                11045.00          10/20/2005
Delaware Division of Revenue                                38677 Gross Receipts Tax                   0.00          10/20/2005
Florida Department of Revenue                               38677 Documentary Stamps                4911.20          10/20/2005
Florida Department of Revenue                               38677 Sales and Use Tax               109020.72          10/20/2005
Georgia Department of Revenue                               38677 Sales and Use Tax               157969.36          10/20/2005
Georgia Department of Revenue                               38677 Use Tax                              0.00          10/20/2005
Illinois Department of Revenue                              38677 Sales and Use Tax                 1765.84          10/20/2005
Indiana Department of Revenue                               38677 Sales and Use Tax                23832.84          10/20/2005
Kentucky State Treasurer                                    38681 Sales and Use Tax                52179.22          10/26/2005
Louisiana Department of Revenue & Tax                       38677 Sales and Use Tax                42695.00          10/20/2005
State of Maryland                                           38677 Sales and Use Tax                10629.34          10/20/2005
North Carolina Department of Revenue                        38666 Sales and Use Tax                48709.08          10/10/2005
Ohio Department of Revenue                                  38681 Sales and Use Tax                 5130.94          10/26/2005
Oklahoma Tax Commission                                     38677 Use Tax                              0.00          10/20/2005
Oklahoma Tax Commission                                     38677 Sales Tax                        11573.94          10/20/2005
South Carolina Department of Revenue                        38677 Sales and Use Tax                70098.00          10/20/2005
Tennessee Department of Revenue                             38677 Sales and Use Tax                81403.00          10/20/2005
Texas Department of Revenue                                 38677 Sales and Use Tax               121064.33          10/20/2005
Virginia Department of Revenue                              38677 Sales and Use Tax                76492.69          10/20/2005
West Virginia Department of Revenue                         38671 Sales and Use Tax                21688.52          10/15/2005

Florida DOR                                                 38748 Unemployment                      1101.70          10/31/2005
Internal Revenue Service                                    38748 Federal Unemployment               545.69            1/1/2005
Georgia Dept. of Labor                                      38748 Unemployment                         3.15          10/31/2005

                                                                                           -----------------
                                                                                               1,103,515.99
                                                                                           =================

                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner's personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.


Name of Officer                                           Payment                                 Amount
or Owner                   Title                          Description                              Paid             Date
--------                   -----                          -----------                              ----             ----

Cusano,Samuel              Chief Executive Officer        Salary                                   28,846.16           10/7/2005
Cusano,Samuel              Chief Executive Officer        Tax Gross-up on Co. Paid Relocation      22,536.94           10/7/2005
Maher,Kenneth              Chief Financial Officer        Tax Gross-up on Co. Paid Relocation      17,124.69           10/7/2005
Maher,Kenneth              Chief Financial Officer        Salary                                   11,538.46           10/7/2005
Moore,Charles S            Chief Administrative Officer   Tax Gross-up on Co. Paid Relocation      20,893.09           10/7/2005
Moore,Charles S            Chief Administrative Officer   Salary                                   13,461.54           10/7/2005
Romano,Pamela J            President and COO              Salary                                   19,230.77           10/7/2005
Romano,Pamela J            President and COO              Tax Gross-up on Co. Paid Relocation       7,698.87           10/7/2005
Cusano,Samuel              Chief Executive Officer        Salary                                   28,846.16          10/21/2005
Cusano,Samuel              Chief Executive Officer        Tax Gross-up on Co. Paid Relocation       6,863.60          10/21/2005
Cusano,Samuel              Chief Executive Officer        Auto Allowance                              750.00          10/21/2005
Maher,Kenneth              Chief Financial Officer        Salary                                   11,538.46          10/21/2005
Maher,Kenneth              Chief Financial Officer        Tax Gross-up on Co. Paid Relocation       6,116.42          10/21/2005
Moore,Charles S            Chief Administrative Officer   Salary                                   13,461.54          10/21/2005
Moore,Charles S            Chief Administrative Officer   Tax Gross-up on Co. Paid Relocation       6,971.33          10/21/2005
Moore,Charles S            Chief Administrative Officer   Auto Allowance                              500.00          10/21/2005
Romano,Pamela J            President and COO              Salary                                   19,230.77          10/21/2005
Romano,Pamela J            President and COO              Tax Gross-up on Co. Paid Relocation      10,562.47          10/21/2005
Romano,Pamela J            President and COO              Auto Allowance                              600.00          10/21/2005

                                                   PERSONNEL REPORT
                                                                                         Full Time      Part Time
                                                                                         ---------      ---------
Number of Employees at beginning of period                                                   2,043          1,016
Number hired during the period                                                                  81            176
Number terminated or resigned during period                                                   (131)          (139)
                                                                                 ---------------------------------
Number of employees on payroll at end of period                                              1,993          1,053
                                                                                 =================================

                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.)


Agent and/                                          Phone           Policy           Coverage        Expiration      Date Premium
or Carrier                                          Number          Number             Type             Date              Due
----------                                          ------          ------             ----             ----              ---

(Palmer & Cay) America Zurich Insurance Co.     912-231-6961   CP05915841        General                 9/1/2006          Paid
                                                                                 Liability Policy
(Palmer & Cay) America Zurich Insurance Co.     912-231-6961   WC5915842         Workers                 9/1/2006          Paid
                                                                                 Compensation
                                                                                 Policy
(Palmer & Cay) America Zurich Insurance Co.     912-231-6961   TAP5916014        Automobile Policy       9/1/2006          Paid
(Palmer & Cay) Fireman's Fund Insurance Co.     888-347-3428   AUC591582900      Umbrella Policy         9/1/2006          Paid
(Palmer & Cay) Fireman's Fund Insurance Co.     912-231-6961   MZI97704804       Property/Jewelers       9/1/2006     12/1/2006
                                                                                 Block Policy
(Palmer & Cay) U.S. Fire Insurance Company      912-231-6961   2450048859        Excess Property         9/1/2006          Paid
(Palmer & Cay) Illinois Union Insurance Co.     912-231-6961   D35926811003      Excess Property         9/1/2006          Paid
(Palmer & Cay) Great American                   912-231-6961   SAA554394701      Crime Policy           10/1/2006     11/1/2006
(Palmer & Cay) National Union Fire Insurance    912-231-6961   004928927         Employment             7/22/2006          Paid
Co.                                                                              Practices
                                                                                 Liability
(Palmer & Cay) National Union Fire Insurance    912-231-6961   004928931         Fiduciary              7/22/2006          Paid
Co.                                                                              Liability
AIG                                             212-345-3716   005482471         D&O                    7/22/2006          Paid
U.S. Specialty                                  212-345-3716   24-MGA-04-A4085   D&O                    7/22/2006          Paid
Ohio Bureau of Workers Compensation                            1165234-0         Workers               12/31/2005     1/30/2006
                                                                                 Compensation
                                                                                 Policy
West Virginia Workers Compensation Commission                  97000606          Workers               12/31/2005     1/30/2006
                                                                                 Compensation
                                                                                 Policy
Ohio Bureau of Workers Compensation                            1165234-0         Workers               12/31/2005     1/30/2006
                                                                                 Compensation
                                                                                 Policy
West Virginia Workers Compensation Commission                  97000606          Workers               12/31/2005     1/30/2006
                                                                                 Compensation
                                                                                 Policy


Policy              Date                        Date
Type                Lapsed                      Reinstated     Reason for Lapse
----                ------                      ----------     ----------------

None



[ ] Check here if U.S. Trustee has been listed as a Certificate Holder for all insurance policies.

                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement): (2) non-financial transactions., such as the substitution of assets or collateral, (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

Financial Transactions

None

Non-Financial Transactions

None

Modifications to Loan Agreements

None

Changes in Senior Management

None

Other
None

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                         )         Case No.    05-40130
                               )                     --------
                               )
FI STORES LIMITED              )         Judge       Hon. Lamar W. Davis, Jr.
PARTNERSHIP, et al.            )                     ------------------------
                               )
                               )         Chapter     11
Debtor                         )                     --
-------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

 FROM       October 2, 2005                TO       October 29, 2005
            ---------------                         ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:        Attorney's Address and Phone Number:

Friedman's Inc.                           John Wm. Butler, Jr.
171 Crossroads Parkway                    George N. Panagakis
Savannah, Georgia 31422                   SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                               & FLOM LLP
                                          333 West Wacker Drive, Suite 2100
                                          Chicago, Illinois 60606-1285




                                          /s/ Matthew Mills
                                          --------------------------------------
                                          Attorney for Debtor's
                                          Kathleen Horne
                                          Dolly Chisholm
                                          Matthew Mills
                                          INGLESBY, FALLIGANT, HORNE,
                                            COURINGTON & CHISHOLM,
                                            A Professional Corporation
                                          17 West McDonough Street
                                          P.O. Box 1368
                                          Savannah, Georgia 31402-1368
                                          (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                         FI Stores Limited Partnership

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                                         Month                        YTD

Beginning Balance                                                                0                           0

            Cash deposits                                                3,183,311                  52,217,779
            Credit card collections                                      2,037,222                  28,204,988
            Down payments/layaways                                               0                           0
            Sales tax                                                            0                           0
            Borrowings on line of credit                                         0                           0
            Interbank transfers                                                  0                           0
            Intercompany allocations                                    (5,220,533)                (80,422,767)
            Other deposits                                                       0                           0

                                                                 ------------------          ------------------
Total cash receipts                                                              0                          (0)

                                                                 ------------------          ------------------
Total cash available                                                             0                          (0)

            Merchandise payments                                         2,409,699                  17,572,124
            Rent                                                           509,755                   5,700,733
            Advertising                                                  2,740,124                   6,144,781
            Jewelry repair                                                 124,333                   2,059,934
            Customer refunds                                                52,801                     750,150
            Utilities and telephone                                         76,709                     984,697
            Employee travel                                                  9,611                     146,573
            Benefits and benefit administration                            114,569                   1,086,590
            Freight and inventory distribution                              43,176                     683,290
            Capital expenditures                                            37,531                     443,603
            Taxes and licenses                                              66,739                   1,444,761
            Ordinary course professionals                                        0                           0
            Credit and collection expenses                                 195,953                   1,063,988
            Payroll                                                      1,306,701                  15,383,314
            Professional fees                                                    0                           0
            Banking, interest and loan fees                                      0                           0
            Income taxes                                                         0                           0
            Sales tax                                                      285,662                   3,473,998
            American Bankers Ins Group                                           0                           0
            ACH/Debits/Charges                                                   0                           0
            Healthcare                                                           0                     268,332
            Line of credit paydowns                                              0                           0
            Intercompany transfers                                      (8,311,267)                (65,678,319)
            Other disbursements                                            337,906                   8,471,450

                                                                 ------------------          ------------------
Total cash disbursements                                                        (0)                          0

                                                                 ------------------          ------------------
Ending cash balance                                                              0                          (0)
                                                                 ==================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                       /s/ Ken Maher
                                                      -------------------------
                                                      Chief Financial Officer

Name of Debtor:    FI Stores Limited Partnership    Case Number:    05-40130
                   -----------------------------                    --------

Reporting Period beginning     October 2, 2005      and ending October 29, 2005
                               ---------------                 ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                                SAVANNAH DIVISION

In re:                            )       Case No.  05-40131
                                                    --------
                                  )
FRIEDMAN'S FLORIDA                )       Judge     Hon. Lamar W. Davis, Jr.
                                                    ------------------------
PARTNERSHIP, et al.               )
                                  )       Chapter   11
                                                    --
                                  )
Debtor                            )
----------------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

        FROM       October 2, 2005        TO   October 29, 2005
                    ---------------            ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:          Attorney's Address and Phone Number:

Friedman's Inc.                             John Wm. Butler, Jr.
171 Crossroads Parkway                      George N. Panagakis
Savannah, Georgia 31422                     SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                                 & FLOM LLP
                                            333 West Wacker Drive, Suite 2100
                                            Chicago, Illinois 60606-1285


                                            /s/ Matthew Mills
                                            -------------------------------
                                            Attorney for Debtor's
                                            Kathleen Horne
                                            Dolly Chisholm
                                            Matthew Mills
                                            INGLESBY, FALLIGANT, HORNE,
                                              COURINGTON & CHISHOLM,
                                              A Professional Corporation
                                            17 West McDonough Street
                                            P.O. Box 1368
                                            Savannah,
                                            Georgia
                                            31402-1368
                                            (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                         Friedman's Florida Partnership

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                                       Month                        YTD

Beginning Balance                                                                0                           0

            Cash deposits                                                  902,356                  14,801,890
            Credit card collections                                        577,480                   7,995,114
            Down payments/layaways                                               0                           0
            Sales tax                                                            0                           0
            Borrowings on line of credit                                         0                           0
            Interbank transfers                                                  0                           0
            Intercompany allocations                                    (1,479,836)                (22,797,004)
            Other deposits                                                       0                           0

                                                                  -----------------          ------------------
Total cash receipts                                                              0                           0

                                                                  -----------------          ------------------
Total cash available                                                             0                           0

            Merchandise payments                                           677,728                   4,942,160
            Rent                                                           190,365                   2,128,904
            Advertising                                                    799,203                   1,792,228
            Jewelry repair                                                  34,969                     579,356
            Customer refunds                                                14,967                     212,641
            Utilities and telephone                                         22,688                     291,249
            Employee travel                                                    608                       9,277
            Benefits and benefit administration                             29,887                     283,458
            Freight and inventory distribution                              12,143                     192,175
            Capital expenditures                                            14,016                     165,661
            Taxes and licenses                                              18,918                     409,539
            Ordinary course professionals                                        0                           0
            Credit and collection expenses                                  55,546                     301,603
            Payroll                                                        340,879                   4,013,038
            Professional fees                                                    0                           0
            Banking, interest and loan fees                                      0                           0
            Income taxes                                                         0                           0
            Sales tax                                                       80,975                     984,755
            American Bankers Ins Group                                           0                           0
            ACH/Debits/Charges                                                   0                           0
            Healthcare                                                           0                      70,000
            Line of credit paydowns                                              0                           0
            Intercompany transfers                                      (2,387,928)                (18,758,640)
            Other disbursements                                             95,036                   2,382,595

                                                                 ------------------          ------------------
Total cash disbursements                                                        (0)                          0
                                                                 ------------------          ------------------
Ending cash balance                                                              0                           0
                                                                 -=================          ==================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                       /s/ Ken Maher
                                                      --------------------------
                                                      Chief Financial Officer

Name of Debtor:    Friedman's Florida Partnership   Case Number :  05-40131
                   ------------------------------                  --------

Reporting Period beginning  October 2, 2005  and ending  October 29, 2005
                            ---------------              ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
          SAVANNAH DIVISION

In re:                      )              Case No.    05-40132
                            )                          --------
FCJV HOLDING CORP.,         )
et al.                      )              Judge       Hon. Lamar W. Davis, Jr.
                            )                          ------------------------
                            )
Debtor                      )              Chapter     11
                            )                          --
----------------------------


                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

            FROM       October 2, 2005          TO        October 29, 2005
                       ---------------                    ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:        Attorney's Address and Phone Number:

Friedman's Inc.                           John Wm. Butler, Jr.
171 Crossroads Parkway                    George N. Panagakis
Savannah, Georgia 31422                   SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                               & FLOM LLP
                                          333 West Wacker Drive, Suite 2100
                                          Chicago, Illinois 60606-1285


                                          /s/ Matthew Mills
                                          -------------------------------------
                                          Attorney for Debtor's
                                          Kathleen Horne
                                          Dolly Chisholm
                                          Matthew Mills
                                          INGLESBY, FALLIGANT, HORNE,
                                            COURINGTON & CHISHOLM,
                                            A Professional Corporation
                                          17 West McDonough Street
                                          P.O. Box 1368
                                          Savannah, Georgia 31402-1368
                                          (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                               FCJV Holding Corp

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                                      Month                    YTD

Beginning Balance                                                            0                        0

            Cash deposits                                                    0                        0
            Credit card collections                                          0                        0
            Down payments/layaways                                           0                        0
            Sales tax                                                        0                        0
            Borrowings on line of credit                                     0                        0
            Interbank transfers                                              0                        0
            Intercompany allocations                                         0                        0
            Other deposits                                                   0                        0

                                                                 --------------          ---------------
Total cash receipts                                                          0                        0

                                                                 --------------          ---------------
Total cash available                                                         0                        0

            Merchandise payments                                             0                        0
            Rent                                                             0                        0
            Advertising                                                      0                        0
            Jewelry repair                                                   0                        0
            Customer refunds                                                 0                        0
            Utilities and telephone                                          0                        0
            Employee travel                                                  0                        0
            Benefits and benefit administration                              0                        0
            Freight and inventory distribution                               0                        0
            Capital expenditures                                             0                        0
            Taxes and licenses                                               0                        0
            Ordinary course professionals                                    0                        0
            Credit and collection expenses                                   0                        0
            Payroll                                                          0                        0
            Professional fees                                                0                        0
            Banking, interest and loan fees                                  0                        0
            Income taxes                                                     0                        0
            Sales tax                                                        0                        0
            American Bankers Ins Group                                       0                        0
            ACH/Debits/Charges                                               0                        0
            Healthcare                                                       0                        0
            Line of credit paydowns                                          0                        0
            Intercompany transfers                                           0                        0
            Other disbursements                                              0                        0

                                                                 --------------          ---------------
Total cash disbursements                                                     0                        0

                                                                 --------------          ---------------
Ending cash balance                                                          0                        0
                                                                 ==============          ===============


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                       /s/ Ken Maher
                                                      -------------------------
                                                      Chief Financial Officer

Name of Debtor:     FCJV Holding Corp.   Case Number :      05-40132
                    ------------------                      --------

Reporting Period beginning   October 2, 2005  and ending  October 29, 2005
                             ---------------              ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
          SAVANNAH DIVISION

In re:                      )            Case No.    05-40133
                            )                        --------
                            )
FRIEDMAN'S BENEFICIARY      )            Judge       Hon. Lamar W. Davis, Jr.
INC., et al.                )                        ------------------------
                            )
                            )            Chapter     11
                            )                        --
Debtor                      )
----------------------------


                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

      FROM       October 2, 2005                TO        October 29, 2005
                 ---------------                          ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:       Attorney's Address and Phone Number:

Friedman's Inc.                          John Wm. Butler, Jr.
171 Crossroads Parkway                   George N. Panagakis
Savannah, Georgia 31422                  SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                              & FLOM LLP
                                         333 West Wacker Drive, Suite 2100
                                         Chicago, Illinois 60606-1285



                                         /s/ Matthew Mills
                                         --------------------------------------
                                         Attorney for Debtor's
                                         Kathleen Horne
                                         Dolly Chisholm
                                         Matthew Mills
                                         INGLESBY, FALLIGANT, HORNE,
                                           COURINGTON & CHISHOLM,
                                           A Professional Corporation
                                         17 West McDonough Street
                                         P.O. Box 1368
                                         Savannah, Georgia 31402-1368
                                         (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                          Friedman's Beneficiary Inc.

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                         Month             YTD

Beginning Balance                                            0               0

            Cash deposits                                    0               0
            Credit card collections                          0               0
            Down payments/layaways                           0               0
            Sales tax                                        0               0
            Borrowings on line of credit                     0               0
            Interbank transfers                              0               0
            Intercompany allocations                         0               0
            Other deposits                                   0               0

                                                      ---------        --------
Total cash receipts                                          0               0

                                                      ---------        --------
Total cash available                                         0               0

            Merchandise payments                             0               0
            Rent                                             0               0
            Advertising                                      0               0
            Jewelry repair                                   0               0
            Customer refunds                                 0               0
            Utilities and telephone                          0               0
            Employee travel                                  0               0
            Benefits and benefit administration              0               0
            Freight and inventory distribution               0               0
            Capital expenditures                             0               0
            Taxes and licenses                               0               0
            Ordinary course professionals                    0               0
            Credit and collection expenses                   0               0
            Payroll                                          0               0
            Professional fees                                0               0
            Banking, interest and loan fees                  0               0
            Income taxes                                     0               0
            Sales tax                                        0               0
            American Bankers Ins Group                       0               0
            ACH/Debits/Charges                               0               0
            Healthcare                                       0               0
            Line of credit paydowns                          0               0
            Intercompany transfers                           0               0
            Other disbursements                              0               0

                                                      ---------        --------
Total cash disbursements                                     0               0

                                                      ---------        --------
Ending cash balance                                          0               0
                                                      =========        ========

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                       /s/ Ken Maher
                                                      -------------------------
                                                      Chief Financial Officer

Name of Debtor:     Friedman's Beneficiary Inc.   Case Number:      05-40133
                    ---------------------------                     --------

Reporting Period beginning    October 2, 2005    and ending   October 29, 2005
                              ---------------                 ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
          SAVANNAH DIVISION

In re:                      )             Case No.    05-40134
                            )                         --------
                            )
FRIEDMAN'S HOLDING CORP.,   )             Judge       Hon. Lamar W. Davis, Jr.
et al.                      )                         ------------------------
                            )
                            )             Chapter     11
                            )                         --
Debtor                      )
----------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

 FROM       October 2, 2005                TO       October 29, 2005

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:         Attorney's Address and Phone Number:

Friedman's Inc.                            John Wm. Butler, Jr.
171 Crossroads Parkway                     George N. Panagakis
Savannah, Georgia 31422                    SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                                & FLOM LLP
                                           333 West Wacker Drive, Suite 2100
                                           Chicago, Illinois 60606-1285




                                           /s/ Matthew Mills
                                           ------------------------------------
                                           Attorney for Debtor's
                                           Kathleen Horne
                                           Dolly Chisholm
                                           Matthew Mills
                                           INGLESBY, FALLIGANT, HORNE,
                                             COURINGTON & CHISHOLM,
                                             A Professional Corporation
                                           17 West McDonough Street
                                           P.O. Box 1368
                                           Savannah, Georgia 31402-1368
                                           (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                            Friedman's Holding Corp.

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                          Month           YTD

Beginning Balance                                            0              0

            Cash deposits                                    0              0
            Credit card collections                          0              0
            Down payments/layaways                           0              0
            Sales tax                                        0              0
            Borrowings on line of credit                     0              0
            Interbank transfers                              0              0
            Intercompany allocations                         0              0
            Other deposits                                   0              0

                                                  -------------         ------
Total cash receipts                                          0              0

                                                  -------------         ------
Total cash available                                         0              0

            Merchandise payments                             0              0
            Rent                                             0              0
            Advertising                                      0              0
            Jewelry repair                                   0              0
            Customer refunds                                 0              0
            Utilities and telephone                          0              0
            Employee travel                                  0              0
            Benefits and benefit administration              0              0
            Freight and inventory distribution               0              0
            Capital expenditures                             0              0
            Taxes and licenses                               0              0
            Ordinary course professionals                    0              0
            Credit and collection expenses                   0              0
            Payroll                                          0              0
            Professional fees                                0              0
            Banking, interest and loan fees                  0              0
            Income taxes                                     0              0
            Sales tax                                        0              0
            American Bankers Ins Group                       0              0
            ACH/Debits/Charges                               0              0
            Healthcare                                       0              0
            Line of credit paydowns                          0              0
            Intercompany transfers                           0              0
            Other disbursements                              0              0

                                                  -------------         ------
Total cash disbursements                                     0              0

                                                  -------------         ------
Ending cash balance                                          0              0
                                                  =============         ======

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                 /s/ Ken Maher
                                                ------------------------------
                                                    Chief Financial Officer

Name of Debtor:   Friedman's Holding Corp.       Case Number :     05-40134
                  ------------------------                         --------

Reporting Period beginning     October 2, 2005    and ending  October 29, 2005
                               ---------------                ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

              UNITED STATES BANKRUPTCY COURT
               SOUTHERN DISTRICT OF GEORGIA
          SAVANNAH DIVISION

In re:                    )          Case No.    05-40135
                          )                      --------
                          )
FRIEDMAN'S INVESTMENTS    )          Judge       Hon. Lamar W. Davis, Jr.
LLC, et al.               )                      ------------------------
                          )
                          )          Chapter     11
                          )                      --
Debtor                    )
--------------------------


                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

       FROM       October 2, 2005                TO        October 29, 2005
                  ---------------                          ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:    Attorney's Address and Phone Number:

Friedman's Inc.                       John Wm. Butler, Jr.
171 Crossroads Parkway                George N. Panagakis
Savannah, Georgia 31422               SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                           & FLOM LLP
                                      333 West Wacker Drive, Suite 2100
                                      Chicago, Illinois 60606-1285




                                      /s/ Matthew Mills
                                      -----------------------------------------
                                      Attorney for Debtor's
                                      Kathleen Horne
                                      Dolly Chisholm
                                      Matthew Mills
                                      INGLESBY, FALLIGANT, HORNE,
                                        COURINGTON & CHISHOLM,
                                        A Professional Corporation
                                      17 West McDonough Street
                                      P.O. Box 1368
                                      Savannah, Georgia 31402-1368
                                      (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

SOCRAD FRIEDMAN'S INVESTMENT



                           Friedman's Investments LLC

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                   Month         YTD

Beginning Balance                                     0            0

            Cash deposits                             0            0
            Credit card collections                   0            0
            Down payments/layaways                    0            0
            Sales tax                                 0            0
            Borrowings on line of credit              0            0
            Interbank transfers                       0            0
            Intercompany allocations                  0            0
            Other deposits                            0            0

                                               ---------     --------
Total cash receipts                                   0            0

                                               ---------     --------
Total cash available                                  0            0

            Merchandise payments                      0            0
            Rent                                      0            0
            Advertising                               0            0
            Jewelry repair                            0            0
            Customer refunds                          0            0
            Utilities and telephone                   0            0
            Employee travel                           0            0
            Benefits and benefit administration       0            0
            Freight and inventory distribution        0            0
            Capital expenditures                      0            0
            Taxes and licenses                        0            0
            Ordinary course professionals             0            0
            Credit and collection expenses            0            0
            Payroll                                   0            0
            Professional fees                         0            0
            Banking, interest and loan fees           0            0
            Income taxes                              0            0
            Sales tax                                 0            0
            American Bankers Ins Group                0            0
            ACH/Debits/Charges                        0            0
            Healthcare                                0            0
            Line of credit paydowns                   0            0
            Intercompany transfers                    0            0
            Other disbursements                       0            0

                                               ---------     --------
Total cash disbursements                              0            0

                                               ---------     --------
Ending cash balance                                   0            0
                                               =========     ========

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.


This 29th day of November, 2005         /s/ Ken Maher
                                        --------------------------
                                        Chief Financial Officer

Name of Debtor:   Friedman's Investments LLC    Case Number :    05-40135
                  --------------------------                     --------

Reporting Period beginning     October 2, 2005  and ending    October 29, 2005
                               ---------------                ----------------

The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 4
Attachment 5
Attachment 6
Attachment 7
Attachment 8

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF GEORGIA
                               SAVANNAH DIVISION

In re:                     )              Case No.    05-40136
                           )                          --------
                           )
FRIEDMAN'S MANAGEMENT      )              Judge       Hon. Lamar W. Davis, Jr.
CORP., et al.              )                          ------------------------
                           )
                           )              Chapter     11
                           )                          --
Debtor                     )
---------------------------

                  DEBTOR'S MONTHLY OPERATING REPORT (BUSINESS)

                                 FOR THE PERIOD

       FROM       October 2, 2005                TO       October 29, 2005
                  ---------------                         ----------------

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Debtor's Address and Phone Number:         Attorney's Address and Phone Number:

Friedman's Inc.                            John Wm. Butler, Jr.
171 Crossroads Parkway                     George N. Panagakis
Savannah, Georgia 31422                    SKADDEN, ARPS, SLATE, MEAGHER
(912) 233-9333                                & FLOM LLP
                                           333 West Wacker Drive, Suite 2100
                                           Chicago, Illinois 60606-1285



                                           /s/ Matthew Mills
                                           ----------------------------------
                                           Attorney for Debtor's
                                           Kathleen Horne
                                           Dolly Chisholm
                                           Matthew Mills
                                           INGLESBY, FALLIGANT, HORNE,
                                             COURINGTON & CHISHOLM,
                                             A Professional Corporation
                                           17 West McDonough Street
                                           P.O. Box 1368
                                           Savannah, Georgia 31402-1368
                                           (912) 232-7000


Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 30th day of the following month.

                           Friedman's Management Corp

                  Statement of Cash Receipts and Disbursements

                                     Oct-05


                                                              Monthly                       YTD

Beginning Balance                                                      400                         400

            Cash deposits                                                0                           0
            Credit card collections                                      0                           0
            Down payments/layaways                                       0                           0
            Sales tax                                                    0                           0
            Borrowings on line of credit                                 0                           0
            Interbank transfers                                          0                           0
            Intercompany allocations                                     0                           0
            Other deposits                                               0                           0

                                                          -----------------           -----------------
Total cash receipts                                                      0                           0

                                                          -----------------           -----------------
Total cash available                                                   400                         400

            Merchandise payments                                         0                           0
            Rent                                                     4,230                      47,309
            Advertising                                                  0                           0
            Jewelry repair                                               0                           0
            Customer refunds                                             0                           0
            Utilities and telephone                                  8,283                     105,174
            Employee travel                                              0                           0
            Benefits and benefit administration                     34,869                     314,882
            Freight and inventory distribution                           0                           0
            Capital expenditures                                         0                           0
            Taxes and licenses                                           0                           0
            Ordinary course professionals                                0                           0
            Credit and collection expenses                               0                           0
            Payroll                                                397,692                   4,335,279
            Professional fees                                            0                           0
            Banking, interest and loan fees                              0                           0
            Income taxes                                                 0                           0
            Sales tax                                                    0                           0
            American Bankers Ins Group                                   0                           0
            ACH/Debits/Charges                                           0                           0
            Healthcare                                                   0                      81,666
            Line of credit paydowns                                      0                           0
            Intercompany transfers                                (445,074)                 (4,884,311)
            Other disbursements                                          0                           0

                                                          -----------------           -----------------
Total cash disbursements                                                 0                         (0)

                                                          -----------------           -----------------
Ending cash balance                                                    400                         400
                                                          =================           =================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 29th day of November, 2005                       /s/ Ken Maher
                                                      -------------------------
                                                      Chief Financial Officer

                                  ATTACHMENT 4
                                  ------------

           MONTHLY SUMMARY OF BANK ACTIVITY - FRIEDMAN'S MGMT ACCOUNT
           ----------------------------------------------------------

Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.


                    Friedman's Management Acct # 3275522334
                          Friedman's Management Corp.
                                Bank of America
                              GL Acct # 5999.1012
                                October 29, 2005




                           GL
                           --

Beginning GL  Balance      400.00            Ending Bank Balance       400.00


                        ----------                                ------------
Ending Balances            400.00                                      400.00
                        ----------                                ============

Reconciling items:


                        ----------
                           400.00
                        ==========

** If Closing Balance is negative, provide explanation

Not applicable

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D ([ ] Check here if cash disbursements were authorized by United States Trustee)

          Date
          ----

None


                TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

"Total Amount of Outstanding Checks and other debits" listed above, includes:

Not applicable - there were no transfers out of this account during the period.

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reportable as "Ending Balance" on Schedule of Receipts and Disbursements (Page MOR-2, Line 7)

                                  ATTACHMENT 5
                                  ------------

                 CHECK REGISTER - FRIEDMAN'S MANAGEMENT ACCOUNT
                 ----------------------------------------------


Name of Debtor:              Friedman's, Inc.      Case Number:         05-40129
                         --------------------                           --------

Reporting Period beginning    October 2, 2005      and ending   October 29, 2005
                              ---------------                   ----------------


Account for all disbursements, including voids, lost checks, stop payments etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.


    Date       Check Number        Payee        Purpose            Amount
    ----       ------------        -----        -------            ------

None

Name of Debtor:   Friedman's Management Corp.    Case Number :     05-40136
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Reporting Period beginning    October 2, 2005    and ending   October 29, 2005
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The following attachments are not applicable to this Debtor and are therefore not attached

Attachment 1
Attachment 2
Attachment 3
Attachment 6
Attachment 7
Attachment 8